                                                                    Exhibit 10.2

                                                                  EXECUTION COPY

================================================================================

                       AMENDED AND RESTATED LOAN AGREEMENT

                         DATED AS OF SEPTEMBER 27, 2005

                                      AMONG

                          AMERICA WEST AIRLINES, INC.,
                                  AS BORROWER,

                             US AIRWAYS GROUP, INC.
                            AND ITS SUBSIDIARIES FROM
                           TIME TO TIME PARTY HERETO,

                                 CITIBANK, N.A.,
                               AS INITIAL LENDER,

                                 CITIBANK, N.A.,
                                    AS AGENT,

                            WILMINGTON TRUST COMPANY,
                               AS COLLATERAL AGENT

                                       AND

                     AIR TRANSPORTATION STABILIZATION BOARD

================================================================================

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
ARTICLE I DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS....................      2
   Section 1.1.    Defined Terms..............................................      2
   Section 1.2.    Computation of Time Periods................................     32
   Section 1.3.    Accounting Terms and Principles............................     32
   Section 1.4.    Certain Terms..............................................     32

ARTICLE II THE LOAN...........................................................     33
   Section 2.1.    The Loan...................................................     33
   Section 2.2.    Scheduled Repayment of the Loan............................     33
   Section 2.3.    Evidence of Debt...........................................     34
   Section 2.4.    Optional Prepayments.......................................     36
   Section 2.5.    Mandatory Prepayments......................................     37
   Section 2.6.    Interest...................................................     41
   Section 2.7.    Fees.......................................................     41
   Section 2.8.    Payments and Computations..................................     43
   Section 2.9.    Certain Provisions Governing the Loan......................     45
   Section 2.10.   Capital Adequacy...........................................     47
   Section 2.11.   Taxes......................................................     48

ARTICLE III CONDITIONS PRECEDENT TO EFFECTIVENESS.............................     50

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................     54
   Section 4.1.    Organization, Powers, Qualification, Good Standing,
                   Business, Subsidiaries, the Act and the Regulations........     54
   Section 4.2.    Authorization of Loan Documents, etc.......................     55
   Section 4.3.    Financial Condition........................................     56
   Section 4.4.    No Material Adverse Change; No Restricted Payments.........     57
   Section 4.5.    Title to Properties; Liens.................................     57
   Section 4.6.    Litigation; Adverse Facts..................................     57
   Section 4.7.    Payment of Taxes...........................................     58
   Section 4.8.    Performance of Agreements; Materially Adverse Agreements...     58
   Section 4.9.    Governmental Regulation....................................     58
   Section 4.10.   Securities Activities......................................     59
   Section 4.11.   Employee Benefit Plans.....................................     59
   Section 4.12.   Environmental Protection...................................     59
   Section 4.13.   Disclosure.................................................     60
   Section 4.14.   Compliance with Laws.......................................     60
   Section 4.15.   Indebtedness...............................................     61
   Section 4.16.   Insurance..................................................     61
   Section 4.17.   Perfected Security Interests...............................     61
   Section 4.18.   Compliance with the Plan of Reorganization.................     61
   Section 4.19.   Absence of Labor Disputes..................................     61
   Section 4.20.   Compliance with certain Gate Leases........................     61
   Section 4.21.   Slot Utilization...........................................     61

   Section 4.22.   Deposit Accounts and Securities Accounts...................     61
   Section 4.23.   Unrestricted Cash and Cash Equivalents.....................     62

ARTICLE V AFFIRMATIVE COVENANTS...............................................     62
   Section 5.1.    Accounting Controls; Financial Statements and Other
                   Reports....................................................     62
   Section 5.2.    Corporate Existence........................................     67
   Section 5.3.    Payment of Taxes and Claims................................     67
   Section 5.4.    Maintenance of Properties; Insurance.......................     68
   Section 5.5.    Inspection.................................................     68
   Section 5.6.    Compliance with Laws, Etc..................................     69
   Section 5.7.    Remedial Action Regarding Hazardous Materials..............     69
   Section 5.8.    Additional Obligors; Collateral............................     70
   Section 5.9.    Employee Benefit Plans.....................................     72
   Section 5.10.   FAA Matters; Citizenship...................................     72
   Section 5.11.   Board Guaranty.............................................     72
   Section 5.12.   Audits and Reviews.........................................     72
   Section 5.13.   Control of Deposit Accounts and Securities Accounts........     72
   Section 5.14.   Lower-Tier Covered Transaction.............................     73
   Section 5.15.   Contractual Obligations....................................     73
   Section 5.16.   Slot Utilization...........................................     73
   Section 5.17.   Stock Exchange Listing.....................................     73
   Section 5.18.   Further Assurances.........................................     73
   Section 5.19.   Credit Rating of Loan......................................     74

ARTICLE VI NEGATIVE COVENANTS.................................................     74
   Section 6.1.    Liens and Related Matters..................................     74
   Section 6.2.    Investments................................................     76
   Section 6.3.    Restricted Payments........................................     76
   Section 6.4.    Financial Covenants........................................     77
   Section 6.5.    Restriction on Acquisitions; Change in Fiscal Year.........     78
   Section 6.6.    Sales-Leasebacks...........................................     79
   Section 6.7.    Transactions with Affiliates...............................     79
   Section 6.8.    Conduct of Business........................................     80
   Section 6.9.    Merger or Consolidation....................................     80
   Section 6.10.   Limitations on Amendments..................................     81
   Section 6.11.   No Further Negative Pledges................................     81
   Section 6.12.   Speculative Transactions...................................     81
   Section 6.13.   Asset Sales................................................     82
   Section 6.14.   Spare Parts................................................     82

ARTICLE VII EVENTS OF DEFAULT.................................................     83
   Section 7.1.    Events of Default..........................................     83
   Section 7.2.    Remedies...................................................     85

ARTICLE VIII THE AGENT AND THE COLLATERAL AGENT...............................     86
   Section 8.1.    Authorization and Action...................................     86
   Section 8.2.    Reliance, Etc..............................................     87
   Section 8.3.    Affiliates.................................................     88
   Section 8.4.    Representations of the Lenders and the Board...............     88

   Section 8.5.    Events of Default; Termination of Board Guaranty...........     89
   Section 8.6.    Agent's and Collateral Agent's Right to Indemnity..........     89
   Section 8.7.    Indemnification of Agent and Collateral Agent..............     89
   Section 8.8.    Successor Agent and Collateral Agent.......................     90
   Section 8.9.    Release of Liens on Collateral and Subsidiary Guarantors...     90
   Section 8.10.   Co-Collateral Agent; Separate Collateral Agent.............     91
   Section 8.11.   Collateral Agents' Lien....................................     92

ARTICLE IX MISCELLANEOUS......................................................     92
   Section 9.1.    Amendments, Waivers, Etc...................................     92
   Section 9.2.    Assignments and Participations; Successors and Assigns.....     94
   Section 9.3.    Costs and Expenses.........................................     97
   Section 9.4.    Indemnities................................................     97
   Section 9.5.    Right of Set-Off...........................................     98
   Section 9.6.    Sharing of Payments, Etc...................................     98
   Section 9.7.    Notices, Etc...............................................     99
   Section 9.8.    No Waiver; Remedies........................................     99
   Section 9.9.    Governing Law..............................................     99
   Section 9.10.   Submission to Jurisdiction; Service of Process.............     99
   Section 9.11.   Waiver of Jury Trial.......................................    100
   Section 9.12.   Marshaling; Payments Set Aside.............................    100
   Section 9.13.   Section Titles.............................................    100
   Section 9.14.   Execution in Counterparts..................................    100
   Section 9.15.   Severability...............................................    100
   Section 9.16.   Confidentiality............................................    101
   Section 9.17.   Third Party Beneficiary....................................    101
   Section 9.18.   Acknowledgment Regarding Federal Authority.................    102
   Section 9.19.   Independence of Representations, Warranties and
                   Covenants..................................................    103
   Section 9.20.   Acknowledgment Regarding Second Lien.......................    103
   Section 9.21.   Board Acknowledgment.......................................    103
   Section 9.22.   Counter-Guarantor Acknowledgment...........................    103
   Section 9.23.   GE Acknowledgement.........................................    103

Annexes

Annex A   Notice Addresses
Annex B   Lending Office
Annex C   Guarantee Rate Schedule

Schedules

Schedule 1.1(a)      Slots
Schedule 2.5(b)      Collateral Release Values
Schedule 2.5(d)      Designated Asset Sales
Schedule 3(a)(vii)   Stock Certificates
Schedule 3.1(b)      Other Agreements
Schedule 4.1(b)      Operating Authority
Schedule 4.1(c)      Subsidiaries
Schedule 4.2(c)      Consents, Approvals, etc.
Schedule 4.3(d)      Financial Condition

Schedule 4.6         Material Litigation
Schedule 4.7(a)      Payment of Taxes
Schedule 4.7(b)      Government Tax Claims
Schedule 4.8(c)      Other Agreements
Schedule 4.11(a)     Plans and Multiemployer Plans
Schedule 4.12(b)     Hazardous Material Activity
Schedule 4.12(c)     Environmental Claims
Schedule 4.15        Indebtedness
Schedule 4.20        Gate Leases
Schedule 4.22        Deposit Accounts and Securities Accounts
Schedule 5.13        Account Control Agreements
Schedule 6.1(a)      Permitted Liens
Schedule 6.1(b)      Permitted Payment Restrictions
Schedule 6.6         Sale-Leasebacks
Schedule 6.7(b)      Transactions with Affiliates

Exhibits

Exhibit A     Form of Assignment and Acceptance
Exhibit B-1   Form of Tranche A Note
Exhibit B-2   Form of Tranche B-1 Note
Exhibit B-3   Form of Tranche B-2 Note
Exhibit B-4   Form of Tranche B-3 Note
Exhibit B-5   Form of Tranche B-4 Note
Exhibit C     Form of Second Lien Aircraft Mortgage and Security
              Agreement for US Airways
Exhibit D     Form of Second Lien Aircraft Mortgage and Security
              Agreement for Piedmont
Exhibit E     Form of Second Lien Slot Security Agreement
Exhibit F     Form of Second Lien Security Agreement
Exhibit G     Form of Second Lien Intellectual Property Security
              Agreement
Exhibit H     Leasehold Mortgage, Security Agreement, Assignment of
              Rents and Leases and Fixture Filing (Second Lien)
              (Pennsylvania)
Exhibit I     Form of Collateral Value Certificate
Exhibit J     Form of Second Lien Guaranty
Exhibit K     [Reserved]
Exhibit L     Form of Summary Report of Slot Utilization
Exhibit M     Form of Subsidiary Joinder
Exhibit N     Investment Guidelines
Exhibit O     Form of Warrants

          AMENDED AND RESTATED LOAN AGREEMENT, dated as of September 27, 2005, among AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), US AIRWAYS GROUP, INC., a Delaware corporation ("Group"), the direct and indirect Subsidiaries of Group parties hereto from time to time, CITIBANK, N.A., as the Initial Lender (in such capacity, together with its successors and permitted assigns, the "Initial Lender"), CITIBANK, N.A., as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Collateral Agent (in such capacity, together with its successors and permitted assigns, the "Collateral Agent") and AIR TRANSPORTATION STABILIZATION BOARD, created pursuant to Section 102 of the Act referred to below (the "Board").

                                   WITNESSETH:

          WHEREAS, the Borrower, the Agent, the Initial Lender, the Board and KPMG Consulting, Inc. (now known as BearingPoint, Inc.), as Loan Administrator, are parties to that certain Loan Agreement dated as of January 18, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Original Loan Agreement") pursuant to which the Initial Lender made a single term loan to the Borrower in the amount of $429,000,000;

          WHEREAS, America West Holdings Corporation, a Delaware corporation and owner of 100% of the Common Stock of the Borrower ("AWA Holdings"), Group and Barbell Acquisition Corp., a Delaware corporation and wholly owned Subsidiary of Group ("Merger Sub"), are parties to that certain Agreement and Plan of Merger dated as of May 19, 2005 (the "Merger Agreement") providing for the merger of Merger Sub with and into AWA Holdings (the "Merger");

          WHEREAS, on September 12, 2004, Group, US Airways, Inc. ("US Airways") and certain of their affiliates (the "Debtors") filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court"), jointly administered Case No. 04-13819 (the "Bankruptcy Case");

          WHEREAS, the Plan of Reorganization (as defined below) in the Bankruptcy Case contemplates, among other things, the Merger;

          WHEREAS, the consummation of the Merger and the transactions contemplated by the Plan of Reorganization requires the consent of, among others, the Board and the Initial Lender;

          WHEREAS, the Borrower has requested that the Board, the Counter-Guarantors (as defined below) and the Initial Lender consent to the Merger and the transactions contemplated by the Plan of Reorganization, and, in connection therewith, amend and restate the Original Loan Agreement as provided herein; and

          WHEREAS, the Board, the Counter-Guarantors and the Initial Lender are willing to consent to the Merger and the transactions contemplated by the Plan of Reorganization and amend and restate the Original Loan Agreement upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree to amend and restate the Original Loan Agreement as follows:

                                    ARTICLE I

                DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

          SECTION 1.1. DEFINED TERMS. As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Act" means the Air Transportation Safety and System Stabilization Act, P.L. 107-42, as the same may be amended from time to time.

          "Adjusted Cash Amount" has the meaning specified in Section 6.4(a).

          "Adjusted Excess Cash Flow" means, for any period, (i) Excess Cash Flow of Group for such period, minus (ii) the sum of (A) 25% of such Excess Cash Flow, (B) 100% of the aggregate amount of prepayments of the Loan previously made pursuant to Section 5.8(d), during such period, and (C) 100% of the aggregate amount of prepayments of the US Airways Loan previously made by US Airways pursuant to Section 5.8(d) of the US Airways Loan Agreement.

          "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Affiliate Transaction" has the meaning specified in Section 6.7(a).

          "After-Acquired Section 1110 Equipment" means Section 1110 Equipment acquired by an Obligor after the Effective Date.

          "Agent" has the meaning specified in the preamble to this Agreement.

          "Aggregate Amounts Due" has the meaning specified in Section 9.6.

          "Agreement" means this Amended and Restated Loan Agreement.

          "Airbus Counter-Guarantor" means AFS Cayman Limited, a company incorporated under the laws of the Cayman Islands.

          "Airbus Financing Letter Agreement" means the A350/A330 Financing Letter Agreement, dated as of September 27, 2005, among Borrower, US Airways, Group, and AVSA, S.A.R.L., or any financing pursuant thereto, as amended, restated, supplemented or modified.

          "Airbus Financings" means the Airbus Loan Agreements and the Airbus Financing Letter Agreement.

          "Airbus Loan Agreements" means the $161,000,000 Loan Agreement and the $89,000,000 Loan Agreement, each dated as of September 27, 2005, among the Borrower, US Airways, Group, Airbus Financial Services, individually and as loan agent, and Wells Fargo Bank Northwest, National Association, as collateral agent, each as amended, restated, supplemented or modified.

          "Aircraft Related Equipment" means each Obligor's aircraft fleet (including engines, airframes, propellers and appliances), spare aircraft engines and propellers, spare parts, aircraft parts, simulators and other training devices, passenger loading bridges or other flight or ground equipment and Aircraft Related Facilities.

          "Aircraft Related Facilities" means (i) airport terminal facilities, including without limitation, baggage systems, loading bridges and related equipment, building, infrastructure and maintenance, club rooms, apron, fueling systems or facilities, signage/image systems, administrative offices, information technology systems and security systems, (ii) airline support facilities, including without limitation, cargo, catering, mail, ground service equipment, ramp control, deicing, hangars, aircraft parts/storage, training and reservations facilities and (iii) all equipment used in connection with the foregoing.

          "ALPA Letter Agreement" means the Letter Agreement, dated September 14, 2005, among Group, AWA Holdings and the Airline Pilots Association.

          "Applicable Interest Rate" means, for any Interest Period, a rate per annum equal to LIBOR for such Interest Period plus 0.40% per annum; provided that if (i) some or all of Tranche A, Tranche B-1, Tranche B-2 or Tranche B-3 is assigned pursuant to Section 9.2 and in connection with such assignment, the Board Guaranty (in the case of Tranche A) is terminated in accordance with its terms, or any applicable Counter-Guarantee (in the case of Tranche B-1, Tranche B-2 or Tranche B-3) is no longer in effect, in each case, with respect to the assigned portion of the applicable Tranche (such that the Guarantee Fee or any Counter-Guarantee Fee is no longer payable with respect to such assigned portion); or (ii) Tranche B-4 is assigned pursuant to Section 9.2 (such that the Supplemental Facility Fee is no longer payable with respect to such assigned portion), then in each such case the Applicable Interest Rate on such assigned portion of the Loan will be LIBOR for such Interest Period plus 8.40% (increasing by 0.05% on January 18 of each year, beginning January 18, 2006).

          "Appraisal Report" means, with respect to each category of Appraised Collateral, a desktop appraisal (or, if applicable, pursuant to Section 5.8(c), a physical inspection report) in form and substance reasonably satisfactory to the Controlling Creditor and prepared by an Appraiser, which certifies, at the time of determination, the current market value and the liquidation value of the assets subject to such appraisal; provided that with respect to aircraft, engines, spare engines, spare parts and flight simulators, the terms "current market value" and "liquidation value" shall be as defined by the International Society of Transport Aircraft Trading if applicable to the particular Collateral; provided, further, that except as otherwise agreed to by the Controlling Creditor, each Appraisal Report obtained subsequent to the preparation of the Baseline Appraisal with respect to each category of Appraised Collateral shall be (A) prepared by the same Appraiser used in the Baseline Appraisal for such category of Appraised Collateral, unless such Appraiser is no longer providing appraisals for such type of property or the Borrower, the Agent and the Board (so long as the Board is either a guarantor of Tranche A or a Lender hereunder) agree that good cause exists to change Appraisers and (B) in any event, based on the same methodologies and assumptions (including, without limitation, the time period for the disposition of such Appraised Collateral and the market conditions perceived to exist at the time) used in the Baseline Appraisal for such category of Appraised Collateral.

          "Appraised Collateral" means (i) all aircraft, spare engines, flight simulators, ground service equipment, passenger loading bridges and spare parts that are part of the Collateral, (ii) Slots and Gate Leases that are part of the Collateral, (iii) each item of Pledged Real Property that is the subject of a Mortgage, and (iv) such other Aircraft Related Equipment that is part of the Collateral and for which the Obligors elect to obtain Appraisal Reports.

          "Appraised Value" means, with respect to any item of Collateral, the liquidation value of such Collateral as reflected in the most recent Appraisal Report obtained in respect of such Collateral in accordance with this Agreement.

          "Appraiser" means BACK Aviation Solutions, AVITAS, Inc. or Simat Helliesen & Eichner, Inc. or any other firm of nationally recognized, independent appraisers as may be agreed by the Borrower and the Controlling Creditor.

          "Asset Sale" means any sale, transfer or other disposition (including by way of merger, consolidation, exchange of assets or sale-leaseback transactions) by an Obligor to any Person other than another Obligor of (i) all or any of the Capital Stock of any Obligor other than Group or (ii) any other property or assets of an Obligor (including spare parts); provided that the term "Asset Sale" shall not include (a) any sale or disposition of spare parts, inventory (including available seat miles and frequent flier miles (including dividend and flightfund miles)), receivables and other current assets, in each case in the ordinary course of business; provided that with respect to a sale or disposition of spare parts, the aggregate Appraised Value of the remaining spare parts which would be counted in the computation of Collateral Value as of such date is not less than 75% of the Appraised Value of the spare parts set forth in the Baseline Appraisal; (b) any licensing or sublicensing of intellectual property in the ordinary course of business of the Obligors; (c) any leasing or subleasing of property in the ordinary course of business; (d) a sale, transfer or other disposition resulting from a casualty or a condemnation by a Governmental Authority; (e) any sale or disposition (in a single transaction or related series of transactions) of obsolete or worn out property (other than spare parts) in the ordinary course of business that generate(s) consideration to the Obligors of $100,000 or less; (f) the contemporaneous exchange, in the ordinary course of business, of property for property of a like kind; (g) any disposition of property which is not Collateral in connection with the making of an Investment permitted under Section 6.2; or (h) a sale or disposition of cash or Cash Equivalents.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Lender, consented to by the Board and the Borrower (if applicable) and accepted by the Agent (unless consummated pursuant to Section 9.2(d)), in substantially the form of Exhibit A.

          "AWA Holdings" has the meaning specified in the recitals to this Agreement.

          "Bankruptcy Case" has the meaning specified in the recitals to this Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code as now and hereafter in effect, or any successor statute.

          "Bankruptcy Court" has the meaning specified in the recitals to this Agreement.

          "Base Rate Loan" means a Loan that bears interest based on a fluctuating rate per annum for any day equal to the sum of (a) the higher of (i) the Federal Funds Rate plus 1/2 of 1% and (ii) the rate of interest in effect for such day as publicly announced from time to time by Citibank, N.A. (or any successor thereto) as its "prime rate" plus (b) 3.00%. For purposes of this definition, "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of

1/100 of 1%) charged to Citibank, N.A. on such day on such transactions as determined by the Agent. Furthermore, the "prime rate" is a rate set by Citibank, N.A. based upon various factors including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Citibank, N.A. shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Baseline Appraisal" means, as to each category of Appraised Collateral, the first Appraisal Report with respect to such category of Appraised Collateral obtained by the Obligors after the Effective Date pursuant to Section 5.8(c).

          "Board" has the meaning specified in the preamble to this Agreement, and any successor approved by or established in accordance with the Act.

          "Board Guaranty" means the Amended and Restated Guarantee Agreement dated as of the date hereof and executed by the Board, the Initial Lender and the Agent.

          "Borrower" has the meaning specified in the preamble to this Agreement.

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York, New York, Charlotte, North Carolina or Phoenix, Arizona and, if the applicable Business Day relates to notices, determinations, fundings and payments in connection with LIBOR, a day on which dealings in Dollar deposits are also carried on in the London interbank market.

          "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of that Person, and the amount of Indebtedness represented by such lease shall be the capitalized amount of the obligations evidenced thereby determined in accordance with GAAP.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock, or corresponding equity rights in any partnership, limited liability company or other entity, whether now outstanding or issued after the date of this Agreement, including, without limitation, all Common Stock.

          "Cash Equivalents" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (b) issued by any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper not issued by the Borrower maturing no more than one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $500,000,000; (v) shares of any money market mutual fund that
(a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's; and (vi) investments made pursuant to the Investment Guidelines, so long as an amount equal to 100% of the Minimum Adjusted Cash Amount required to be maintained at such time pursuant to Section 6.4(a) is maintained in cash and/or investments covered in clauses (i) through (v) above.

          "Cash Proceeds" means, (a) with respect to any Asset Sale, the cash or Cash Equivalents proceeds of such Asset Sale, including payments of deferred payment obligations (to the extent corresponding to the principal, but not the interest component thereof) when received in the form of cash or Cash Equivalents and proceeds from the conversion of other property received when converted to cash or Cash Equivalents, and (b) with respect to any Future Issuance, the cash proceeds of such Future Issuance.

          "CFC" means a "controlled foreign corporation" under Section 957 of the Internal Revenue Code.

          "Change of Control" means (i) the acquisition at any time by any Person of "beneficial ownership" (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder ("Section 13(d)")) in excess of 35% of the total voting power of the Voting Stock of Borrower, US Airways, AWA Holdings or Group; (ii) the sale, lease, transfer or other disposition, of all or substantially all of the assets of the Borrower, US Airways, AWA Holdings or Group to any Person as an entirety or substantially as an entirety in one transaction or a series of related transactions; (iii) the merger or consolidation of the Borrower, US Airways, AWA Holdings or Group, with or into another corporation, or the merger of another corporation into the Borrower, US Airways, AWA Holdings or Group, or any other transaction, with the effect that a Person acquires as a result of such transaction "beneficial ownership" in excess of 35% of the total voting power of the Voting Stock of the Borrower, US Airways, AWA Holdings or Group, or (if the Borrower, US Airways, AWA Holdings or Group is not the surviving corporation in such transaction) such other corporation (including, in any such case, indirect ownership through another Person); (iv) the liquidation or dissolution of the Borrower, US Airways or Group, other than a liquidation or dissolution in which another Obligor acquires all of the assets of the liquidating entity; or (v) if a majority of the board of directors of Group shall no longer be composed of individuals (a) who were members of said board on the Effective Date (after giving effect to the Consummation of the Plan), (b) whose election or nomination to said board was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of said board, (c) whose election or nomination to said board was approved by individuals referred to in clauses (a) and (b) above constituting at the time of such election or nomination at least a majority of said board or (d) in the case of individuals nominated by the investors under the Equity Investment Agreements, who were nominated or proposed by such investors; provided, however, that notwithstanding the provisions of clauses (i) through (v) above, none of (A) the Merger, (B) the Consummation of the Plan and the implementation of the transactions contemplated thereby, or (C) entry by the Obligors into any contract or arrangement that provides for or is conditioned upon payment in full in cash of all Obligations shall constitute a "Change of Control" hereunder. For purposes of this definition, the term Person includes a "person" or "group" within the meaning of Rule 13d-3 under the Exchange Act but does not include any other Obligor.

          "Closing Date" means January 18, 2002.

          "Collateral" means all of the properties and assets that are (or are purported to be) from time to time subject to the Liens granted to the Collateral Agent pursuant to the Collateral Documents as security for the Obligations but not including Excluded Property.

          "Collateral Agent" has the meaning set forth in the preamble to this Agreement.

          "Collateral Documents" means, collectively, (i) that certain Second Lien Aircraft Mortgage and Security Agreement, dated as of the date hereof, between US Airways and the Collateral Agent, in substantially the form of Exhibit C (the "US Airways Aircraft Mortgage"); (ii) that certain Second Lien Aircraft Mortgage and Security Agreement, dated as of the date hereof, between Piedmont and the Collateral Agent, in substantially the form of Exhibit D (the "Piedmont Aircraft Mortgage," and together with the US Airways Aircraft Mortgage, the "Aircraft Mortgages"); (iii) that certain Second Lien Slot Security Agreement, dated as of the date hereof, among the Borrower, US Airways, Piedmont, PSA Airlines, Inc. and the Collateral Agent, in substantially the form of Exhibit E (the "Slot Security Agreement"); (iv) that certain Second Lien Security Agreement, dated as of the date hereof, among the Obligors and the Collateral Agent, in substantially the form of Exhibit F (the "Security Agreement"); (v) that certain Second Lien Intellectual Property Security Agreement, dated as of the date hereof, among the Obligors party thereto and the Collateral Agent, in substantially the form of Exhibit G (the "Intellectual Property Security Agreement"); (vi) Leasehold Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Second Lien) (Pennsylvania) dated as of the date hereof, by US Airways for the benefit of the Collateral Agent, in substantially the form of Exhibit H (the "Mortgage"); (vii) the Intercreditor Agreement; (viii) each other certificate, agreement or document executed and delivered by any Obligor pursuant to any of the foregoing agreements, including any Control Agreement, certificate, agreement or document delivered pursuant hereto or to the terms of Section 5.8; and (ix) any consents of lessors of any of the Collateral to the pledge of such Collateral pursuant to the agreements or documents listed in (i) through (vi) above.

          "Collateral Document Supplement" means a supplement to a Collateral Document that subjects additional Collateral to the Lien granted by such Collateral Document.

          "Collateral Release Value" means, for each item of Collateral with respect to which the Lien of the Collateral Agent is being released (or subordinated) in connection with a Replacement Secured Financing, an amount equal to (a) with respect to (i) Slots or (ii) rotable, repairable and expendable spare parts, 100% of the dollar amount therefor set forth on Schedule 2.5(b) (which amount, for the avoidance of doubt, shall not be pro rated for a Replacement Secured Financing with respect to less than all of the Obligors' Slots or spare parts), and (b) with respect to aircraft and spare engines, the product of (i) the Appraised Value of such Collateral (based on an Appraisal Report obtained within sixty (60) days of the date of such transaction and otherwise satisfactory to the Controlling Creditor) and (ii) the prepayment percentage for such item or type of Collateral which is set forth on Schedule 2.5(b).

          "Collateral Value" means, as of any date of determination, the sum of:
(a) the Appraised Value of all Appraised Collateral, as stated in the then most current Appraisal Report(s) therefor and (b) 85% of the Eligible Accounts as of such date; provided that none of the following assets shall be included in the computation of Collateral Value (collectively, the "Ineligible Assets"): (A) property or assets not subject to a first-priority perfected Lien in favor of the Collateral Agent (subject to Permitted Encumbrances and the prior Liens securing the First Lien Obligations (as defined in the Intercreditor Agreement)), including, without limitation, any property or assets that may no longer be owned by an Obligor as a result of an Asset Sale or otherwise; (B) After-Acquired Section 1110 Equipment; and (C) property or assets subject to any event of loss, damage or other casualty that has materially and adversely affected the value of such Collateral, whether insured or not, and in the event that any Ineligible Assets are excluded from the computation of the Collateral Value based on this proviso, the Collateral Value computed in accordance with the foregoing method shall be adjusted to exclude such Ineligible Assets.

          "Collateral Value Certificate" means a certificate executed by a Responsible Officer of the Borrower in substantially the form of Exhibit I annexed hereto (provided that such certificate may be incorporated into a certificate contemporaneously delivered pursuant to clause (iv) of Section 5.1(b)).

          "Collateral Value Deficiency" means, as of any date of determination, the positive amount, if any, equal to the difference of (i) 135% of (x) the sum of the aggregate outstanding amount of principal of and accrued interest on the Loan on such date plus the aggregate outstanding amount of principal of and accrued interest on the US Airways Loan on such date less (y) the Minimum Adjusted Cash Amount required to be maintained by the Obligors on such date minus (ii) the Collateral Value as of such date.

          "Collateral Value Test Date" has the meaning specified in Section 5.8(d).

          "Commodity Agreement" means any agreement or arrangement the value of which fluctuates based on the value of a commodity.

          "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Agreement, including, without limitation, all series and classes of such common stock.

          "Confirmation Order" means the order of the Bankruptcy Court, dated September 16, 2005, confirming the Plan of Reorganization pursuant to Section 1129 of the Bankruptcy Code.

          "Consolidated EBITDAR" means, with respect to any Person, for any period, the sum of (i) the operating income of such Person for such period, (ii) rental expenses of such Person for such period under aircraft Operating Leases and (iii) depreciation and amortization and stock compensation expenses and extraordinary charges and non-cash unusual items of such Person that were recognized in arriving at the amount of such operating income for such period, all as determined on a consolidated basis in accordance with GAAP.

          "Consolidated Fixed Charges" means, with respect to any Person, for any period, the sum of (a) the aggregate gross interest expense relating to Indebtedness of such Person for such period (calculated without regard to any limitations on the payment thereof), including the corresponding amounts for such period under Capital Lease obligations and Synthetic Lease obligations of such Person (and including, for the avoidance of doubt, the Guarantee Fee hereunder and the "Guarantee Fee" under and as defined in the US Airways Loan Agreement payable for such period), (b) the aggregate rental expenses of such Person for such period under aircraft Operating Leases, and (c) dividends or any other payments or distributions in respect of any class of Capital Stock of such Person, including in connection with any redemption, purchase, retirement or other acquisition, directly or indirectly of any such class of Capital Stock, paid or payable during such period (but only to the extent payment thereof is permitted under this Agreement), all determined on a consolidated basis.

          "Consummation of the Plan" means substantial consummation of the Plan of Reorganization within the meaning of Section 1101(2) of the Bankruptcy Code.

          "Contractual Obligation" means, as applied to any Person, any provision of any equity security issued by that Person or of any indenture, mortgage, deed of trust, contract, lease, license, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

          "Control Agreement" has the meaning specified in Section 5.13 hereof.

          "Controlling Creditor" means, as of any date, (a) the Board, so long as (i) the Board Guaranty is in full force and effect as of such date and has not been terminated without payment having been made thereunder and (ii) the outstanding amount of Tranche A guaranteed under the Board Guaranty as of such date represents a majority of the principal amount of the Loan then outstanding, and (b) at all other times, the Requisite Lenders.

          "Convertible Note Offering" means the offering of $125,000,000 of US Airways Group, Inc. Senior Convertible Notes as described in the Confidential Offering Memorandum dated September 20, 2005, together with the offering of such principal amount of such notes pursuant to any overallotment option granted to the initial purchasers thereof in connection therewith.

          "Counter-Guarantee" means, as the context may require, any or all of
(i) the Amended and Restated Counter-Guarantee Agreement dated as of the date hereof among the Airbus Counter-Guarantor, the Initial Lender and the Agent;
(ii) the Amended and Restated Counter-Guarantee Agreement dated as of the date hereof among the GECC Counter-Guarantor, the Initial Lender and the Agent; and
(iii) any counter-guarantee entered into after the date hereof for purposes of guaranteeing Tranche B-2.

          "Counter-Guarantee Fee" means the counter-guarantee fee payable to each Counter-Guarantor on an Interest Payment Date in an amount equal to the product of (x) the applicable Guarantee Rate set forth on Annex C for such Interest Payment Date and (y) the outstanding amount of Tranche B-1, Tranche B-2 or Tranche B-3 (as applicable) guaranteed under the applicable Counter-Guarantee or held by the applicable Counter-Guarantor (as a result of a payment thereunder) on such date (computed on the basis of a year of 360 days and actual number of days elapsed) as determined by the Agent as of the date of payment of such fee and after giving effect to any payment of principal of the Loan made on such date.

          "Counter-Guarantee Taxes" has the meaning specified in Section
2.11(b).

          "Counter-Guarantor" means, as the context may require, any or all of the Airbus Counter-Guarantor, the GECC Counter-Guarantor and any person who becomes a counter-guarantor after the date hereof with respect to Tranche B-2.

          "Counter-Guarantor Letter of Credit" means, with respect to any applicable Counter-Guarantee, an irrevocable standby letter of credit issued by a "Letter of Credit Bank" (as defined in such Counter-Guarantee), in favor of the Agent, in the form required under such Counter-Guarantee.

          "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement.

          "DCA" means Ronald Reagan Washington National Airport.

          "Debtors" has the meaning specified in the recitals to this Agreement.

          "Default" means any condition or event which with the required passing of time or the giving of any required notice or both would, unless cured or waived, become an Event of Default.

          "Designated Asset Sale" means an Asset Sale with respect to an asset identified on Schedule 2.5(d).

          "Disclosure Statement" means the Disclosure Statement with respect to the Plan of Reorganization of US Airways Group, Inc. and its Affiliated Debtors and Debtors-in-Possession pursuant to Section 1125 of the Bankruptcy Code which was approved by the Bankruptcy Court on August 9, 2005, together with any amendments, supplements or modifications thereto that have been approved by the Bankruptcy Court prior to the Effective Date.

          "Dollars" and the sign "$" each mean the lawful money of the United States of America.

          "Effective Date" has the meaning specified in Article III hereof.

          "Eligible Accounts" means, as of any date of determination, accounts receivable shown on the consolidated balance sheet of Group as of the end of the then most recently ended fiscal quarter, net of, without duplication, all reserves against such accounts receivables and all accounts receivables owed by another Obligor, provided that:

          (a) such accounts receivable arise out of sales of goods or rendering of services in the ordinary course of the relevant Obligor's business;

          (b) such accounts receivable are payable in Dollars and are otherwise on terms normal and customary in the relevant Obligor's business;

          (c) such accounts receivable are not more than 90 days past original invoice date or more than 60 days past the date due;

          (d) such accounts receivable are not owing from any Person from which an aggregate amount of more than 20% of the accounts receivable owing therefrom is more than 60 days past the date due;

          (e) such accounts receivable are not owing from any Person that (i) has disputed liability for any account receivable owing from such Person (but only to the extent of such dispute) or (ii) has otherwise asserted any claim, demand or liability against any Obligor, whether by action, suit, counterclaim or otherwise (but only to the extent of such claim, demand or liability);

          (f) such accounts receivable are not owing from any Person that has taken or is the subject of any action or proceeding under any bankruptcy, insolvency or similar law;

          (g) such accounts receivable (i) are not owing from any Person that is also a supplier to, or creditor of, any Obligor, is a credit card processor, travel agent or marketing partner of any Obligor, or to whom any Obligor is otherwise indebted, and (ii) do not represent any manufacturer's or supplier's credits, discounts, incentive plans or similar arrangements entitling any Obligor to discounts on future purchase therefrom;

          (h) such accounts receivable do not arise out of sales to account debtors outside the United States or Canada;

          (i) such accounts receivable do not arise out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or chargeback (including, without limitation, accounts receivables for unutilized tickets);

          (j) such accounts receivable are not owing from an account debtor that is an agency, department or instrumentality of the United States or any state thereof; and

          (k) such accounts receivables arise out of sales for which the account debtors' obligations to pay are not conditioned upon any Obligor's completion of any further performance or as to which the goods or services giving rise thereto have been delivered or performed by the Obligors, and if applicable, have been accepted by the account debtors, and the account debtors have not revoked their acceptance.

          "Eligible Collateral" means property and assets of the Obligors other than Excluded Property.

          "Eligible Lender" means a "lender" as defined in the Act.

          "Environmental Claim" means any investigation, notice, claim, suit, proceeding, demand or order, by any Governmental Authority or any Person arising in connection with any alleged or actual violation of Environmental Laws or with any Hazardous Materials Activity, or any actual or alleged damage, or harm to health, safety, property or the environment.

          "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, governmental authorizations, or any other requirement of Governmental Authorities relating to (a) the prevention or control of pollution or protection of the environment, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal, discharge, Release, emission or transportation, or
(c) exposure to Hazardous Materials. "Environmental Laws" shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.), the National Environmental Policy Act (42 U.S.C. 4321 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. 1801 et seq.), the Toxic Substances Control Act (49 U.S.C. 2601 et seq.), the Clean Air Act (42 U.S.C. 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. 3007 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. 641 et seq.), and the State of Arizona Environmental Quality Act (A.R.S. 49-101 et seq.).

          "Equity Investment Agreements" means (i) the Investment Agreement, dated as of May 19, 2005, by and among Peninsula Investment Partners, L.P., Group and AWA Holdings, (ii) the Investment Agreement, dated as of May 19, 2005, by and among ACE Aviation Holdings, Inc., Group and AWA Holdings, (iii) the Investment Agreement, dated as of May 19, 2005, by and among Par Investment Partners, L.P., Group and AWA Holdings, (iv) the Investment Agreement, dated as of May 19, 2005, by and among Eastshore Aviation, LLC, Group and AWA Holdings,
(v) the Investment Agreement, dated May 27, 2005, by and among Wellington Investment Management Company, LLP, Group and AWA Holdings, and (vi) the Investment Agreement, dated as of July 7, 2005, by and among Tudor Proprietary Trading, L.L.C., certain investors listed on Schedule 1 thereto, Group and AWA Holdings, in each case as amended, restated, supplemented or otherwise modified through the date hereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

          "ERISA Affiliate" means, as applied to Group, (i) any corporation which is, or (other than for purposes of the first sentence of each of Section 4.11(a) and Section 5.1(b)(viii)) was at any time in the preceding six (6) years, a member of a controlled group of corporations within the meaning of
Section 414(b) of the Internal Revenue Code of which Group is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which Group is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the

Internal Revenue Code of which Group, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

          "ERISA Event" means (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which reporting is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Internal Revenue Code or Section 302 of ERISA); (c) the filing pursuant to
Section 412(d) of the Internal Revenue Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Group or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e)(i) the receipt by Group or any ERISA Affiliate from the PBGC of a notice of determination that PBGC intends to seek termination of any Plan or to have a trustee appointed for any Plan, or (ii) the filing by Group or any ERISA Affiliate of a notice of intent to terminate any Plan; (f) the incurrence by Group or any of its ERISA Affiliates of any liability (i) with respect to the withdrawal from a Multiemployer Plan pursuant to Sections 4063 and 4064 of ERISA, (ii) with respect to a facility closing pursuant to Section 4062(e) of ERISA, or (iii) with respect to the withdrawal or partial withdrawal from any Multiemployer Plan; or (g) the receipt by Group or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Event of Default" has the meaning specified in Section 7.1.

          "Excess Cash Flow" means, for any period, (i) Consolidated EBITDAR of Group for such period, minus (plus) (ii) any increase (decrease) in Working Capital of Group from the first day of such period to the last day of such period (as adjusted for fresh start accounting as of the first day of such period), minus (iii) the sum of (A) payments by the Obligors of principal and interest with respect to the consolidated Indebtedness of Group (but excluding Indebtedness that is solely the obligation of any Subsidiary that is not an Obligor) during such period, to the extent such payments are not prohibited under this Agreement, (B) income taxes paid during such period, (C) aircraft rentals paid during such period under Operating Leases, (D) cash used during such period for capital expenditures, (E) deposit and pre-delivery payments made in respect of Aircraft Related Equipment, and (F) an amount equal to pension or FASB 106 payments made in excess, if any, of pension or FASB 106 expenses, plus
(iii) an amount equal to the excess of pension or FASB 106 expense in excess, if any, of pension or FASB 106 payments.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Excluded Cash" means cash and Cash Equivalents maintained in accounts that are not subject to Control Agreements to the extent that such accounts are any of the following:

          (i) subject to Liens arising or granted in the ordinary course of business in favor of Persons performing credit card processing services, travel charge processing services or clearinghouse services for any Obligor, including IATA, Diners Club, Discover Card, NPC, ARC and American Express, so long as such Liens are on cash and Cash Equivalents that are subject to holdbacks by, or are pledged (in lieu of such holdbacks) to, such Persons to secure amounts that may be owed to such Persons under the Obligors' agreements with them in connection with their provision of credit card processing, travel charge processing or clearinghouse services to the Obligors; being Liens of the type described in clause (iii)(B) of the definition of "Permitted Encumbrances";

          (ii) subject to Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; being Liens of the type described in clause (v) of the definition of "Permitted Encumbrances";

          (iii) subject to Liens incurred or deposits made in each case required under or in connection with the Trust Agreements (not including the Obligors' residuary interest in, claims to or refunds of any such trust funds); being Liens of the type described in clause (ix) of the definition of "Permitted Encumbrances";

          (iv) subject to Liens securing reimbursement obligations in respect of letters of credit issued for the account of any Obligor in the ordinary course of business and consistent with past practice, so long as the aggregate amount of such cash and Cash Equivalents does not exceed 115% of the maximum available amount under the secured letters of credit; being Liens of the type described in Section 6.1(a)(viii)(A);

          (v) subject to Liens securing reimbursement or other margin requirements in connection with, in the case of Liens contemplated in this clause (v), (x) transactions designed to hedge against fluctuations in fuel costs, entered into in the ordinary course of business, consistent with past business practice or then current industry practice, and not entered into for speculative purposes, (y) transactions designed to hedge interest rates entered into with respect to notional amounts not to exceed actual or anticipated Indebtedness, not entered into for speculative purposes and (z) transactions designed to hedge against risks associated with fluctuations in currencies entered into in the ordinary course of business; being Liens of the type described in Section 6.1(a)(viii)(B);

          (vi) subject to Liens securing prepaid fuel and healthcare expenses in the ordinary course of business and consistent with past practice; being Liens of the type described in Section 6.1(a)(viii)(C);

          (vii) subject to Liens incurred or deposits (other than with respect to the Plans described in Section 4.11) made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds, reimbursement obligations and chargeback rights of Persons performing services for an Obligor (including Liens securing Trade Payables arising from the Obligors' use in the ordinary course of business, consistent with past practice, of credit advance facilities to purchase goods and services) and other similar obligations (exclusive of obligations for the payment of borrowed money); being Liens of the type described in clause (iii)(A) of the definition of "Permitted Encumbrances";

          (viii) referred to in any of clauses (i) through (iii) of Section 5.13; or

          (ix) the US Airways Loan Prepayment Account.

For the avoidance of doubt, all amounts on deposit in deposit accounts and securities accounts not subject to Control Agreements or otherwise pledged to the Collateral Agent in reliance on Section 5.13 hereof shall constitute Excluded Cash.

          "Excluded Property" means (i)(A) any lease or other written agreement under which an Obligor leases real property (other than Gate Leases) and (1) that requires such Obligor to pay annual rentals of $10,000,000 or more but where the grant of a Lien in favor of the Collateral Agent would violate such lease or other written agreement, provided, that if requested by the Controlling Creditor such Obligor has used commercially reasonable efforts to obtain the consent of the lessor to the grant of a Lien on such lease or other agreement in favor of the Collateral Agent, (2) that requires such Obligor to pay annual rentals of less than $10,000,000, or (3) that the Controlling Creditor has agreed in writing in its or their sole discretion is not material or (B) Gate Leases, other than (upon receipt of consent of the respective lessors thereof) the Gate Leases at LGA and DCA; (ii) any property which is subject to a Lien of the type described in Section 6.1(a)(ii), (iii), (iv), (vi), (x) or (xii) but only while subject to such Lien;
(iii) any After-Acquired Section 1110 Equipment which the Obligors have owned for a period of less than fifteen (15) days; (iv) any right in any agreement (A) the grant of a security interest in which would violate the agreement under which such right arises except to the extent provided under Sections 9-406 and 9-407 of the UCC of the State of New York, if such Obligor has failed to obtain a waiver or other relief from such provision, but provided that such Obligor has, if requested by the Controlling Creditor, used commercially reasonable efforts (without obligation to incur more than immaterial costs or expenses in connection with such commercially reasonable efforts) to obtain such waiver or other relief or (B) to the extent that the pledge or assignment of such agreement requires the consent of any third party, unless such third party has consented thereto, except to the extent provided under Sections 9-406 and 9-407 of the UCC of the State of New York, so long as such Obligor has, if requested by the Controlling Creditor, used commercially reasonable efforts (without obligation to incur more than immaterial costs or expenses in connection with such commercially reasonable efforts) to obtain such consent; (v) Excluded Cash;
(vi) 100% of the Capital Stock of Excluded Subsidiaries, 35% of the voting Capital Stock of Subsidiaries of the Obligors that are CFCs, and all beneficiary interests of third parties in the trusts created by or pursuant to the Trust Agreements (which does not include the Obligors' residuary interest in, claims to or refunds of any trust funds in respect of such trusts); (vii) assets pledged to secure a Permitted Acquisition Financing; and (viii) aircraft purchase agreements which by their terms are not assignable; provided that if an Obligor nonetheless pledges to the Collateral Agent pursuant to Section 5.8 or otherwise assets that otherwise would constitute Excluded Property absent this proviso, unless or until the Lien with respect to such assets is released in accordance with this Agreement and the applicable Collateral Document, such assets shall constitute Collateral for all purposes under this Agreement and under the other Loan Documents and shall not be treated as Excluded Property.

          "Excluded Subsidiaries" means (i) FTCHP LLC, a Delaware limited liability company, if and for so long as (A) the assets of and ownership interests in FTCHP LLC are pledged to secure its obligations under that certain Senior Secured Term Loan Agreement dated as of December 23, 2004 among FTCHP LLC, the Borrower, Heritage Bank, SSB, Citibank, N.A. and the other lenders named therein (and any amendments, restatements, supplements, modifications, refinancings or replacements thereof) or (B) restrictions contained in its constituent documents prevent it from becoming an Obligor under the Loan Documents, (ii) Airways Assurance Limited LLC, (iii) AWHQ LLC and (iv) America West Company Store LLC.

          "Exercising Lender" has the meaning specified in Section 2.2(c).

          "FAA" means the Federal Aviation Administration.

          "Facilities" means any and all real property now, hereafter or heretofore owned, leased, operated or used by an Obligor.

          "Fair Market Value" means, with respect to any asset subject to an Asset Sale, the price that could be obtained for such asset by a seller in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer.

          "FASB" means the Financial Accounting Standards Board.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto.

          "First Lien Claimholders" has the meaning given to such term in the Intercreditor Agreement.

          "Fiscal Year" means Group's fiscal year referenced in the financial statements to be delivered by Group pursuant to Section 5.1.

          "Fitch" means Fitch, Inc., and any successor thereto that is a nationally recognized rating agency.

          "Fixed Cash Amount" has the meaning specified in Section 6.4(a)(i).

          "Future Issuance" means, without duplication, each (i) borrowing after the Effective Date by an Obligor from any source (including in the debt capital markets or from commercial bank lenders) (other than any other Obligor) of any Indebtedness of the type described in clauses (i), (ii), (x) or (xii) of the definition of "Indebtedness" and (ii) issuance after the Effective Date of any Capital Stock or any warrants, options or other rights to acquire Capital Stock by any Obligor (other than to another Obligor) or the exercise after the Effective Date of any warrants, options or other rights to acquire Capital Stock of any Obligor (other than exercise by another Obligor) other than, in each case, the issuance of restricted stock or the exercise or issuance of options or similar rights, in each case as compensation by or to existing or former officers, directors or employees of an Obligor or cashless exercise of warrants issued by any Obligor; provided, however, that notwithstanding the provisions of clauses (i) and (ii) above, no borrowing, issuance of Capital Stock or exercise or issuance of any warrants, options or other rights to acquire Capital Stock (including any Capital Stock issued pursuant to the terms of such Capital Stock, warrants, options or other rights to acquire Capital Stock) in each case, effected on or around the Effective Date or otherwise in connection with the Consummation of the Plan shall constitute a "Future Issuance" hereunder (including, without limitation, the issuance of shares of Common Stock of Group pursuant to the Stock Offering and the Equity Investment Agreements, the borrowing pursuant to the Convertible Note Offering or the issuance of options and warrants pursuant to the ALPA Letter Agreement).

          "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.3, accounting principles generally accepted in the United States, as in effect from time to time as set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of FASB approved by a significant segment of the accounting profession in the United States, subject to requirements of applicable law.

          "Gate Leases" means all right, title and interest of each Obligor, now existing or hereafter acquired, in and to any airport facility use, operation or occupancy lease, license or other agreement with respect to arrival and departure gates, aircraft parking spaces, passenger lounges, ticket counters, terminal common areas, baggage handling areas, carousels and other facilities, crew briefing areas, club lounges, kiosks, flight simulator buildings and other related properties and rights with respect to airports at which any Obligor lands, takes off or otherwise conducts operations or maintains property (not including Slots).

          "GE 2001 Credit Agreement" means the Credit Agreement, dated as of November 16, 2001, among US Airways, Group, and General Electric Capital Corporation, as amended, restated, supplemented or modified, including pursuant to that certain Credit Agreement Amendment No. 1, dated as of January 30, 2003, that certain Credit Agreement Amendment No. 2, dated as of March 31, 2003, among the parties thereto, and that certain Amended and Restated Credit Agreement, dated as of July 15, 2005 among US Airways, Group and General Electric Capital Corporation.

          "GE Engine Financing" means the Loan Agreement [Engines], dated as of September 3, 2004, among the Borrower, General Electric Capital Corporation, individually and as administrative agent, Wells Fargo Bank Northwest, National Association, as security trustee, and the lenders party thereto, as amended, restated, supplemented or modified.

          "GE Expendables Mortgage" means the Expendables Mortgage and Security Agreement dated as of September 27, 2005 between AWA and Wells Fargo Bank Northwest, National Association, as security trustee, as amended, restated, supplemented or modified.

          "GE Financings" means the GE Engine Financing and the GE Spare Parts Financing.

          "GE Merger MOU" means the Master Merger Memorandum of Understanding, dated as of June 13, 2005, among Group, US Airways, the Borrower, AWA Holdings, General Electric Capital Corporation and General Electric Company.

          "GE Spare Parts Financing" means the Loan Agreement [Spare Parts], dated as of September 3, 2004, among the Borrower, General Electric Capital Corporation, individually and as administrative agent, Wells Fargo Bank Northwest, National Association, as security trustee, and the lenders party thereto, as amended, restated, supplemented or modified.

          "GECC Counter-Guarantor" means General Electric Capital Corporation, a Delaware corporation and any Affiliate assignee thereof permitted under the relevant Counter-Guarantee.

          "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Governmental Authorization" means any permit, license, certificate, authorization, plan, directive, consent order or consent decree or agreement of, from or with any Governmental Authority.

          "Group" has the meaning specified in the preamble to this Agreement.

          "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such first Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), including any pledge of any assets to secure indebtedness of another or (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of such other Person so as to enable such Person to pay such Indebtedness. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantee Fee" has the meaning specified in Section 2.06 of the Board Guaranty.

          "Guarantee Rate" means, with respect to each date set forth in Annex C hereto, the percentage set forth opposite such date.

          "Hazardous Materials" means all substances defined as Hazardous Substances, Oil, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. Section 300.5, or defined as such by or regulated as such under, any Environmental Law.

          "Hazardous Materials Activity" means any past, current, proposed, or threatened use, storage, Release, generation, treatment, remediation or transportation of any Hazardous Material (i) from, under, in, into or on the Facilities or surrounding property; and (ii) caused by, or undertaken by or on behalf of, an Obligor or any of their respective predecessors or Affiliates.

          "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto); (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six (6) months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables; (v) all Capital Lease obligations of such Person (the amount of the Indebtedness in respect of Capital Lease obligations to be determined as provided in the definition of Capital Lease in this Section 1.1); (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, provided that the amount of such Indebtedness shall be the lesser of (A) the fair market value of such asset at such date of determination and (B) the stated principal amount of such Indebtedness, provided, however, that if such Indebtedness is assumed by such Person or provides for recourse against such Person, the amount of such Indebtedness shall be the greater of (A) and (B) above; (vii) all Indebtedness of other Persons Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person; (viii) to the extent not otherwise included in this definition and to the extent treated as a liability under GAAP, obligations under Currency Agreements, Interest Rate Agreements and Commodity Agreements; (ix) the capitalized amount of remaining lease payments owing by such Person under Synthetic Leases that would appear on the balance sheet of such Person if such lease were treated as a Capital Lease; (x) the aggregate amount of uncollected accounts receivable of such Person subject at such time to a sale of receivables (or similar transaction) to the extent such transaction is effected with recourse to such Person (whether or not such transaction would be reflected on the balance sheet of such Person in accordance with GAAP); (xi) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Indebtedness is recourse to such Person; and (xii) all prepaid forward sales in bulk of dividend miles or available seat miles or like transactions other than in the ordinary course of business. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

          "Indemnified Liabilities" has the meaning specified in Section 9.4.

          "Indemnified Taxes" has the meaning specified in Section 2.11(a).

          "Indemnitees" has the meaning specified in Section 9.4.

          "Initial Indebtedness" has the meaning specified in Section 6.10(a).

          "Initial Lender" has the meaning specified in the preamble to this Agreement.

          "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Borrower, US Airways, the other Subsidiary Guarantors, Group, the Collateral Agent and Wilmington Trust Company, as Collateral Agent under the US Airways Loan Agreement.

          "Interest Payment Date" means the last Business Day of each December, March, June, and September, commencing September 2005; provided, however, that

          (i) the Loan Maturity Date shall be an Interest Payment Date; and

          (ii) following a Default or an Event of Default, each "Interest Payment Date" shall be the last day of each Interest Period occurring during such period in which such Default or Event of Default exists.

          "Interest Period" means (a) initially, the period commencing on June 30, 2005 and ending on but excluding the next succeeding Interest Payment Date and (b) thereafter, each successive period commencing on and including the immediately preceding Interest Payment Date and ending on but excluding the next succeeding Interest Payment Date; provided, however, that during the continuance of an Event of Default, each "Interest Period" shall be for such duration of one
(1) month or less as shall be selected by the Agent by notice to the Borrower, each Lender, the Board and the Loan Administrator on or prior to the start of such Interest Period (and in the absence of any such notice or selection, the applicable Interest Period shall be determined as provided above without regard to this proviso).

          "Interest Rate Agreement" means any interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

          "Investment" means with respect to any Person, any direct or indirect advance, loan (other than loans or advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person or its Subsidiaries) or other extensions of credit or capital contribution or other equity investment by such Person to any other Person, including by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others, any Guarantee (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person or any purchase or acquisition by such Person of Capital Stock (or warrants, options or rights convertible into or exercisable for Capital Stock), bonds, notes, debentures or other similar instruments issued by any other Person; provided that advances or loans by any Obligor to any other Obligor, Guarantees (including any support for a letter of credit issued on behalf of another Obligor) incurred by any Obligor for the benefit of any other Obligor, capital contributions or other equity investments by an Obligor in any other Obligor and deposits made by any Obligor in connection with the purchase by an Obligor of Aircraft Related Equipment or other property shall not constitute an "Investment."

          "Investment Guidelines" means investment guidelines in the form attached hereto as Exhibit N, together with any amendments, restatements, supplements or other modifications thereof permitted in accordance with Section 6.10(c).

          "IRS" means the Internal Revenue Service of the United States or any successor thereto.

          "Juniper Financing" means the America West Co-Branded Card Agreement, dated January 25, 2005, between the Borrower and Juniper Bank, as amended, restated, supplemented or modified, including pursuant to the Assignment and First Amendment to the America West Co-Branded Card Agreement, dated as of August 8, 2005, among the Borrower, Group and Juniper Bank.

          "Lender" means each of the Tranche A Lender, the Tranche B-1 Lender, the Tranche B-2 Lender, the Tranche B-3 Lender and/or the Tranche B-4 Lender (including its respective successors and permitted assigns), as the context may require, and the term "Lenders" means the Tranche A Lender, the Tranche B-1 Lender, the Tranche B-2 Lender, the Tranche B-3 Lender and/or the Tranche B-4 Lender (including their respective successors and permitted assigns) collectively, as the context may require; provided that the terms "Lender" and "Lenders" shall include the Board to the extent it acquires any interest in Tranche A as contemplated by Section 2.8(f) hereof and by the Board Guaranty.

          "Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Lending Office" opposite its name on Annex B or on the Assignment and Acceptance by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

          "LGA" means LaGuardia Airport.

          "LIBOR" means, with respect to any Interest Period, the offered rate in the London interbank market for deposits in Dollars of amounts equal or comparable to the unpaid principal amount of the Loan offered for a term comparable to such Interest Period, as currently shown on the Bridge/Telerate page 3750 as of 11:00 a.m., London time, two (2) Business Days prior to the first day of such Interest Period; provided, however, that (A) LIBOR for the initial Interest Period shall be 3.49% per annum, (B) if more than one offered rate as described above appears on such Bridge/Telerate page, the rate used to determine LIBOR will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of such offered rates, or (C) if no such offered rates appear, the rate used for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100 of 1%) of rates quoted by the Reference Banks at approximately 10:00 a.m., New York time, two
(2) Business Days prior to the first day of such Interest Period for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the unpaid principal amount of the Loan. If the Agent ceases generally to use such Bridge/Telerate page for determining interest rates based on eurodollar deposit rates, a comparable internationally recognized interest rate reporting service shall be used to determine such offered rates.

          "Lien" means any lien, mortgage, pledge, assignment for security, security interest, charge, hypothecation, lease or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, any easement, right of way or other encumbrance on title to real property and any agreement to give any security interest).

          "Loan" means the loan outstanding under this Agreement and consisting of Tranche A and Tranche B.

          "Loan Administration Agreement" means that certain Loan Administration Agreement, dated as of the date hereof among the Loan Administrator, the Borrower, US Airways, Group, the Board, the Lenders and the lenders under the US Airways Loan Agreement.

          "Loan Administrator" means Capstone Advisory Group, LLC, a New Jersey limited liability company.

          "Loan Discharge Exercise" has the meaning specified in Section 2.2(b).

          "Loan Documents" means, collectively, this Agreement, the Notes, the Collateral Documents, the Second Lien Guaranty, the Loan Administration Agreement, the Warrants, the Registration Rights Agreements, and each certificate, agreement or document executed by an Obligor and delivered to the Agent, the Lenders or the Board in connection with or pursuant to this Agreement.

          "Loan Prepayment Percentage" means, with respect to any mandatory prepayment required to be made by the Borrower pursuant to Section 2.5, the fraction, expressed as a percentage, whose numerator is the outstanding principal amount of the Loan as of the date of such prepayment and whose denominator is the sum of (a) the outstanding principal amount of the Loan and
(b) the outstanding principal amount of the US Airways Loan, in each case as of such date.

          "Mandatory Prepayment Date" has the meaning specified in Section
2.5(i).

          "Marketing and Service Agreements" means those certain business, marketing and service agreements among an Obligor and any of Mesa Airlines, Inc., Chautauqua Airlines, Inc., Trans States Airlines, Inc., United Air Lines, Inc., Republic Airline, Inc., and Air Wisconsin Airlines Corporation and such other parties or agreements from time to time that include, but are not limited to, code-sharing, pro-rate, capacity purchase, service, frequent flyer, ground handling and marketing agreements that are entered into in the ordinary course of business.

          "Material Adverse Effect" means (a) a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors, taken as a whole or (ii) the legality, validity, binding effect or enforceability against any Obligor of any Loan Document, or the rights and remedies of the Agent, the Collateral Agent, the Board or any Lender under any Loan Document, or (b) any material adverse effect on or material impairment of (i) the ability of the Obligors, taken as a whole, to perform their payment or other material obligations under the Loan Documents or (ii) the value of the Collateral or the validity and priority of the Liens on the Collateral in each case taken as a whole.

          "Maturity Date" means September 30, 2008, except that if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

          "Merger" has the meaning specified in the recitals to this Agreement.

          "Merger Agreement" has the meaning specified in the recitals to this Agreement.

          "Merger Sub" has the meaning specified in the recitals to this Agreement.

          "Minimum Adjusted Cash Amount" has the meaning specified in Section 6.4(a).

          "Moody's" means Moody's Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

          "Mortgage" has the meaning specified in the definition of "Collateral Documents."

          "Multiemployer Plan" means a multiemployer plan as defined Section 4001(a)(3) of ERISA, and in respect of which Group or any ERISA Affiliate is (or with the application of Section 4212(c) of ERISA would be) (a) an "employer" as defined in Section 3(5) of ERISA or (b) a "seller" as defined in Section 4204 of ERISA.

          "Net Cash Proceeds" means, with respect to any Asset Sale, the Cash Proceeds of such Asset Sale, net of (i) reasonable and customary brokerage commissions and other reasonable and customary fees and expenses (including reasonable fees and expenses of counsel, investment bankers, accountants and other professionals, consultants and advisors) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale without regard to the consolidated results of operations of Group, the Borrower and their respective Subsidiaries, taken as a whole, (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale (or any related expenses required to be paid to third parties pursuant to documentation related to the financing of the assets subject to such Asset Sale) that (A) is secured by a Lien on the property or assets sold and (B) is required by its terms to be paid as a result of such Asset Sale and (iv) appropriate amounts to be provided by any Obligor as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP, but limited to the period of the required reserve.

          "Net Condemnation Proceeds" means an amount equal to: (i) any cash payments or proceeds received by an Obligor as a result of any condemnation or other taking or temporary or permanent requisition of any property, any interest therein or right appurtenant thereto, or any change of grade affecting any property, as the result of the exercise of any right of condemnation or eminent domain by a Governmental Authority (including a transfer to a Governmental Authority in lieu or anticipation of a condemnation), minus (ii) (a) any actual and reasonable costs incurred by an Obligor in connection with any such condemnation or taking (including reasonable fees and expenses of counsel), (b) provisions for all taxes payable as a result of such condemnation, without regard to the consolidated results of operations of Group, the Borrower, and their respective Subsidiaries, taken as a whole, (c) the amount of any Indebtedness secured by a Lien on any property subject to such condemnation or taking and any related expenses of third parties, in each case, required by the documentation related to such Indebtedness to be discharged or paid from the proceeds thereof and (d) any amounts required to be paid to any Person (other than an Obligor) owning a beneficial interest in the property subject to such condemnation or taking.

          "Net Insurance Proceeds" means an amount equal to: (i) any cash payments or proceeds received by an Obligor under any casualty insurance policy in respect of a covered loss thereunder with respect to tangible, real or personal property, minus (ii) (a) any actual and reasonable costs incurred by an Obligor in connection with the adjustment or settlement of any claims of an Obligor in respect thereof (including reasonable fees and expenses of counsel),
(b) provisions for all taxes payable as a result of such event without regard to the consolidated results of operations of Group, the Borrower and their respective Subsidiaries, taken as a whole, (c) the amount of any Indebtedness secured by a Lien on any property subject to such covered loss and any related expenses of third parties, in each case, required by the documentation related to such Indebtedness to be discharged or paid from the proceeds thereof and (d) any amounts required to be paid to any Person (other than an Obligor) owning a beneficial interest in the property subject to such loss.

          "Net Issue Proceeds" means, with respect to any Future Issuance, the Cash Proceeds of such Future Issuance net of (i) any reasonable and customary brokers' and advisors' fees, any underwriting discounts and commissions and other costs incurred in connection with such transaction

(provided that evidence of such fees, discounts, commissions and costs is provided to the Board and the Agent), (ii) provisions for all taxes payable as a result of such transaction without regard to the consolidated results of operations of Group, the Borrower and their respective Subsidiaries, taken as a whole, and (iii) payments made to repay Indebtedness or any other obligation outstanding at the time of such Future Issuance that is secured by a Lien on the property or assets pledged to secure such Future Issuance.

          "Non-Consenting Lender" has the meaning specified in Section 9.1(c).

          "Non-U.S. Person" means a Person that is not a United States person as defined in Section 7701(a)(30) of the Internal Revenue Code.

          "Note" and "Notes" have the meanings specified in Section 2.3(d).

          "Obligations" means all payment and performance obligations of every nature of any Obligor from time to time owed to the Agent, the Collateral Agent, the Lenders, the Loan Administrator, any Counter-Guarantor or the Board (together with their respective permitted successors and assigns), or any of their respective Affiliates, officers, directors, employees, agents or advisors under or in respect of any Loan Document, whether for principal, interest, fees, expenses, indemnification or otherwise.

          "Obligors" means Group, the Borrower and each Subsidiary Guarantor, and their respective successors and assigns.

          "Officer" means, as applied to any corporation, each Responsible Officer, the Chairman of the Board (if an officer), Assistant Treasurer, Secretary or Assistant Secretary.

          "Officer's Certificate" means, as applied to Group or the Borrower, a certificate executed by a Responsible Officer of such Person in his/her capacity as such; provided that every Officer's Certificate shall include a statement that, in the opinion of the signer, such Responsible Officer has made or has caused to be made such examination or investigation as is necessary to enable such Responsible Officer to express an informed opinion as to the substance of such Officer's Certificate in light of the provisions hereof pursuant to which it is being delivered.

          "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) under which such Person is lessee, that is not a Capital Lease.

          "Original Loan Agreement" has the meaning specified in the recitals to this Agreement.

          "Other Taxes" has the meaning specified in Section 2.11(c).

          "Participant" has the meaning specified in Section 9.2(e).

          "Payee" has the meaning specified in Section 9.12.

          "Payment Restriction" means, with respect to a Subsidiary of any Person, any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement or instrument, on the ability of (i) such Subsidiary to (a) pay dividends or make other distributions on its Capital Stock or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (b) make loans or advances to such Person or any other Subsidiary of such Person or (c) transfer any of its property or assets to such Person or any other

Subsidiary of such Person or (ii) such Person or any other Subsidiary of such Person to receive or retain any such (a) dividend, distributions or payments,
(b) loans or advances or (c) property or assets.

          "PBGC" means the Pension Benefit Guaranty Corporation.

          "Permitted Acquisition Financing" means Indebtedness incurred by an Obligor in connection with an acquisition, merger or consolidation which is permitted by Section 6.5 and/or Section 6.9 (as applicable) if and to the extent used (i) to refinance existing Indebtedness of the Person acquired or Indebtedness secured by the assets acquired or (ii) to pay consideration or related expenses in connection with such transaction.

          "Permitted Encumbrances" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA) as applied to property:

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is either (a) not delinquent for a period of more than 30 days or (b) being contested in good faith by appropriate proceedings, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, as set forth in Section 5.3;

          (ii) statutory Liens of landlords and Liens of carriers, vendors, warehousemen, repairmen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums either (a) not delinquent for a period of more than thirty (30) days or (b) being contested in good faith by appropriate proceedings, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

          (iii) (A) Liens incurred or deposits (other than with respect to the Plans described in Section 4.11) made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds, reimbursement obligations and chargeback rights of Persons performing services for an Obligor (including Liens securing Trade Payables arising from the Obligors' use in the ordinary course of business, consistent with past practice, of credit advance facilities to purchase goods and services) and other similar obligations (exclusive of obligations for the payment of borrowed money) and (B) Liens arising or granted in the ordinary course of business in favor of Persons performing credit card processing services, travel charge processing services or clearinghouse services for any Obligor, including IATA, Diners Club, Discover Card, NPC, ARC and American Express, so long as such Liens are on cash and Cash Equivalents that are subject to holdbacks by, or are pledged (in lieu of such holdbacks) to, such Persons to secure amounts that may be owed to such Persons under the Obligors' agreements with them in connection with their provision of credit card processing, travel charge processing or clearinghouse services to the Obligors;

          (iv) with respect to real property, easements, rights-of-way, restrictions, minor defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of an Obligor; provided that such charges or encumbrances, if affecting any of the Collateral constituting real property, comply with the terms of the Mortgage;

          (v) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

          (vi) any interest or title of a lessor in property leased by an Obligor under any Capital Lease obligation or Operating Lease which, in each case, is not prohibited under this Agreement;

          (vii) Liens in favor of collecting or payor banks and other banks providing cash management services, in each case, having a right of setoff, revocation, refund or chargeback against money or instruments of any Obligor on deposit with or in possession of such bank arising for the payments of bank fees and other similar amounts owed in the ordinary course of business;

          (viii) Liens of creditors of any Person to whom any Obligor's assets are consigned for sale in the ordinary course of business;

          (ix) Liens incurred or deposits made in connection with the Trust Agreements;

          (x) any renewal of or substitution for any Lien permitted by any of the preceding clauses; provided that the Indebtedness secured is not increased nor the Lien extended to any additional assets;

          (xi) any licensing or sublicensing of intellectual property in the ordinary course of business of the Obligors;

          (xii) Liens arising from precautionary UCC and similar financing statements relating to Operating Leases not otherwise prohibited under any Loan Document; and

          (xiii) Liens created under the Collateral Documents.

          "Permitted Refinancing Indebtedness" means Indebtedness of any Obligor the cash proceeds of which are used to refinance (for purposes of this definition, "Refinancing Indebtedness") then outstanding Indebtedness (for purposes of this definition, "Old Indebtedness") (including by way of an extension, renewal or replacement of, or substitution for, such Old Indebtedness) in an amount not to exceed the then outstanding principal amount of the Old Indebtedness, plus accrued and unpaid interest, premiums, fees and expenses; provided that: (a) if the Old Indebtedness is subordinated in right of payment to the Loan, the Refinancing Indebtedness, by its terms or by the terms of any agreement or instrument pursuant to which it is outstanding, is expressly made subordinate in right of payment to the Loan, (b) the Refinancing Indebtedness does not have a final scheduled maturity prior to the final scheduled maturity of the Old Indebtedness and (c) the average life of the Refinancing Indebtedness calculated as of the consummation of the refinancing is not less than the remaining average life of the Old Indebtedness.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity, or a Governmental Authority.

          "Piedmont" means Piedmont Airlines, Inc.

          "Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is, or was at any time during the preceding six (6) years, maintained or contributed to, or required to be contributed to, by Group or any of its ERISA Affiliates, other than a multiemployer plan, within the meaning of Section 4001(a)(3) of ERISA.

          "Plan of Reorganization" means the Plan of Reorganization of US Airways Group, Inc. and its Affiliated Debtors and Debtors-in-Possession dated June 30, 2005 together with amendments, supplements or modifications thereto, as confirmed by the Confirmation Order, together with any amendments, supplements or modifications thereto that have been approved or authorized by the Bankruptcy Court prior to the Effective Date.

          "Pledged Cash" means, as of any time of determination, the aggregate Dollar amount of unrestricted cash and Cash Equivalents of the Obligors held in deposit and securities accounts over which the Collateral Agent maintains perfected first priority security interests in accordance with (and subject to)
Section 5.13 and the terms of the Intercreditor Agreement (it being acknowledged and agreed for the avoidance of doubt that Pledged Cash shall not include Excluded Cash and cash held in the Prepayment Account (as defined in the definition of "Prepayment Breakage Avoidance Procedure") or in the US Airways Loan Prepayment Account).

          "Pre-Funded Amount" means, as of any date of determination, an amount equal to the sum of (i) the aggregate amount of (A) Excluded Cash held by the Obligors as of such date for the purpose of satisfying their obligations under or in respect of the Trust Agreements plus (B) cash and Cash Equivalents held as of such date by a Person performing credit card processing services or travel charge processing services for an Obligor which such Person has unconditionally agreed in writing to transfer to or at the direction of such Obligor as and when needed to satisfy the obligations of such Obligor under or in respect of the Trust Agreements; and (ii) the aggregate amount of cash and Cash Equivalents held by a Person performing clearinghouse services for an Obligor (including, without limitation IATA, ARC and ACH) to secure amounts that may be owed to such Person in connection with such Person's performance of clearinghouse services for such Obligor; provided that for purposes of calculating the Adjusted Cash Amount under Section 6.4(a) hereof, the aggregate amount under clause (i) above shall not exceed $250,000,000 and the aggregate amount under clause (ii) above shall not exceed $35,000,000.

          "Prepayment Account" has the meaning specified in the definition of "Prepayment Breakage Avoidance Procedure."

          "Prepayment Breakage Avoidance Procedure" means, with respect to any prepayment of the Loan required or permitted by Section 2.5 or Section 2.9, that the Borrower shall at its option have the right to apply any amounts required or permitted to be prepaid by Section 2.5 or Section 2.9 with respect to the Loan as follows: (i) the Borrower may immediately prepay the Loan (in whole or in part) as required or permitted by Section 2.5 or Section 2.9, as applicable, and/or (ii) the Borrower may deposit all or a portion of such amount in an account established by the Borrower with the Agent and over which the Agent shall have a perfected first priority security interest (the "Prepayment Account"). To the extent the Borrower elects to deposit cash in the Prepayment Account as provided in the preceding sentence, the Agent shall apply any cash so deposited in the Prepayment Account to prepay the Loan on the last day of the relevant Interest Period for the applicable tranche. The Borrower shall be deemed to have satisfied the prepayment requirements of Section 2.5 or Section 2.9, as applicable, upon deposit of cash in the Prepayment Account in an amount equal to the amount of the prepayment otherwise remaining due pursuant to
Section 2.5 or Section 2.9, as applicable. The Agent shall, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Cash Equivalents maturing on or prior to the last day of the next Interest Period with any interest thereon for the benefit of the Borrower.

          "Prepayment Premium" has the meaning specified in Section 2.4(d).

          "Principal Obligors" means Borrower, Group and US Airways.

          "Pro Forma Basis" means, with respect to compliance with any covenant hereunder, compliance with such covenant after giving effect to the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business or any asset by any Obligor or any other action which requires compliance on a Pro Forma Basis. In making any determination of compliance on a Pro Forma Basis, such determination shall be performed using the consolidated financial statements of such Obligor which shall be reformulated as if any such acquisition, disposition or other action had been consummated at the beginning of the period specified in the covenant with respect to which Pro Forma Basis compliance is required.

          "Proceedings" has the meaning specified in Section 5.1(b)(vii).

          "Prohibited Transferee" has the meaning specified in Section 9.2(a).

          "Redeemable Stock" means any class or series of Capital Stock of any Person that by its terms or otherwise (i) is required to be redeemed prior to the Maturity Date, (ii) may be required to be redeemed at the option of the holder of such class or series of Capital Stock at any time prior to the Maturity Date or (iii) is convertible into or exchangeable for (a) Capital Stock referred to in clause (i) or (ii) above or (b) Indebtedness having a scheduled maturity prior to the Maturity Date; provided that any Capital Stock that would constitute Redeemable Stock solely because of the provisions thereof offering holders thereof the right to require the issuer thereof to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" occurring prior to the Maturity Date shall not constitute Redeemable Stock if the asset sale provisions contained in such Capital Stock specifically provide that, in respect of any particular asset sale proceeds, the issuer thereof will not be required to repurchase or redeem any such Capital Stock pursuant to such provisions so long as the Borrower applies the full amount of such proceeds (net of associated taxes and transaction costs) to the permanent reduction of the aggregate outstanding principal amount of the Loan.

          "Reference Banks" means Citibank, N.A., JPMorgan Chase Bank and Bank of America, N.A., and each of their respective successors.

          "Register" has the meaning specified in Section 2.3(e).

          "Registration Rights Agreements" means (i) that certain Registration Rights Agreement, dated as of January 18, 2002, by and among AWA Holdings, the Initial Lender, and the Counter-Guarantors, and (ii) that certain Registration Rights Agreement, dated as of January 18, 2002, by and between AWA Holdings and the Board.

          "Regulations" means the regulations for Air Carrier Guarantee Loan Program issued pursuant to the Act, 14 C.F.R. Part 1300, as the same may be amended from time to time.

          "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any Facilities, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

          "Replacement Secured Financing" means any financing transaction, whether structured as Indebtedness, sale-leaseback or otherwise, (a) which is secured by any of the Obligors' (i) Slots, (ii) rotable, repairable and expendable spare parts, (iii) aircraft, or (iv) spare engines, in each case which immediately prior to such transaction constituted Collateral, and (b) the Net Issue Proceeds of which are at least equal to the Collateral Release Value of the Collateral released in connection with such transaction, other than a financing transaction referred to in the proviso to
Section 5.8(b) with respect to After-Acquired Section 1110 Equipment.

          "Reporting Obligor" means any Obligor which files or is required to file reports with the SEC under Section 13(a) or 15(d) of the Exchange Act.

          "Requisite Lenders" means, collectively, Lenders holding not less than a majority of the principal amount of the Loan then outstanding; provided that if (i) the Board Guaranty is in full force and effect as of such date and has not been terminated without payment having been made thereunder and (ii) the outstanding amount of Tranche A guaranteed under the Board Guaranty as of such date represents less than a majority of the principal amount of the Loan then outstanding (such that the Board is not the Controlling Creditor at such time), then for purposes of this definition, the Board shall be deemed to be the Lender with respect to the outstanding amount of Tranche A then guaranteed under the Board Guaranty.

          "Responsible Officer" means with respect to an Obligor, any of its Chief Executive Officer, President, Chief Financial Officer, General Counsel, Treasurer or Controller, but in any event, with respect to financial matters, its Chief Financial Officer, Treasurer or Controller.

          "Restricted Payment" means, with respect to any Person (i) any declaration or payment of dividends on or making of any distributions in respect of the Capital Stock of such Person (other than dividends or distributions payable solely in shares of Capital Stock (other than Redeemable Stock) or in options, warrants, or other rights to purchase Capital Stock (other than Redeemable Stock)) to holders of Capital Stock of such Person, (ii) any purchase, redemption or other acquisition or retirement for value (other than through the issuance solely of Capital Stock (other than Redeemable Stock) or options, warrants or other rights to purchase Capital Stock (other than Redeemable Stock)) of any Capital Stock or warrants, rights (other than exchangeable or convertible Indebtedness of such Person not prohibited under clause (iii) below) or options to acquire Capital Stock of such Person, and
(iii) any prepayment, redemption, repurchase, defeasance (including, but not limited to, in substance or legal defeasance) or other acquisition or retirement for value (other than through the issuance solely of Capital Stock (other than Redeemable Stock) or warrants, rights or options to acquire Capital Stock (other than Redeemable Stock)) of Indebtedness of such Person or any Subsidiary of such Person, directly or indirectly (including by way of setoff or amendment of the terms of any Indebtedness in connection with any retirement or acquisition of such Indebtedness), which is made other than at any scheduled maturity thereof or by any scheduled repayment or scheduled sinking fund payment (collectively, a "prepayment"); provided that the following shall not constitute Restricted
Payments: (a) any declaration, payment, distribution, purchase, redemption, acquisition or retirement for value, repurchase or defeasance referred to in clauses (i) through (iii) above in each case solely among Obligors, (b) repayment of the Loan, (c) repayment of the US Airways Loan, (d) repayment of the loan outstanding under the GE Financings (and any replacements or refinancings of any thereof) to cure a collateral value deficiency thereunder and repayment of obligations secured by the GE Expendables Mortgage, (e) payments made pursuant to the Plan of Reorganization, and (f) payments of cash in lieu of fractional shares in connection with repurchases or conversions of securities of an Obligor not prohibited hereunder.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto that is a nationally recognized rating agency.

          "SEC" means the Securities and Exchange Commission of the United States or any successor thereto.

          "Second Lien Guaranty" means the Second Lien Guaranty dated as of the date hereof made by Group and the Subsidiary Guarantors, in substantially the form of Exhibit J.

          "Secondary Slots" means (a) Air-21 slot exemptions, (b) the Essential Air Services Slots identified on Schedule 1.1(a) hereto, (c) any other Slots which, under the Slot Regulations, are not transferable among private parties,
(d) for so long as their aggregate Appraised Value does not exceed $5,000,000, Slots at John F. Kennedy International Airport, (e) the Slots identified on
Schedule 1.1(a) hereto as "pool" Slots (within the meaning of 14 C.F.R. Section 93.226(e)), (f) all 6:00 a.m. arrival and departure Slots at LaGuardia Airport,
(g) all arrival and departure Slots at LaGuardia Airport commencing at or after 9:30 p.m. (2130), (h) all 6:00 a.m. Slots at Ronald Reagan Washington National Airport, and (i) all Slots at Ronald Reagan Washington National Airport commencing at or after 9:00 p.m. (2100).

          "Section 1110 Equipment" means airframes, aircraft, aircraft engines, propellers and appliances which are not spare parts (as such terms are used in Section 1110 of the Bankruptcy Code).

          "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

          "Security Agreement" has the meaning specified in clause (iv) of the definition of Collateral Documents.

          "Slot Regulations" means 49 U.S.C. Section 40103 and 14 C.F.R. Sections 93.211 - 93.227, and any amendment, supplement or other modification thereto, or successor, replacement or substitute federal law or regulation concerning the right or operational authority to conduct landing or takeoff operations at any airports.

          "Slots" means all of the rights and operational authority granted under the Slot Regulations and now or hereafter acquired or held by each Obligor to conduct one instrument flight rule landing or takeoff operation in a specified time period at DCA, John F. Kennedy International Airport, LGA, or any other airport.

          "Solvent" means, with respect to any Person, that as of the date of determination (a) the then fair saleable value of the business of such Person is not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believes that it will not incur, debts beyond its ability to pay such debts as they become due. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Stock Offering" means the offering of common stock pursuant to the registration statement on form S-1 (file no. 33-126226) of Group filed with the SEC on June 29, 2005, as amended, including any overallotment option.

          "Subsidiary" means, with respect to any Person, any corporation, partnership, association, limited liability company, trust or estate, joint venture or other business entity of which more than 50% of the issued and outstanding shares of Voting Stock at the time of determination are owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Subsidiary Guarantor" means each Person that is a direct or indirect Subsidiary of Group as of the Effective Date and after giving effect to the Merger (other than the Borrower and the Excluded Subsidiaries) and each other Subsidiary of Group that becomes a party to the Second Lien Guaranty pursuant to
Section 5.8(a), but with respect to any such Subsidiary, subject to the last sentence of Section 8 of the Second Lien Guaranty and excluding in each case any Subsidiary that is a CFC. As of the Effective Date the Subsidiary Guarantors are AWA Holdings, US Airways, Piedmont, Material Services Company, Inc. and PSA Airlines, Inc.

          "Substitute Basis" has the meaning specified in Section 2.9(b).

          "Supplemental Facility Fee" means the supplemental facility fee payable to the Initial Lender on an Interest Payment Date in an amount equal to the product of (x) the applicable Guarantee Rate set forth on Annex C for such Interest Payment Date and (y) the outstanding amount of Tranche B-4 held by the Initial Lender on such date (computed on the basis of a year of 360 days and actual number of days elapsed) as determined by the Agent as of the date of payment of such fee and after giving effect to any payment of principal of the Loan made on such date.

          "Synthetic Lease" means (a) a so-called synthetic, off-balance sheet lease or lease in which the lessee is contractually entitled to the tax benefits of ownership of the leased assets, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

          "Taxes" means any and all present or future taxes, levies, fees, duties, imposts, deductions, charges or withholdings of any nature, and all interest, penalties and other liabilities thereon or computed by reference thereto imposed by any Governmental Authority.

          "Title 49" means Title 49 of the United States Code, as amended and in effect from time to time, and the regulations promulgated pursuant thereto.

          "Trade Payables" means, with respect to any Person, any accounts payable or any other indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person or any of its Subsidiaries and arising in the ordinary course of business in connection with the acquisition of goods or services but limited to current liabilities in accordance with GAAP.

          "Tranche" means each of Tranche A, Tranche B-1, Tranche B-2, Tranche B-3 and Tranche B-4.

          "Tranche A" has the meaning specified in Section 2.1(a).

          "Tranche A Lender" means the Initial Lender and each other Person who becomes the holder of Tranche A pursuant to the provisions of this Agreement, including the Board if it acquires any interest in Tranche A as contemplated by
Section 2.8(f) and the Board Guaranty.

          "Tranche A Note" has the meaning specified in Section 2.3(d)(i).

          "Tranche B" means, collectively, Tranche B-1, Tranche B-2, Tranche B-3 and Tranche B-4.

          "Tranche B Lenders" means, collectively, the Tranche B-1 Lender, the Tranche B-2 Lender, the Tranche B-3 Lender and the Tranche B-4 Lender.

          "Tranche B-1" has the meaning specified in Section 2.1(b).

          "Tranche B-1 Lender" means the Initial Lender and each other Person who is the holder of Tranche B-1.

          "Tranche B-1 Note" has the meaning specified in Section 2.3(d)(ii).

          "Tranche B-2" has the meaning specified in Section 2.1(c).

          "Tranche B-2 Lender" means the Initial Lender and each other Person who is the holder of Tranche B-2.

          "Tranche B-2 Note" has the meaning specified in Section 2.3(d)(iii).

          "Tranche B-3" has the meaning specified in Section 2.1(d).

          "Tranche B-3 Lender" means the Initial Lender and each other Person who is the holder of Tranche B-3.

          "Tranche B-3 Note" has the meaning specified in Section 2.3(d)(iv).

          "Tranche B-4" has the meaning specified in Section 2.1(e).

          "Tranche B-4 Lender" means the Initial Lender and each other Person who is the holder of Tranche B-3.

          "Tranche B-4 Note" has the meaning specified in Section 2.3(d)(v).

          "Trust Agreements" means all special purpose trust funds established by any Obligor to manage the collection and payment of amounts collected by the Obligors for the express benefit of third-party beneficiaries relating to (a) federal income tax withholding and backup withholding tax, employment taxes, transportation excise taxes and security related charges, including (i) federal payroll withholding taxes, as described in Sections 3101, 3111 and 3402 of the Internal Revenue Code; (ii) federal Unemployment Tax Act taxes, as described in Chapter 23 of Subtitle C of the Internal Revenue Code; (iii) federal air transportation excise taxes, as described in Sections 4261 and 4271 of the Internal Revenue Code; (iv) federal security charges, as described in Title 49 of the Code of Federal Regulations of 2002 (referred to in this definition as the "CFR"), Chapter XII, Part 1510; (v) federal Animal and Plant Health Inspection Service of the United States Department of Agriculture (APHIS) user fees, as described in Title 21 United States Code (2002) (referred to in this definition as "U.S.C.") Section 136a and 7 CFR Section 354.3; (vi) federal Immigration and Naturalization Service (INS) fees, as described in 8 U.S.C.
Section 1356 and 8 CFR Part 286; (vii) federal customs fees as described in 19 U.S.C. Section 58c and 19 CFR Section 24.22; and (viii) federal jet fuel taxes as described in Sections 4091 and 4092 of the Internal Revenue Code collected on behalf of and owed to the federal government, (b) any and all state and local income tax withholding, employment taxes and related charges and fees and similar taxes, charges and fees, including, but not limited to, state and local payroll withholding taxes, unemployment and supplemental unemployment taxes, disability taxes, workman's or workers' compensation charges and related charges and fees that are analogous to those described in Subtitle C of the Internal Revenue Code and that are described in or are analogous to Chapter 23 of Title 19 Delaware Code Annotated
(2002) (referred to in this definition as "D.C.A.") collected on behalf of and owed to state and local authorities, agencies and entities, (c) Passenger Facility Charges as described in Title 49 United States Code Section 40117
(2004) and Title 14 of the Code of Federal Regulations, Subchapter 1, Part 158 collected on behalf of and owed to various administrators, institutions, authorities, agencies and entities and (d) voluntary and/or other non-statutorily required employee payroll deductions, whether authorized by the employee, imposed by court order, agreed to pursuant to collective bargaining arrangement or otherwise, including (i) employee contributions made for the purpose of participating in any employer-sponsored retirement plan as described and defined in Section 401(k) of the Internal Revenue Code (including repayment of any 401(k) related loans made to the employee but excluding any funds matched and/or contributed by the employer on behalf of any employee), (ii) employee payments made for the purpose of participating in any employer-sponsored medical, dental or related health plan, (iii) employee payments made for the purpose of satisfying periodic union dues, (iv) employee payments made for the purpose of purchasing United States Savings Bonds, (v) employee payments made for the purpose of making deposits to an account at or making repayment of an extension of credit from an employer-associated credit union, (vi) employee payments made for the purpose of purchasing life, accident, disability or other insurance, (vii) employee payments made for the purpose of participating in any employer-sponsored cafeteria plan as described and defined in Section 125 of the Internal Revenue Code, (viii) employee-directed donations to charitable organizations and (ix) levys, garnishments and other attachments on employee compensation (as described in Sections 6305 and 6331 of the Internal Revenue Code, in Section 4913 of Title 10 of D.C.A. or in any analogous provision of other applicable federal, state or local law) collected on behalf of any Governmental Authority or any other Person authorized to receive funds of the type described in this clause (d).

          "UCC" means the Uniform Commercial Code.

          "United States Citizen" has the meaning specified in Section 4.1(b).

          "US Airways" has the meaning specified in the recitals to this Agreement.

          "US Airways Loan" means the "Loan" under and as defined in the US Airways Loan Agreement.

          "US Airways Loan Agreement" means that certain Amended and Restated Loan Agreement dated as of the date hereof among US Airways, as borrower thereunder, Group, the other direct and indirect Subsidiaries of Group parties thereto, the several lenders from time to time party thereto, Citibank, N.A., as Agent, Citicorp North America, Inc., as Govco Administrative Agent, Wilmington Trust Company, as Collateral Agent, and the Board.

          "US Airways Loan Prepayment Account" means the "Prepayment Account" under and as defined in the US Airways Loan Agreement.

          "Variable Cash Amount" has the meaning specified in Section
6.4(a)(ii).

          "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Person (or Persons performing similar functions) irrespective of whether or not at the time stock of any such class or classes will have or might have such voting power by the reason of the happening of any contingency.

          "Warrants" means (i) the Warrant to purchase up to 7,735,770 shares of Groups' Common Stock issued by Group to the Board, which Warrant is being issued in replacement for the Warrant to purchase up to 18,754,000 shares of AWA Holdings' class B common stock issued by AWA Holdings to the Board on January 18, 2002 and (ii) the Warrant to purchase up to 386,925 shares of Groups' Common Stock issued by Group to the Airbus Counter-Guarantor, which Warrant is being issued in replacement for the Warrant to purchase up to 938,000 shares of AWA Holdings' class B common stock issued by AWA Holdings to the Airbus Counter-Guarantor on January 18, 2002, in each case in substantially the form of Exhibit O.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          "Working Capital" means, as of any date, (i) the current assets (excluding cash and Cash Equivalents) of Group minus (ii) the current liabilities of Group (other than the current portion of long term debt), in each case, determined on a consolidated basis and otherwise, in accordance with GAAP as of such date.

          SECTION 1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including".

          SECTION 1.3. ACCOUNTING TERMS AND PRINCIPLES.

          (a) Accounting Terms. All accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

          (b) Change in GAAP. If any change in accounting principles used in the preparation of the most recent financial statements referred to in Section 5.1 is hereafter required or permitted by the rules, regulations, pronouncements and opinions of FASB or the American Institute of Certified Public Accountants (or any successor thereto) and such change is adopted by an Obligor with the agreement of its independent public accountants and results in a change in any of the calculations required by Article VI had such accounting change not occurred, the parties hereto agree to promptly enter into good faith negotiations in order to amend such provisions so as to equitably reflect such change with the desired result that the criteria for evaluating compliance with such covenants by the Obligors shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in
Article VI shall be given effect until such provisions are amended to reflect such changes in GAAP.

          SECTION 1.4. CERTAIN TERMS.

          (a) Certain References. The words "herein," "hereof" and "hereunder" and similar words refer to this Agreement as a whole, and not to any particular Article, Section, subsection or clause in, this Agreement.

          (b) References to Exhibits, Schedules, etc. References in this Agreement to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Agreement unless otherwise indicated.

          (c) References to Agreements. Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. If the prior written consent of any Person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such Person is obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified. If no such consent is required, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

          (d) References to Statutes. References in this Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

          (e) Miscellaneous. The term "including" when used in any Loan Document means "including without limitation" except when used in the computation of time periods.

                                   ARTICLE II

                                    THE LOAN

          SECTION 2.1. THE LOAN. The aggregate principal amount of the Loan on the date hereof is $300,300,000, comprised of the following Tranches:

          (a) a Tranche A portion of the Loan in the principal amount of $265,685,000 ("Tranche A"), which as of the Effective Date is held by the Initial Lender and guaranteed by the Board under the Board Guaranty;

          (b) a Tranche B-1 portion of the Loan in the principal amount of $13,300,000 ("Tranche B-1"), which as of the Effective Date is held by the Initial Lender and guaranteed by the Airbus Counter-Guarantor under its Counter-Guarantee;

          (c) a Tranche B-2 portion of the Loan in the principal amount of $9,100,000 ("Tranche B-2"), which as of the Effective Date is held by the Initial Lender;

          (d) a Tranche B-3 portion of the Loan in the principal amount of $9,100,000 ("Tranche B-3"), which as of the Effective Date is held by the Initial Lender and guaranteed by the GECC Counter-Guarantor under its Counter-Guarantee; and

          (e) a Tranche B-4 portion of the Loan in the principal amount of $3,115,000 ("Tranche B-4"), which as of the Effective Date is held by the Initial Lender.

          Any amount of the Loan repaid or prepaid may not be reborrowed.

          SECTION 2.2. SCHEDULED REPAYMENT OF THE LOAN.

          (a) Schedule Amortization. The Borrower shall repay principal amounts with respect to the Loan on the dates and in the amounts set forth below:

INTEREST PAYMENT DATE FALLING ON OR ABOUT   REPAYMENT AMOUNT
-----------------------------------------   ----------------
September 30, 2005                             $42,900,000
March 31, 2006                                 $42,900,000
September 30, 2006                             $42,900,000
March 31, 2007                                 $42,900,000
September 30, 2007                             $42,900,000
March 31, 2008                                 $42,900,000
September 30, 2008                             $42,900,000

          Notwithstanding anything herein to the contrary, the Borrower shall repay the entire unpaid principal amount of the Loan together with accrued and unpaid interest thereon and all other amounts owing hereunder in respect thereof on the Maturity Date (or, if earlier, the date the Loan is accelerated pursuant to Section 7.2).

          (b) Reduction of Principal Amount upon Exercise of Warrants. Any Lender holding Warrants shall be entitled to pay some or all of the Exercise Price (as defined in the Warrants) for any of its Warrants by offsetting amounts owed to such Lender (such Lender, an "Exercising Lender") in respect of its interest in the Loan as provided in Section 2.1(b)(ii) of the Warrants (such exercise, a "Loan Discharge Exercise"). In such event, the principal amount of the Loan outstanding and owing to the Exercising Lender on the effective date of such exercise shall be discharged on a dollar-for-dollar basis by the amount of the Exercising Lender's interest in the Loan which was applied to pay such Exercise Price. Any such reduction in the principal amount of the Loan shall be applied to the then remaining installments of the outstanding principal amount of the Loan owed to such Exercising Lender in the inverse order of maturity thereof. For the avoidance of doubt, no discharge of the principal amount of the Loan as provided herein shall discharge the principal amount of the Loan owed to any other Lender or otherwise impair the Borrower's obligations with respect thereto. An Exercising Lender shall give prompt written notice to the Agent (with a copy to the Borrower) of any exercise of its Warrants in the manner described in this subsection in order to enable the Agent to record such transaction.

          (c) Principal Payments. Each payment of the principal amount of the Loan due and owing on each date specified in Section 2.2(a) shall be made after giving effect to all repayments and prepayments of the Loan and each Loan Discharge Exercise effected on or prior to such date.

          SECTION 2.3. EVIDENCE OF DEBT.

          (a) Lenders' Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing such Lender's portion of the Loan outstanding from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (b) Agent's Records of Loan. The Agent shall establish and maintain a register for recording with respect to the Loan (i) the date and amount of each payment on the Loan made by or on behalf of, or collected from, the Borrower,
(ii) the amount of each such payment applied in accordance with Section 2.8(d) and (e) or other applicable terms hereof to scheduled principal of or interest on the Loan and to each of the fees identified in Section 2.7(a) through Section 2.7(d), (iii) the amount by which the principal amount of the Loan owing to an Exercising Lender is reduced in connection with the exercise by such Exercising Lender of its Warrant as described in Section 2.2(b), (iv) the then outstanding principal balance of the Loan (without reliance on the Lender's accounts), and
(v) the date and amount of each payment made by the Board under the Board Guaranty.

          (c) Entries Prima Facie Evidence. The entries made in the accounts maintained pursuant to this Section 2.3 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loan in accordance with its terms.

          (d) Notes. The Borrower shall execute and deliver to the Agent on the Effective Date the following promissory notes:

          (i) a promissory note substantially in the form of Exhibit B-1 in the principal amount of Tranche A of the Loan outstanding on the date hereof, dated the Effective Date and otherwise appropriately completed (such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.3(d), the "Tranche A Note");

          (ii) a promissory note substantially in the form of Exhibit B-2 in the principal amount of Tranche B-1 of the Loan outstanding on the date hereof owing to the Tranche B-1 Lender, dated the Effective Date and otherwise appropriately completed, (each such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.3(d), a "Tranche B-1 Note");

          (iii) a promissory note substantially in the form of Exhibit B-3 in the principal amount of Tranche B-2 of the Loan outstanding on the date hereof owing to the Tranche B-2 Lender, dated the Effective Date and otherwise appropriately completed, (each such note, including any replacement note therefor issued in accordance with the provisions of this
     Section 2.3(d), a "Tranche B-2 Note");

          (iv) a promissory note substantially in the form of Exhibit B-4 in the principal amount of Tranche B-3 of the Loan outstanding on the date hereof owing to the Tranche B-3 Lender, dated the Effective Date and otherwise appropriately completed, (each such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.3(d), a "Tranche B-3 Note"); and

          (v) a promissory note substantially in the form of Exhibit B-5 in the principal amount of Tranche B-4 of the Loan outstanding on the date hereof owing to the Tranche B-4 Lender, dated the Effective Date and otherwise appropriately completed, (each such note, including any replacement note therefor issued in accordance with the provisions of this Section 2.3(d), a "Tranche B-4 Note," and collectively with the Tranche A Note, Tranche B-1 Note, Tranche B-2 Note and Tranche B-3 Note, the "Notes").

          Each Note shall be made payable to the Agent at the office of the Agent; provided that at the request of any Lender, the Borrower shall execute and deliver a Note (or replacement thereof) payable directly to such Lender in the amount of its interest in the Loan. If a Note is mutilated, lost, stolen or destroyed, the Borrower shall issue a new Note of the same Tranche in the same principal amount and having the same interest rate, date and maturity as the Note so mutilated, lost, stolen or destroyed endorsed to indicate all payments thereon. In the case of any lost, stolen or destroyed Note, there shall first be furnished to the Borrower and the Board an instrument of indemnity from the Agent (or Lender, as applicable) and evidence of such loss, theft or destruction reasonably satisfactory to each of them. Upon the execution and delivery by the Borrower of the Notes, the promissory notes executed and delivered by the Borrower under the Original Loan Agreement shall be null and void and of no further force and effect, and shall be contemporaneously returned to the Borrower for cancellation.

          (e) Register. A manually signed copy of this Agreement and the original of a Note shall be evidence of (i) the rights of each Lender under this Agreement and such Note and (ii) the rights of the Agent under this Agreement. Neither this Agreement nor any of the Notes is a bearer instrument. The Agent will establish and maintain a record of ownership (the "Register") in which the Agent agrees to register by book entry the Agent's and each Lender's interest in the Loan, the Notes and this Agreement, and in the right to receive any payments hereunder or thereunder (including any adjustment pursuant to Section 2.2(b)) and any assignment of any such interest or rights. In connection with any assignment pursuant to Section 9.2, the Agent shall maintain a copy of each Assignment and Acceptance delivered to and accepted by it and shall record the names and addresses of the Lenders and principal amount of the Loan owing to each Lender from time to time. Solely for purposes of this Section 2.3(e), the Agent shall be the Borrower's agent for purposes of establishing and maintaining the Register. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Board, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Agent, the Board (so long as the Board is either a guarantor of Tranche A or a Lender hereunder), the Loan Administrator or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          SECTION 2.4. OPTIONAL PREPAYMENTS.

          (a) Notice. Subject to subsection (e) below, the Borrower may, upon at least fifteen (15) days' prior revocable notice to the Board, the Counter-Guarantors, the Loan Administrator and the Agent stating the proposed date and aggregate principal amount of the prepayment, elect to prepay the outstanding principal amount of the Loan ratably as to Tranche A and Tranche B, in whole or in part (but not less than a minimum amount of $2,500,000), together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that upon any prepayment of all or a portion of the Loan by the Borrower, or if the Borrower revokes such notice at any time within such fifteen (15) days, the Borrower shall also pay any amounts owing pursuant to Section 2.9(e); provided, further, that if the Borrower prepays all or a portion of the Loan, the Borrower shall also pay any Prepayment Premium owing pursuant to subsection (d) below.

          (b) Amounts Due upon Notice. Upon the giving of any notice of prepayment under Section 2.4(a), the principal amount of the Loan specified to be prepaid together with accrued and unpaid interest thereon, and any Prepayment Premium payable pursuant to subsection (d) below, shall (subject to the first proviso below) become due and payable on the date specified for such prepayment; provided, however, that any failure to make any such prepayment in full on such date shall be deemed to be an automatic revocation of the notice of prepayment given under Section 2.4(a) and such failure shall not constitute a Default or an Event of Default hereunder; provided, further, however, that the Borrower shall be obligated to pay on such date any amounts owing under Section 2.9(e) due to such failure to prepay.

          (c) Application of Optional Prepayments. Any partial prepayment of the Loan under this Section 2.4 (other than (i) a prepayment of Tranche B-2 as provided under subsection (e) below and (ii) any Prepayment Premium payable under subsection (d) below) shall be applied to the outstanding principal amount of the Loan ratably as to each Lender and, with respect to each Lender, pro rata across the remaining scheduled principal payments on the Loan owing to each such Lender (and not in the inverse order of maturity). Any such prepayment shall be paid to the Agent for application as provided in Section 2.8, other than any Prepayment Premium which shall be paid by the Agent on a pro rata basis to the holders of the portions of the Loan which respect to which such Prepayment Premium was payable as provided in subsection (d) below. The Borrower shall have no right to optionally prepay the principal amount of the Loan other than as provided in this Section 2.4, Section 2.9(b) or Section 2.9(d).

          (d) Prepayment Premium. In addition to amounts which the Borrower is required to pay in connection with an optional prepayment of the Loan as provided above, the Borrower shall also pay on the date of such prepayment a premium (the "Prepayment Premium") on the prepaid portion of the Loan calculated in the manner set forth below; provided, however, that the Borrower shall not be required to pay a Prepayment Premium with respect to the amount of the prepayment attributable to (i) such portion of the Loan which is then held by the Initial Lender, (ii) such portion of Tranche A which is then held by the Board in connection with a payment by the Board under the Board Guaranty, (iii) such portion of Tranche B-1, Tranche B-2 or Tranche B-3 which is then held by the applicable Counter-Guarantor in connection with a payment by such Counter-Guarantor under its Counter-Guarantee, (iv) such portion of Tranche A, Tranche B-1, Tranche B-2 or Tranche B-3 then held by a permitted assignee of the Initial Lender (or a permitted assignee thereof) if and to the extent that such assigned portion of the Loan continues to be guaranteed under the Board Guaranty or the applicable Counter-Guarantee, as the case may be, following such assignment, or (v) a prepayment, in whole or in part, of Tranche B-2 pursuant to subsection (e) below. The Prepayment Premium on the portion of the Loan with respect to which it is payable shall be calculated as follows:

DATE OF SUCH PREPAYMENT                         PREPAYMENT PREMIUM
---------------------------------------------   --------------------------------------
Effective Date through September 26, 2006       2% of the applicable prepayment amount
September 27, 2006 through September 26, 2007   1% of the applicable prepayment amount
Thereafter                                      None

          (e) Prepayment of Tranche B-2. Anything to the contrary contained herein notwithstanding, the Borrower may elect to prepay the outstanding principal amount of Tranche B-2 of the Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid and any amounts owing pursuant to Section 2.9(e) (but without any prepayment premium under subsection (d) above). For the avoidance of doubt, any such prepayment shall be applied to prepay the outstanding principal amount of Tranche B-2 only, shall not be applied to prepay the outstanding principal amount of any other Tranches of the Loan, and shall be paid directly to the Tranche B-2 Lender notwithstanding anything to the contrary contained herein. Any prepayment of Tranche B-2 under this subsection (e) shall be applied to the outstanding principal amount of Tranche B-2 pro rata across the remaining scheduled principal payments on Tranche B-2.

          SECTION 2.5. MANDATORY PREPAYMENTS.

          (a) Certain Future Issuances within Six Months of Effective Date. Subject to subsection (i) below, upon receipt by an Obligor of any Cash Proceeds from any Future Issuance of Indebtedness convertible into Capital Stock (or convertible into warrants, options or other rights to acquire Capital Stock) which is consummated no later than six (6) months after the Effective Date, the Borrower shall prepay the Loan in the manner provided below in an amount equal to the product of (x) the Loan Prepayment Percentage and (y) an amount equal to fifty percent (50%) of the Net Issue Proceeds of such Future Issuance; provided that the Borrower shall not be obligated to so prepay the Loan if and to the extent that the Future Issuance is of Permitted Refinancing Indebtedness. Any prepayment of the Loan under this subsection shall be made on the Business Day following the receipt by such Obligor of the proceeds of the applicable Future Issuance.

          (b) Replacement Secured Financing. Upon receipt by an Obligor of any Cash Proceeds from any Future Issuance constituting a Replacement Secured Financing, the Borrower shall prepay the Loan from the proceeds thereof in the manner provided below in an aggregate amount equal to the Collateral Release Value for each item or category (as applicable) of Collateral subject to such Replacement Secured Financing; provided, however, that the Borrower shall not be obligated to so prepay the Loan if and to the extent that such Cash Proceeds are required to be utilized to prepay the US Airways

Loan pursuant to the US Airways Loan Agreement. Any prepayment of the Loan under this subsection shall be made on the Business Day following the receipt by such Obligor of the proceeds of the applicable Future Issuance.

          (c) Other Future Issuances. Subject to subsection (i) below, upon receipt by an Obligor of any Cash Proceeds from any Future Issuances other than a Future Issuance described in (or excluded from prepayment pursuant to) subsections (a) and (b) above, the Borrower shall prepay the Loan in the manner provided below in an amount equal to the product of (x) the Loan Prepayment Percentage and (y) 100% of the Net Issue Proceeds of such transaction; provided that:

          (i) with respect to Future Issuances of Capital Stock or warrants, options or other rights to acquire Capital Stock consummated after the Effective Date (excluding Indebtedness which is convertible into Capital Stock), the Borrower (A) shall not be obligated to prepay the Loan from the first $75,000,000 of Net Issue Proceeds therefrom, and (B) thereafter, shall be obligated to prepay the Loan in an amount equal to the product of
     (x) the Loan Prepayment Percentage and (y)(1) 25% on a dollar-for-dollar basis of Net Issue Proceeds from the next $75,000,000 of Net Issue Proceeds and (2) 50% on a dollar-for-dollar basis of Net Issue Proceeds in excess of $150,000,000, with all calculations of Net Issue Proceeds for the purpose of this clause (i) being made on a cumulative basis from the Effective Date through the life of the Loan;

          (ii) with respect to Net Issue Proceeds from a Future Issuance of Indebtedness incurred to refinance any Aircraft Related Equipment that is not (and is not required to be pursuant to the terms of the Loan Documents) Collateral, the Borrower shall only be required to pay an amount equal to the product of (x) the Loan Prepayment Percentage and (y) an amount equal to fifty percent (50%) of the Net Issue Proceeds from such Future Issuance; provided that the Obligors shall not be required to prepay the Loan as provided in this clause (ii) if such Future Issuance is a refinancing of Aircraft Related Equipment acquired by the Obligors within the twenty-four
     (24) months preceding the date of such Future Issuance; and

          (iii) the Borrower shall not be obligated to so prepay the Loan (A) if and to the extent that the Future Issuance is (x) Permitted Refinancing Indebtedness or (y) Permitted Acquisition Financing, (B) if and to the extent that an Obligor applies the proceeds of a Future Issuance of Indebtedness to make pre-delivery payments, deposits or progress payments (or other similar payments) with respect to the acquisition of Aircraft Related Equipment (or reimburses itself or any other Obligor for any such payment or deposit) (including After-Acquired Section 1110 Equipment), an Obligor applies such proceeds to purchase (or reimburse itself or any other Obligor for the purchase of) Aircraft Related Equipment (including After-Acquired Section 1110 Equipment), or an Obligor otherwise sets aside such proceeds (through an escrow account or otherwise) for a period not to exceed twelve (12) months for the express purpose of making any of the payments described above in this subclause (iii)(B) and the Obligor makes such payment within such period, or (C) with the Net Issue Proceeds of (x) the Juniper Financing or (y) the Airbus Financing, it being understood that, subject to subsection (c)(ii) above, the Loan Prepayment Percentage of all Net Issue Proceeds in excess of amounts otherwise applied in accordance with clause (iii)(A) or (iii)(B) above, as applicable, shall be applied to prepay the Loan.

Any prepayment of the Loan under this subsection (c) shall be made on the Business Day following the receipt by such Obligor of the proceeds of the applicable Future Issuance.

          (d) Asset Sales. Subject to subsection (i) below, upon receipt by an Obligor of any Cash Proceeds from an Asset Sale permitted under Section 6.13, the Borrower shall prepay the Loan as follows:

          (i) with respect to Net Cash Proceeds from an Asset Sale in a sale-leaseback transaction of (A) Aircraft Related Equipment that is not (and is not required to be pursuant to the terms of the Loan Documents) Collateral or (B) After-Acquired Section 1110 Equipment which has been pledged as Collateral but is subject to release pursuant to Section 5.8(b), the Borrower shall prepay the Loan in an amount equal to the product of (x) the Loan Prepayment Percentage and (y) an amount equal to fifty percent (50%) of the Net Cash Proceeds of such sale-leaseback; provided that the Obligors shall not be required to prepay the Loan with the Net Cash Proceeds from any such sale-leaseback transaction entered into within twenty-four (24) months of the acquisition of such Aircraft Related Equipment or After-Acquired Section 1110 Equipment (as applicable);

          (ii) with respect to all other Asset Sales, the Borrower shall prepay the Loan in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds from such Asset Sales; provided, however, that the Borrower shall not be obligated to so prepay the Loan (A) if and to the extent that the Borrower furnishes to the Agent and the Board on or prior to the date such prepayment is otherwise required to be made an Officer's Certificate certifying that it or another Obligor intends to replace the assets from which such Net Cash Proceeds derived, and does so (or enters into a definitive agreement committing to do so) within one (1) year of receipt thereof (it being understood that any Net Cash Proceeds retained by the Borrower but not actually expended within such year or pursuant to such agreement to replace the assets from which such Net Cash Proceeds derived shall be used to prepay the Loan on the expiration of such year), (B) with Net Cash Proceeds from Asset Sales to the extent such Net Cash Proceeds do not exceed $1,000,000 in the aggregate per Fiscal Year, or (C) from the sale or disposition of Investments permitted to be made pursuant to Section
     6.2 hereof, other than the Investments permitted under clauses (viii), (x) and (xii) of Section 6.2, (D) with Net Cash Proceeds from Designated Asset Sales, or (E) if and to the extent that such Cash Proceeds are required to be utilized to prepay the US Airways Loan pursuant to the US Airways Loan Agreement.

Any prepayment of the Loan under this subsection (d) shall be made no later than three (3) Business Days following the receipt by such Obligor of the proceeds of such Asset Sale.

          (e) Insurance/Condemnation Proceeds. Subject to subsection (i) below, no later than three (3) Business Days following (x) the date of receipt by an Obligor of any Net Insurance Proceeds or Net Condemnation Proceeds, or (y) if applicable, the end of the one (1) year period described in the proviso below or in the case of the Collateral, such other time as provided in the applicable Collateral Document (as contemplated in the proviso below), the Borrower shall prepay the Loan in an amount equal to the amount by which the aggregate amount of the sum of such Net Insurance Proceeds and Net Condemnation Proceeds in any Fiscal Year (excluding any amounts used to repair, restore or replace assets in accordance with the immediately following proviso or any Collateral Document) exceeds $5,000,000; provided the Borrower shall not be obligated to so prepay the Loan if and to the extent that (i) the Borrower furnishes to the Board and the Agent on or prior to the date such prepayment is otherwise required to be made an Officer's Certificate certifying that it or another Obligor intends to repair, restore or replace the assets from which such Net Insurance Proceeds or Net Condemnation Proceeds derived, and does so (or enters into a definitive agreement committing to do so) within one (1) year of receipt thereof, (ii) in the case of proceeds derived from Collateral, the Obligor uses such proceeds to repair, replace or restore such Collateral in accordance with the applicable provisions of the applicable Collateral Document, including any time frames contemplated thereby (it being understood that any Net Insurance

Proceeds or Net Condemnation Proceeds retained by an Obligor but not actually expended within such year or such other time as provided in an applicable Collateral Document or pursuant to such agreement to repair, restore or replace the assets from which such Net Insurance Proceeds or Net Condemnation Proceeds derived shall be used to prepay the Loan on the expiration of such year or such other time as provided in an applicable Collateral Document), or (iii) such Cash Proceeds are required to be utilized to prepay the US Airways Loan pursuant to the US Airways Loan Agreement.

          (f) Change of Control. Upon the occurrence of a Change of Control, the Borrower shall promptly give the Agent, the Lenders, the Board, each Counter-Guarantor and the Loan Administrator written notice thereof, and the Controlling Creditor shall have the right, by written notice to the Borrower (with a copy to the Agent and each Lender) given not more than thirty (30) days following its or their receipt of the notice of the Change of Control, to require the Borrower to prepay the Loan in full, together with accrued interest thereon to the date of such prepayment, on the date specified in such notice (which date shall be a Business Day not less than ten (10) nor more than twenty
(20) Business Days after the date of such notice), and upon the specified payment date, the Borrower shall so prepay the then outstanding principal amount of the Loan together with such accrued interest thereon.

          (g) Gate Leases. In the event that the Obligors shall not have pledged to the Collateral Agent the Gate Leases at both LGA and DCA (with the consent of the lessors thereof) by January 1 of any year, the Borrower shall prepay the Loan on such date in the amount of $10,000,000; provided that the Borrower shall not be obligated to so prepay the Loan if and to the extent that US Airways is required to prepay the US Airways Loan on such date pursuant to Section 2.8(g) of the US Airways Loan Agreement.

          (h) Collateral Value Deficiency. Upon the occurrence and during the continuance of a Collateral Value Deficiency under Section 5.8(d), the Borrower shall prepay the Loan if and to the extent required thereunder; provided, however, that the Borrower shall not be obligated to so prepay the Loan if and to the extent that the Borrower or another Obligor is required to prepay the US Airways Loan pursuant to Section 5.8(d) of the US Airways Loan Agreement to cure a Collateral Value Deficiency thereunder (and as defined therein).

          (i) Option of Lenders to Decline Mandatory Prepayments. At least five
(5) Business Days prior to any date (for purposes of this subsection, a "Mandatory Prepayment Date") on which any mandatory prepayment of the Loan would, but for the provisions of this subsection (i), otherwise be required to be made pursuant to subsections (a), (c), (d) or (e) of this Section 2.5, the Borrower shall deliver a loan prepayment notice to the Agent and the Board setting forth the amount of such mandatory prepayment (or a good faith estimate thereof if such amount is not then known), and the date upon which the Borrower expects to make such prepayment; provided, that the Borrower's obligation to make such prepayment shall, in the case of a prepayment under subsections (a),
(c) or (d) of this Section 2.5, be subject to the consummation of the transaction giving rise to such prepayment and the Borrower's timely receipt of the Net Issue Proceeds or Net Cash Proceeds (as the case may be) therefrom. Upon receipt of such notice, the Agent shall (i) promptly notify each Lender, the Board and each Counter-Guarantor of the contents thereof and of the prepayment that each Lender will be entitled to receive if it accepts prepayment of its portion of the Loan in accordance with this subsection, (ii) request that each such Lender notify the Agent in writing, no later than the third (3rd) Business Day prior to the Mandatory Prepayment Date, whether such Lender will elect to accept or not accept its pro rata share of such prepayment and (iii) inform such Lender that the failure by such Lender to give such notice shall be deemed an acceptance of such prepayment. No later than two (2) Business Day prior to the Mandatory Prepayment Date, the Agent shall notify the Borrower of the Lenders' elections and the aggregate amount of the prepayment required to be made as a result thereof. The Borrower shall thereafter prepay the Loan on such Mandatory Prepayment Date in the amount of such prepayment (after giving effect to the

Lenders' elections), which the Agent shall apply as a prepayment of such portions of the Loan held by each of the Lenders that shall have accepted (or been deemed to have accepted) such prepayment. The foregoing notwithstanding, if and to the extent that Tranche A, Tranche B-1, Tranche B-2 or Tranche B-3 is then guaranteed under the Board Guaranty or a Counter-Guarantee (as applicable), none of the Tranche A Lender, Tranche B-1 Lender, Tranche B-2 Lender or Tranche B-3 Lender shall elect to decline its pro rata amount of any such prepayment of the Loan without the consent of the Board (in the case of such portion of Tranche A then guaranteed under the Board Guaranty) or the applicable Counter-Guarantor (in the case of such portion of Tranche B-1, Tranche B-2 or Tranche B-3 then guaranteed under such Counter-Guarantor's Counter-Guarantee).

          (j) Application of Prepayments. Any partial prepayments of the Loan made by the Borrower in accordance with this Section 2.5 shall be applied to the outstanding principal balance of the Loan ratably as to each Lender and, with respect to each Lender, pro rata across the remaining scheduled principal payments on the Loan owing to each such Lender (and not in the inverse order of maturity). Subject to the Borrower's right to elect the Prepayment Breakage Avoidance Procedure, the Borrower shall also pay any amounts owing pursuant to
Section 2.9(e) in connection with any prepayment under this Section 2.5. All prepayments under this Section 2.5 shall be paid to the Agent for application as provided in Section 2.8.

          SECTION 2.6. INTEREST.

          (a) Rate of Interest. Except as otherwise provided in Section 2.6(c) and Section 2.9, the Loan shall bear interest on the unpaid principal amount thereof from the first day of the initial Interest Period hereunder until paid in full at the Applicable Interest Rate; provided, that interest on Tranche A and Tranche B of the Loan from the first day of the initial Interest Period hereunder until the Effective Date shall accrue at the Applicable Interest Rate (including the default rates, as applicable), provided for in the Original Loan Agreement.

          (b) Interest Payments. Interest accrued on the Loan shall be payable in arrears on each Interest Payment Date, upon the payment or prepayment thereof in whole or in part, and, if not previously paid in full, at maturity (whether by acceleration or otherwise). Interest on the Loan shall be calculated on the basis of a year of 360 days and actual number of days elapsed.

          (c) Default Interest. Notwithstanding the rate of interest specified in Section 2.6(a), if any principal of or interest on the Loan is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise (but other than any voluntary prepayment), such overdue amount shall bear interest at a rate which is two percent (2.0%) per annum in excess of the then applicable interest rate(s) on the Loan (or portions thereof).

          (d) Assignment of Loan During an Interest Period. If some or all of the Loan is assigned in compliance with Section 9.2 on a date which is not the first day of an Interest Period and the Applicable Interest Rate on the portion so assigned will be adjusted as a result thereof (as provided in the definition of "Applicable Interest Rate"), then interest on the portion of the Loan so assigned shall accrue at the adjusted Applicable Interest Rate from and including the effective date of such assignment until paid in full.

          SECTION 2.7. FEES.

          (a) Agency Fees. The Borrower agrees to pay to the Agent on the Interest Payment Date falling on or about December 31 of each year (beginning with the Interest Payment Date falling on or about December 31, 2005) an agency fee in an amount equal to $25,000 per annum for so long as the Loan shall remain outstanding.

          (b) Loan Administrator Fee. The Borrower agrees to pay the Loan Administrator the fees provided for in the Loan Administration Agreement.

          (c) Guarantee Fees. The Borrower agrees to pay to the Agent for the account of the Board quarterly in advance on each Interest Payment Date for so long as the Board Guaranty shall remain in effect the Guarantee Fee set forth in
Section 2.06 of the Board Guaranty.

          (d) Counter-Guarantee Fees. The Borrower agrees to pay to the Agent for the account of each Counter-Guarantor quarterly in advance on each Interest Payment Date (beginning with the Interest Payment Date falling on or about December 31, 2005) the Counter-Guarantee Fees for so long as, and to the extent that, such Counter-Guarantor's Counter-Guarantee shall remain in effect; provided, that the Counter-Guarantee Fees payable on the Interest Payment Date falling on or about December 31, 2005 shall be reduced by a pro rata portion of the Counter-Guarantee Fees which the Borrower paid on or about January 18, 2005 which relates to the period between the Interest Payment Date falling on or about December 31, 2005 and the anniversary of the Closing Date.

          (e) Supplemental Facility Fees. The Borrower agrees to pay to the Agent for the account of the Initial Lender quarterly in advance on each Interest Payment Date (beginning with the Interest Payment Date falling on or about December 31, 2005) the Supplemental Facility Fees for so long as, and to the extent that, the Initial Lender shall be a Lender hereunder; provided, that the Supplemental Facility Fees payable on the Interest Payment Date falling on or about December 31, 2005 shall be reduced by a pro rata portion of the Supplemental Facility Fees which the Borrower paid on or about January 18, 2005 which relates to the period between the Interest Payment Date falling on or about December 31, 2005 and the anniversary of the Closing Date.

          (f) Collateral Agent Fee. The Borrower agrees to pay to the Agent for the account of the Collateral Agent, (i) a setup fee on the Effective Date in the amount of $7,500, and (ii) on the Effective Date and annually thereafter on each Interest Payment Date occurring on or about September 30th of each year (beginning September 30, 2006), a collateral agency fee in an amount equal to $42,500 per annum for so long as the Loan shall remain outstanding.

          (g) Lazard Fee. The Borrower agrees to pay to Lazard Freres & Co. on the Effective Date a fee in the amount of $1,000,000 for advisory services provided to the Board in connection with the Merger and the restructuring of the Loan.

          (h) Liquidity Fee. The Borrower agrees that if (i) at any time after the Closing Date the Regulations are amended, modified or supplemented such that the Board's consent shall be necessary in order for a Lender to sell a participation in the Loan to any Person the sale of a participation to which would not require the Board's consent if the Regulations were then as in effect on the Closing Date and (ii) the Initial Lender seeks the Board's consent to sell such a participation and such consent is not granted, then the Initial Lender shall so notify the Borrower and the Agent and the Borrower shall thereafter pay to the Agent for the account of the Initial Lender a liquidity fee equal to 0.10% per annum of the principal amount of Tranche A of the Loan then guaranteed under the Board Guaranty, such liquidity fee to accrue from the date of such notice from the Initial Lender and to be payable on each Interest Payment Date.

          (i) Distribution of Fees. On the Effective Date and upon the Agent's receipt thereof, the Agent shall distribute to the Person entitled thereto each of the fees referred to in this Section 2.7


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

payable on such date. Thereafter, the Agent will distribute any and all fees payable under this Section 2.7 in accordance with Section 2.8(d) or (e) hereof, as applicable.

          (j) Fees Non-refundable. All fees paid under this Section 2.7 shall be non-refundable.

          (k) Interest on Fees. If any fee or other amount payable by the Borrower hereunder is not paid when due, such overdue amount shall bear interest at a rate which is two percent (2.0%) per annum in excess of the Applicable Interest Rate as in effect from time to time.

          SECTION 2.8. PAYMENTS AND COMPUTATIONS.

          (a) Payments. The Borrower shall make each payment hereunder (including fees and expenses) not later than 12:00 noon (New York City time) on the day when due, in Dollars, to the Agent at Citibank, N.A., ABA #021000089, Account No. 3041-9849, Account Name: Project Finance, Ref: America West Airlines, in immediately available funds without set-off, defense, recoupment or counterclaim. All payments in respect of any Obligations shall at all times be made to the Agent, whether or not a demand shall have been made or paid under the Board Guaranty. The Agent will promptly cause all such payments received by it to be distributed to the Person entitled thereto in accordance with the priorities of payment set forth below in Section 2.8(d) or (e), or both, as applicable. Payments received by the Agent after 12:00 noon (New York City time) shall be deemed to be received on the next Business Day.

          (b) Computation. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c) Payments on Business Days. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

          (d) Application of Payments - No Event of Default. So long as no Event of Default under any of clauses (a) (including any failure to pay all amounts hereunder upon acceleration as a result of any other Event of Default), (f) or
(g) of Section 7.1 has occurred and is continuing or would result therefrom, the Agent shall apply all payments in respect of any Obligations (except with respect to payments made pursuant to Section 2.4(d) and (e)) in the following order:

          (i) first, to pay any fees then due and payable under Section 2.7(a),
     (b) and (f) to the Agent, the Collateral Agent and the Loan Administrator, as the case may be, on a pro rata basis;

          (ii) second, to pay interest then due and payable in respect of the Loan to the Lenders on a pro rata basis, provided that, so long as the Board Guaranty is in effect, to the extent that any amounts received by the Agent constitute interest accrued on any overdue principal of or interest on Tranche A in accordance with Section 2.6(c), such amounts shall be distributed to the Board under this clause (ii) as if it were a Lender (it being understood that following the Board's honoring of a demand for payment in accordance with the Board Guaranty and until the Board is reimbursed for the amount of all payments thereunder, all amounts paid in respect of Tranche A shall be distributed to the Board and amounts paid in respect of Tranche B shall be distributed to the Tranche B Lenders, all on a pro rata basis);

          (iii) third, to pay principal then due and payable on the Loan to the Lenders, on a pro rata basis (it being understood that following the Board's honoring of a demand for payment in accordance with the Board Guaranty and until the Board is reimbursed for the amount of all payments thereunder, the amounts paid in respect of Tranche A shall be distributed to the Board and amounts paid in respect of Tranche B shall be distributed to the Tranche B Lenders, in each case on a pro rata basis);

          (iv) fourth, to pay any fees then due and payable under Section 2.7(c), (d), (e) and (h) to the Board, the Counter-Guarantors and the Initial Lender, as the case may be, on a pro rata basis; and

          (v) fifth, to pay any other Obligations then due and payable to the Agent, the Collateral Agent, the Loan Administrator, the Board, the Counter-Guarantors and the Lenders, on a pro rata basis.

          (e) Application of Payments After Event of Default. After the occurrence and during the continuance of an Event of Default under any of clauses (a) (including any failure to pay all amounts hereunder upon acceleration as a result of any other Event of Default), (f) or (g) of Section 7.1, the Agent shall apply all payments in respect of any Obligations (including amounts received by the Collateral Agent upon the exercise of remedies under the Collateral Documents) in the following order:

          (i) first, to pay Obligations in respect of any expenses, fees, indemnities or other sums owing hereunder then due to the Agent, the Collateral Agent and the Loan Administrator, on a pro rata basis;

          (ii) second, to pay Obligations in respect of any expenses, fees, indemnities or other sums owing hereunder not referred to in clauses (iii) through (v) below then due to the Board, the Lenders and the Counter-Guarantors, on a pro rata basis;

          (iii) third, to pay on a pro rata basis (A) interest then due and payable in respect of the Loan to the Lenders, provided that so long as the Board Guaranty is in effect, to the extent that any amounts received by the Agent constitute interest accrued on any overdue principal or interest on Tranche A in accordance with Section 2.6(c), such amounts shall be distributed to the Board under this clause (iii) as if it were a Lender and
     (B) in the event that any fees payable to the Board, the Counter-Guarantors and the Initial Lender, under Section 2.7(c), (d), (e) and (h) were not paid when due thereunder, the portion of such unpaid fees which is equal to the amount which such Person would have been then entitled to receive if the fee payable under Section 2.7(c), (d), (e) and (h) (as applicable) were payable daily in arrears (instead of quarterly or annually in advance, as the case may be) (including interest accrued thereon through the date of payment in accordance with Section 2.7(k), on a pro rata basis (it being understood that following the Board's honoring of a demand for payment in accordance with the Board Guaranty and until the Board is reimbursed for the amount of all payments thereunder, all amounts paid in respect of Tranche A shall be distributed to the Board and amounts paid in respect of Tranche B shall be distributed to the Tranche B Lenders, all on a pro rata basis);

          (iv) fourth, to pay or prepay principal payments on the Loan to the Lenders, on a pro rata basis (it being understood that following the Board's honoring of a demand for payment in accordance with the Board Guaranty and until the Board is reimbursed for the amount of all payments thereunder, amounts paid in respect of Tranche A shall be distributed to the Board and amounts paid in respect of Tranche B shall be distributed to the Tranche B Lenders, in each case on a pro rata basis); and

          (v) fifth, to pay any fees due and payable under Section 2.7(c), (d),
     (e) and (h) hereof to the Board, the Counter-Guarantors and the Initial Lender, as the case may be, on a pro rata basis (including interest accrued thereon through the date of payment in accordance with Section 2.7(k) and not otherwise paid pursuant to clause (iii) above.

          (f) Assignment to Board of Lender's Interest in Loan. Upon the assignment to the Board of any Tranche A Lender's right, title and interest in and to its pro rata portion of the principal of and interest on Tranche A in accordance with the Board Guaranty, the Board shall have the rights and privileges of a Tranche A Lender with respect to such payment (to the extent of the interests in Tranche A so assigned to the Board). No payment by the Board or any Counter-Guarantor to the Agent or any Lender under the Board Guaranty or any Counter-Guarantee, as the case may be, shall reduce, discharge, satisfy, modify or terminate the corresponding payment or any other obligation of the Borrower under this Agreement or the Notes, which obligations shall remain in full force and effect.

          (g) Funding Defaults. Unless the Borrower has notified the Agent, prior to the date any payment is required to be made by it to the Agent hereunder, that the Borrower will not make such payment, the Agent may assume that the Borrower has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Agent in immediately available funds, then each Lender (or the Board, if applicable) shall forthwith on demand repay to the Agent the portion of such assumed payment that was made available to such Lender (or the Board, if applicable) in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender (or the Board, if applicable) to the date such amount is repaid to the Agent in immediately available funds, at the applicable Federal Funds Rate (as defined in the definition of "Base Rate Loan") from time to time in effect. A notice of the Agent to the Borrower with respect to any amount owing under this subsection (g) shall be conclusive, absent manifest error.

          SECTION 2.9. CERTAIN PROVISIONS GOVERNING THE LOAN.

          (a) Determination of Interest Rate. LIBOR for each Interest Period for the Loan shall be determined by the Agent pursuant to the procedures set forth in the definition of "LIBOR", and shall promptly thereafter be notified to the Borrower and each Lender together with the Applicable Interest Rate for such Interest Period.

          (b) Interest Rate Unascertainable, Inadequate or Unfair. In the event that: (i) the Agent determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the LIBOR then being determined is to be fixed or (ii) the Requisite Lenders notify the Agent that the LIBOR for any Interest Period will not adequately reflect the cost to the relevant Lenders of making or maintaining the Loan for such Interest Period, the Agent shall forthwith so notify the Borrower, the Board, the Loan Administrator and the Lenders, whereupon during the thirty (30) days following the date of any such notice the Borrower, the Agent and the Lenders shall negotiate in good faith (subject to the consent of the Board) in order to arrive at a mutually acceptable alternative basis for determining the interest rate from time to time applicable to the Loan (the "Substitute Basis"). If within the twenty (20) days following the date of any such notice the Borrower, the Agent and the Lenders shall agree upon, and the Board shall consent to, a Substitute Basis, such Substitute Basis shall be retroactive to and effective from the first day of the then current Interest Period until and including the last day of such Interest Period. If after twenty (20) days from the date of such notice, the Borrower, the Agent and the Lenders shall have failed to agree upon, or the Board shall have failed to consent to, a Substitute Basis, then the Agent (upon instructions from the Requisite Lenders) shall certify in writing to the Borrower (such certification to be conclusive and binding on all Lenders and all other parties hereto absent manifest error) the interest rate at which such Lenders are prepared to maintain their portion of the Loan for such Interest Period, it being understood that such Lenders' interest rate shall be at a rate per annum equal to a rate which adequately and fairly reflects the cost to such Lenders of obtaining the funds necessary to maintain their portion of the Loan for such Interest Period. If no Substitute Basis is established, upon receipt of notice of the interest rates at which the Requisite Lenders are prepared to maintain their respective portion of the Loan, the Borrower shall have the right exercisable upon ten (10) Business Days' prior notice to the Lenders, the Board and the Loan Administrator through the Agent (i) to continue to borrow the Loan at the interest rate so advised by the Agent (as such rate may be modified, from time to time, at the outset of each subsequent Interest Period), (ii) to convert the Loan to a Base Rate Loan, or (iii) to prepay in full the Loan together with accrued but unpaid interest thereon at the interest rate certified in writing by the Requisite Lenders as provided above and all other amounts due under the Loan Documents, whereupon the Loan shall become due and payable on the date specified by the Borrower in such notice.

          (c) Increased Costs. If at any time any Lender or Counter-Guarantor shall determine that as a result of the introduction of or any change after the date hereof in or in the interpretation of any law, treaty or governmental rule, regulation or order or the compliance by such Lender or Counter-Guarantor with any guideline, request or directive after the date hereof from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender or Counter-Guarantor of agreeing to make or making, funding, guaranteeing or maintaining any portion of the Loan or its Counter-Guarantee (except in respect of Taxes), then the Borrower shall from time to time, within five (5) Business Days of a demand (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail) by such Lender or Counter-Guarantor (with a copy of such demand to the Agent, the Board and the Loan Administrator), pay to the Agent for the account of such Lender or Counter-Guarantor additional amounts sufficient to compensate such Lender or Counter-Guarantor for such increased cost; provided that no Lender or Counter-Guarantor shall be entitled to claim any such additional amount for amounts incurred more than six (6) months prior to the making of such demand. A certificate as to the amount of such increased cost, submitted to the Borrower (and the Agent and the Board) by such Lender or Counter-Guarantor shall be conclusive and binding for all purposes, absent manifest error. Each Lender or Counter-Guarantor shall promptly notify in writing the Borrower, the Agent and the Board of any event of which such Lender or Counter-Guarantor has knowledge, occurring after the date hereof, which would entitle such Lender or Counter-Guarantor to compensation pursuant to this Section 2.9(c) and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender or Counter-Guarantor, be otherwise materially disadvantageous to it.

          (d) Illegality. Notwithstanding any other provision of this Agreement, if any Lender determines that the introduction of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for such Lender to maintain its portion of the Loan, then, on notice thereof by such Lender to the Borrower through the Agent (with a copy to the Board and the Loan Administrator), the obligation of such Lender to continue to fund or maintain its portion of the Loan shall be terminated and the Borrower shall either (i) convert the affected portion of the Loan of such Lender to a Base Rate Loan, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain its portion of the Loan based on LIBOR to such day, or immediately, if such Lender may not lawfully continue to maintain such portion of the Loan based on LIBOR or (ii) prepay such affected portion of the Loan to such Lender together with accrued but unpaid interest thereon and all other sums payable hereunder with respect thereto on the last day of the then current Interest Period or earlier if necessary to avoid such illegality. Any such partial prepayment of the Loan shall be applied ratably to the then unpaid installments thereof in accordance with the amount of each such unpaid installment.

          (e) Breakage Costs. In addition to all amounts required to be paid by the Borrower pursuant to Section 2.5, the Borrower shall compensate each Lender or each Counter-Guarantor upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender or Counter-Guarantor or the termination of any other financial arrangement it may have entered into to fund or maintain or support such Lender's portion of the Loan or its Counter-Guarantee, but excluding Taxes) which that Lender or Counter-Guarantor may sustain (i) subject to the Borrower's right to utilize the Prepayment Breakage Avoidance Procedure, if for any reason any portion of the Loan is prepaid (including mandatorily pursuant to Section 2.5 or this Section 2.9) or a payment is made with respect to a Counter-Guarantee on a date which is not the last day of the applicable Interest Period or (ii) as a consequence of any failure by a Borrower to repay any portion of the Loan or make payment with respect to a Counter-Guarantee when required by the terms hereof. The Lender or Counter-Guarantor making demand for such compensation shall deliver to the Borrower (with a copy to the Agent, the Board and the Loan Administrator) concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be conclusive as to the amount of compensation due to that Lender or Counter-Guarantor absent manifest error, and such compensation shall be paid to the Agent for the account of such Lender.

          SECTION 2.10. CAPITAL ADEQUACY. If at any time any Lender or Counter-Guarantor determines that (a) the adoption of or any change in or in the interpretation of any law, treaty or governmental rule, regulation or order after the date of this Agreement regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation, or order or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles (in each case, whether or not having the force of law) shall have the effect of reducing the rate of return on such Lender's or Counter-Guarantor's (or any corporation controlling such Lender's or Counter-Guarantor's) capital as a consequence of its obligations hereunder (other than with respect to Taxes) to a level below that which such Lender, Counter-Guarantor or corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender or Counter-Guarantor (with a copy of such demand to the Agent and the Board), the Borrower shall within five (5) Business Days of such demand pay to the Agent for the account of such Lender or Counter-Guarantor from time to time as specified by such Lender or Counter-Guarantor additional amounts sufficient to compensate such Lender or Counter-Guarantor for such reduction; provided that the Borrower shall not be required to compensate a Lender or Counter-Guarantor pursuant to this Section 2.10 for any amounts incurred more than six (6) months prior to the date of such demand. A certificate as to such amounts submitted to the Borrower (and the Agent and the Board) by such Lender or Counter-Guarantor shall be conclusive and binding for all purposes absent manifest error. Each Lender or Counter-Guarantor shall promptly notify the Borrower, the Agent and the Board of any event of which such Lender or Counter-Guarantor has knowledge, occurring after the date hereof, which would entitle such Lender or Counter-Guarantor to compensation pursuant to this
Section 2.10 and, in the case of a Lender, will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by FASB (including Interpretation No. 46 - Consolidation of Variable Interest Entities) shall constitute an adoption, change, request or directive, and any implementation thereof shall be, subject to this Section 2.10.

          SECTION 2.11. TAXES.

          (a) No Withholding, etc. Except as otherwise provided in the next sentence and Section 9.2, any and all payments by the Obligors under each Loan Document shall be made free and clear of and without deduction for any and all Taxes, excluding (i) in the case of each Lender, the Loan Administrator, each Counter-Guarantor, each Participant and the Agent, Taxes measured by its net income and franchise Taxes, in each case if imposed on it as a result of such Person being organized under the laws of the jurisdiction imposing such Taxes or doing business in such jurisdiction unrelated to the transactions contemplated by the Original Loan Agreement or any Loan Document, (ii) in the case of each Lender and each Participant, Taxes measured by its net income and franchise Taxes imposed on it by the jurisdiction in which its Lending Office is located or in which it booked its participation for tax accounting purposes, (iii) in the case of each Counter-Guarantor, net income and franchise taxes imposed by the jurisdiction to which the Borrower is directed to make payments to the Counter-Guarantor pursuant to the Loan Documents, (iv) in the case of each Lender, the Loan Administrator, each Counter-Guarantor, each Participant and the Agent, Taxes imposed on it as a result of its failure to comply with its obligations under Section 2.11(g), Section 2.11(h) or Section 9.2, (v) in the case of each Lender, the Loan Administrator, each Participant, each Counter-Guarantor and the Agent (A) that is a party hereto or Participant, as the case may be, on the Effective Date, United States federal withholding Taxes except to the extent imposed as a result of a change in applicable law, including income tax conventions, after the Effective Date and (B) that becomes a party hereto or Participant, as the case may be, after the Effective Date, United States federal withholding Taxes except to the extent imposed as a result of a change in applicable law, including income tax conventions, after the date of the Assignment and Acceptance pursuant to which it becomes a Lender or after the date such Person becomes a Participant, the Loan Administrator or the Agent, as applicable, and (vi) Taxes imposed as a result of such Person's gross negligence or willful misconduct (all such non-excluded Taxes being hereinafter referred to as "Indemnified Taxes"). If any Indemnified Taxes shall be required by law to be deducted from or in respect of any sum payable under any Loan Document to any Lender, the Loan Administrator, any Counter-Guarantor or the Agent (1) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Lender, the Loan Administrator, such Counter-Guarantor or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (2) the Obligors shall make such deductions, and (3) the Obligors shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law.

          (b) Counter-Guarantee Taxes. If any Taxes (other than Taxes imposed as a result of the failure of the Counter-Guarantor to comply with its obligations under Section 2.11(g)) shall be required by law to be deducted from or in respect of any sum payable under any Counter-Guarantee to any Counter-Guarantor ("Counter-Guarantee Taxes"), (i) the Agent shall make such deductions and shall so notify the Borrower (such notice shall be accompanied by a statement setting forth the basis for such deductions and a calculation of the amount thereof in reasonable detail), (ii) the Agent shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law, and (iii) the Borrower shall pay to such Counter-Guarantor such amounts as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) such Counter-Guarantor receives an amount equal to the sum it would have received had no such deductions been made. Further, if any Taxes are required by law to be deducted from or in respect of any sum payable under any Counter-Guarantee by any Counter-Guarantor to the Agent, any Lender or any Participant and such Counter-Guarantor in accordance with the terms of its Counter-Guarantee pays such amounts as may be necessary so that after making all required deductions the Agent, such Lender or such Participant, as the case may be, receives an amount equal to the sum it would have received had no such deduction been made, the Borrower shall pay the amount thereof to the Agent for the account of


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

such Counter-Guarantor (together with any additional amounts such that the Counter-Guarantor receives, after deduction for all Taxes required to be withheld, the amount so paid by the Counter-Guarantor).

          (c) Other Taxes. In addition, the Obligors agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made under any Loan Document or Counter-Guarantee or from the execution, delivery or registration of, or otherwise with respect to, any Loan Document or Counter-Guarantee (collectively, "Other Taxes") to the Agent for the account of the affected party.

          (d) Tax Indemnity. The Obligors will indemnify each Lender, the Agent, each Counter-Guarantor and the Loan Administrator for the full amount of Indemnified Taxes, Counter-Guarantee Taxes or Other Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 2.11) paid by such Lender, the Loan Administrator, each Counter-Guarantor or the Agent (as the case may be) and any liability (including for penalties, interest and expenses) arising therefrom or with respect thereto, other than any liability, including for penalties, interest and expenses, arising from the gross negligence or willful misconduct of the Lender, the Loan Administrator, each Counter-Guarantor or the Agent, as the case may be. This indemnification shall be made to the Agent for account of the relevant Lender, Counter-Guarantor, the Loan Administrator or the Agent, as the case may be, within 30 days from the date such Lender, the Loan Administrator, Counter-Guarantor or the Agent (as the case may be) makes written demand therefor (with a copy to the Agent if made by a Lender, Counter-Guarantor or the Loan Administrator and accompanied by a statement setting forth the basis for such taxation and the calculation of the amount thereof in reasonable detail).

          (e) Evidence of Payment. Within 30 days after the date of any payment of Indemnified Taxes or Other Taxes, the Obligors will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof or other documentation reasonably satisfactory to the Agent.

          (f) Survival. Without prejudice to the survival of any other agreement of the Obligors hereunder, the agreements and obligations of the parties contained in this Section 2.11 shall survive the payment in full of the Obligations.

          (g) Certain Withholding Tax Matters. Each Lender, each Counter-Guarantor, each Participant, the Loan Administrator and the Agent that is a Non-U.S. Person and that is entitled at such time to an exemption from United States withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall, on or prior to the Effective Date or on or prior to the date of the Assignment and Acceptance pursuant to which it becomes a Lender or on or prior to the date such Person becomes a Counter-Guarantor, a Participant, the Loan Administrator or the Agent, as applicable, and from time to time thereafter if requested by the Agent, a Counter-Guarantor or the Obligors, provide the Agent and the Obligors, and, in the case of each Lender, each Participant and the Agent, provide each Counter-Guarantor, with two completed copies of either IRS Form W-8BEN or W-8ECI or other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Person's entitlement to such exemption from United States withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Person under the Loan Documents. In addition, each Lender, each Counter-Guarantor, each Participant, the Loan Administrator and the Agent that is a Non-U.S. Person, as the case may be, shall deliver to the Obligors and the Agent, and, in the case of each Lender, each Participant and the Agent, deliver to each Counter-Guarantor, notice of any event (other than a change in applicable law, including income tax conventions) requiring a change in the most recent form previously delivered by such Person to the Obligors and the Agent or the Counter-Guarantors, as the case may be. Each Lender, each Counter-Guarantor, each Participant, the Loan Administrator and Agent (other than an entity treated as a corporation for U.S. federal income tax purposes) that is a "United States person" within the meaning


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

of Section 7701(a)(30) of the Internal Revenue Code shall deliver two duly signed and completed copies of IRS Form W-9 to the Agent and the Obligors, at the times and in the manner described above with respect to IRS Forms W-8. Unless the Agent and the Obligors have received forms or other documents satisfactory to them indicating that payments under the Loan Documents or Counter-Guarantee to or for a Non-U.S. Person are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Agent or the Obligors shall, notwithstanding the provisions of
Section 2.11(a), (b) and (d) and without impairing any obligation of the Obligors under this Section 2.11 with respect to such tax, withhold such United States withholding taxes from such payments at the appropriate rate; provided that if such Person is a Lender, Counter-Guarantor, Participant, Agent or Loan Administrator and shall have satisfied the requirement of this Section 2.11(g) on the date it became a Lender, Counter-Guarantor, Participant, Agent or Loan Administrator, nothing in this Section 2.11(g) shall relieve the Obligors of their obligation to pay any amounts pursuant to this Section 2.11 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in governmental interpretation, administration or application thereof, such Lender, Counter-Guarantor, Participant, Agent or Loan Administrator is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing that it is not subject to withholding or is subject to withholding at a reduced rate. The obligation of the Obligors under this Section 2.11 shall survive the repayment of all other Obligations hereunder and the resignation of the Agent.

          (h) Mitigation. Any Lender claiming any additional amounts payable pursuant to this Section 2.11 shall use its reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which would be payable or may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise materially disadvantageous to such Lender.

          (i) Participants. Each Participant will be entitled to the benefits and subject to the requirements of this Section 2.11 to the same extent as if such Person were a Lender.

                                  ARTICLE III

                      CONDITIONS PRECEDENT TO EFFECTIVENESS

          This Agreement shall become effective on the date hereof (the "Effective Date") subject to the satisfaction (in the judgment of the Agent, the Board, each Counter-Guarantor and the Initial Lender (except as otherwise provided below in this Article III)) of all of the following conditions precedent:

          (a) Certain Agreements and Documents. The Agent, the Collateral Agent, the Initial Lender, each Counter-Guarantor and the Board shall have received on or prior to the Effective Date each of the following (with only the Agent receiving an original of the Notes), each dated as of the Effective Date, in form and substance satisfactory to the Agent, the Collateral Agent, the Board, the Initial Lender and each Counter-Guarantor:

          (i) this Agreement, duly executed and delivered by the parties hereto;

          (ii) the Notes, duly executed by the Borrower and conforming to the requirements set forth in Section 2.3(d);

          (iii) the Second Lien Guaranty, duly executed and delivered by the parties thereto;


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

          (iv) the Board Guaranty, duly executed and delivered by the parties thereto;

          (v) the Counter-Guarantees, duly executed and delivered by the parties thereto;

          (vi) the Warrants, duly executed and delivered by Group;

          (vii) Collateral Documents specified in clauses (i) through (vii) of the definition thereof, duly executed and delivered by the parties thereto, together with (A) financing statements in form and substance reasonably acceptable to the Board, as may be required or advisable to grant, continue and maintain an enforceable security interest in the Collateral (subject to the terms hereof and of the other Loan Documents) in accordance with the UCC as enacted in all relevant jurisdictions; (B) such Collateral Documents (together with any other necessary documents, instruments, affidavits or certificates) as may be required in order to perfect and maintain the security interest in the Collateral, perfection of a security interest in which requires a filing for recordation with the FAA, in proper form for recordation with the FAA; (C) insurance certificates and brokers' reports evidencing the insurance coverages required under the Loan Documents, including with respect to the Collateral (in accordance with the requirements of the Collateral Documents) naming the Collateral Agent as loss payee and otherwise in form and substance reasonably acceptable to the Collateral Agent; (D) a Collateral Value Certificate, together with Appraisal Reports in respect of the Appraised Collateral in form and substance reasonably acceptable to the Board; (E) any other necessary documents, certificates, forms and filing fees as may be required in order to perfect and maintain the security interest in the Collateral in the records of the appropriate Governmental Authorities' offices of the various land records offices located in Pennsylvania; (F) Control Agreements with respect to the deposit accounts and securities accounts of the Obligors (except to the extent not required pursuant to Section 5.13 hereof); and
     (G) evidence that the original stock certificates representing the Obligors' interests in each of the entities listed on Schedule 3(a)(vii) (being all entities listed on Schedule 4.1(c) whose securities are certificated), together with undated stock powers executed in blank have been delivered to the Collateral Agent under the US Airways Loan Agreement;

          (viii) the Loan Administration Agreement, duly executed and delivered by the parties thereto;

          (ix) the favorable opinions of (A) Skadden, Arps, Slate, Meagher & Flom LLP and/or its affiliates, special counsel to the Obligors, (B) Arnold & Porter LLP, special counsel to the Obligors; (C) James E. Walsh III, Senior Vice President and General Counsel of the Borrower, (D) Janet Dhillon, Vice President - Deputy General Counsel of US Airways, (E) Kozloff Stoudt, special Pennsylvania real estate counsel to the Obligors, (F) Daugherty, Fowler, Peregrin & Haught, special FAA counsel; (G) O'Melveny & Myers LLP, special counsel to the Obligors; (H) Marguerite Owen, legal counsel to the Board (which need be addressed and delivered only to the Agent and Tranche A Lenders), and (I) Curtis, Mallet-Prevost, Colt & Mosle LLP, special New York counsel to the Board (which need be addressed and delivered only to the Agent and the Tranche A Lenders);

          (x) a copy of the certificate of incorporation of each Obligor, certified as of a recent date by the Secretary of State of the state of its incorporation or organization, together with a "long-form" certificate of such official attesting to the good standing of such Person;

          (xi) a certificate of each Obligor signed on behalf of such Person by its Secretary or an Assistant Secretary certifying (A) the names and true signatures of each officer of such Person who has been authorized to execute and deliver each Loan Document required to be executed and


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

     delivered on or prior to the Effective Date by or on behalf of such Person hereunder or thereunder, (B) the by-laws of such Person as in effect on the date of such certification, (C) the resolutions of such Person's board of directors approving and authorizing the execution, delivery and performance of each Loan Document to which it is a party and (D) that there have been no changes in the certificate of incorporation of such Person from the certificate of incorporation delivered pursuant to the immediately preceding clause;

          (xii) an Officer's Certificate of the Borrower certifying (A) that all representations and warranties in Article IV hereof (other than the representation set forth in Section 4.3(b)(i) are true and correct in all material respects on and as of the Effective Date after giving effect to the Consummation of the Plan, as though made on and as of such date, (B) that no Default or Event of Default has occurred and is continuing and (C) as to the matters specified in subsection (r) of this Article III; and

          (xiii) an Officer's Certificate of the Borrower certifying that as of the Effective Date, the written information furnished to the Board by or on behalf of the Obligors for use in connection with negotiation and closing of the transaction contemplated by this Agreement is true and complete in all material respects; provided that with respect to pro forma and projected financial information and other forward-looking statements, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

          (b) Other Agreements. The Agent, the Board, the Initial Lender and each Counter-Guarantor shall have received on or before the Effective Date evidence that the Obligors have consummated the transactions contemplated by the following agreements (which agreements shall be in form and substance reasonably satisfactory to the Board, the Initial Lender, each Counter-Guarantor and the Agent): (i) the US Airways Loan Agreement and the other "Loan Documents" (under and as defined therein) which are required to be executed and delivered by the parties thereto on the effective date thereof, and (ii) the other agreements listed on Schedule 3.1(b).

          (c) Fees and Expenses Paid. The Borrower shall have paid all fees due and payable on the Effective Date (including, without limitation, the fees referenced in Section 2.7), and all expenses of the Agent and its Affiliates, the Initial Lender, the Board, each Counter-Guarantor, the Collateral Agent and the Loan Administrator due and payable on or before the Effective Date.

          (d) Consents, Etc. The Obligors shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person in form and substance reasonably satisfactory to the Board and the Initial Lender and shall have obtained all consents, waivers and authorizations of, and effected all notices to and filings with, the New York Stock Exchange, the SEC and any other Governmental Authority as may be necessary (i) in connection with the effectiveness of the Plan of Reorganization and (ii) to allow the Obligors lawfully to execute, deliver and perform, in all material respects, their obligations under the Loan Documents to which they are, or shall be, a party and each other agreement or instrument to be executed and delivered by them, pursuant thereto or in connection therewith.

          (e) No Illegality. No law or regulation shall be applicable in the judgment of the Agent or the Board that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

          (f) Representations and Warranties of the Obligors. All representations and warranties set forth in Article IV hereof shall be true and correct in all material respects on and as of the

Effective Date after giving effect to the Consummation of the Plan as though made on and as of such date (except to the extent any such representation or warranty by its terms is made as of a different specified date in which event such representation or warranty shall be true and correct in all material respects as of such specified date).

          (g) Representation and Warranties of Counter-Guarantors. All representations and warranties of each Counter-Guarantor in its Counter-Guarantee are true and correct on and as of the Effective Date.

          (h) No Event of Default. After giving effect to the Consummation of the Plan, no Default or Event of Default shall have occurred and be continuing.

          (i) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Agent, the Board, the Initial Lender and each Counter-Guarantor.

          (j) Counter-Guarantees. Each Counter-Guarantee and any and all Counter-Guarantor Letters of Credit and parent guarantees, to the extent required thereby, shall be in full force and effect and no default in the performance of any thereof shall have occurred and be continuing.

          (k) No Material Adverse Change. Since the August 9, 2005, no material adverse change shall have occurred in the financial condition, assets, liabilities, business or results of operations of the Obligors taken as a whole (excluding any such changes resulting from (i) changes or conditions generally affecting the U.S. economy or financial markets, (ii) changes or conditions generally affecting any of the segments of the airline industry in which any of the Obligors, operate to the extent such conditions or changes do not disproportionately impact the Obligors, or (iii) the announcement or consummation of the Merger) or in the Borrower's ability to repay the Loan or perform its obligations under the Loan Documents.

          (l) Plan of Reorganization. (i) The Plan of Reorganization shall be reasonably satisfactory to the Initial Lender, each Counter-Guarantor and the Board, (ii) all conditions precedent to the occurrence of the effective date of the Plan of Reorganization shall have been satisfied and the Plan of Reorganization shall have become effective, subject only to consummation of the transactions contemplated under the Loan Documents, and (iii) no Obligor shall be in default with respect to any material obligation under the Plan of Reorganization and the Consummation of the Plan shall have occurred, subject only to consummation of the transactions under the Loan Documents.

          (m) Confirmation Order. (i) The Confirmation Order shall be in form and substance reasonably satisfactory to the Initial Lender, each Counter-Guarantor and the Board and shall not have been stayed by the Bankruptcy Court (or by any court having jurisdiction to issue any such stay) or reversed, vacated, amended, supplemented or modified, (ii) the time to appeal the Confirmation Order shall have expired, (iii) no appeal or petition for review, rehearing, or certiorari with respect to the Confirmation Order shall be pending, and (iv) the Confirmation Order shall otherwise be in full force and effect.

          (n) Projections. The Initial Lender, each Counter-Guarantor and the Board shall have received satisfactory projections and pro forma financial information for Group (on a consolidated basis) for the fiscal years 2005 through and including 2008, which projections shall be certified by the Chief Executive Officer or the Chief Financial Officer of Group as being reasonable estimates as of the

Effective Date of future financial performance and based upon assumptions that are reasonable in light of conditions and facts known to Group as of the Effective Date.

          (o) Jurisdiction of Bankruptcy Court. The Initial Lender, each Counter-Guarantor and the Board shall be satisfied that the Bankruptcy Court's retention of jurisdiction under the Confirmation Order will not govern the enforcement of the Loan Documents or any rights or remedies relating thereto, except as may be otherwise consented to by them.

          (p) Certificates of Incorporation. The certificates of incorporation or other applicable governing documents of the Obligors, as provided for in the Plan or the Merger Agreement, shall be reasonably satisfactory to the Initial Lender, each Counter-Guarantor and the Board, and shall have been filed with and accepted by the Secretary of State or other appropriate Governmental Authority in the applicable jurisdictions and shall have become effective.

          (q) Merger. The Effective Time (as defined in the Merger Agreement) shall have occurred.

          (r) Unrestricted Cash and Cash Equivalents. After the Consummation of the Plan, the Obligors shall have on a pro forma basis as of the Effective Date, taking into account net cash proceeds of the Stock Offering, the Convertible Note Offering, the Juniper Financing and the Airbus Financing expected to be received within seven (7) days of the Effective Date, unrestricted cash and Cash Equivalents (as determined in accordance with GAAP) of not less than $1,250,000,000.

          (s) Equity Investment Agreements. The Obligors shall have consummated the transactions contemplated by the Equity Investment Agreements and in connection therewith shall have received Cash Proceeds of no less than $565,000,000.

          (t) Warrants. The Warrants shall have been validly issued to the Board and the Airbus Counter-Guarantor.

          (u) Other Documents and Information. The Agent, the Initial Lender, each Counter-Guarantor and the Board shall have received such other certificates, documents, agreements and information respecting the Obligors as each of them may have reasonably requested.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          To induce the other parties (excluding any other Obligors) to enter into this Agreement and to induce the Counter-Guarantors to amend and restate their respective Counter-Guarantees, each of the Obligors represents and warrants to each other party hereto (excluding any other Obligors) and to each Counter-Guarantor that, on and as of the Effective Date, after giving effect to the Consummation of the Plan (references to "Obligors" contained in this Article IV shall be limited to Obligors as of the Effective Date):

          SECTION 4.1. ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS, SUBSIDIARIES, THE ACT AND THE REGULATIONS.

          (a) Organization, Power and Authority. Each Obligor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Obligor has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

          (b) Foreign Qualification; "Air Carrier Status". Each Obligor is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. The Borrower is an "air carrier" within the meaning of the Act and holds a certificate under Section 41102 of Title 49. Each of the Borrower and any other Obligor engaged in operations as an "air carrier" is a "citizen of the United States" within the meaning of Section 40102(a)(15) of Title 49, as interpreted by the United States Department of Transportation (a "United States Citizen") and holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo. Each Obligor possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents which are material to the conduct of its business and operations as currently conducted (including in the case of each Obligor engaged in operations as an "air carrier", the operation of the routes flown by it), a true and complete list of which are set forth on Schedule 4.1(b).

          (c) Subsidiaries. All of the Subsidiaries of each Obligor and all other Persons in which any Obligor owns any Capital Stock, in each case, as of the Effective Date, are identified in Schedule 4.1(c). Schedule 4.1(c) correctly sets forth as of the Effective Date the equity and voting interest of Group in each of the Subsidiaries identified therein. There are no limitations on the rights of Group to vote the Capital Stock it owns of any Person listed on
Schedule 4.1(c). Airways Assurance Limited, a Bermuda corporation, is a wholly-owned Subsidiary of Group whose business is limited to securing insurance for the Obligors. AWHQ LLC, an Arizona limited liability company, is a wholly-owned Subsidiary of the Obligors, owned 99% by Holdings and 1% by the Borrower, whose business is limited to acting as a real estate holding company. America West Company Store LLC, an Arizona limited liability company, is a wholly-owned Subsidiary of the Borrower whose business is limited to operation of the America West company store.

          SECTION 4.2. AUTHORIZATION OF LOAN DOCUMENTS, ETC.

          (a) Authorization. Each Obligor has duly authorized by all necessary corporate action the execution, delivery and performance of the Loan Documents to which it is a party.

          (b) No Conflicts. After giving effect to the Consummation of the Plan, the execution, delivery and performance by each Obligor of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Obligor, the certificate or articles of incorporation or bylaws of any Obligor or any order, judgment or decree of any court or other agency of government binding on any Obligor, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default or require any payment under (A) any Loan Document or
(B) any other Contractual Obligation of any Obligor, except that with respect to clause (B), for any such conflict, breach, default or requirement of payment which could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Obligor (other than the Liens created under the Collateral Documents) or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Obligor, except for such approvals or consents (A) which will have been obtained on or before the Effective Date and have been disclosed in writing to the Agent, the Initial Lender, each Counter-Guarantor and the Board or (B) with respect to any Contractual Obligation, which if not obtained, could not reasonably be expected to have a Material Adverse Effect.

          (c) No Consents, Approvals, etc. The execution, delivery and performance by each Obligor of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents to which such Obligor is a party do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority or regulatory body or any other Person which is required to be obtained or made on or prior to the Effective Date and which has not been obtained or made, except as is disclosed on Schedule 4.2(c).

          (d) Execution, Delivery, Enforceability. Each Obligor has duly executed and delivered each of the Loan Documents to which it is party and after giving effect to the Consummation of the Plan, each such Loan Document is the valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, including materiality, reasonableness, good faith and fair dealing, and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          SECTION 4.3. FINANCIAL CONDITION.

          (a) The Borrower has heretofore delivered to the Agent, the Board, each Counter-Guarantor and the Loan Administrator (i) the audited consolidated balance sheets of US Airways and Group as at December 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows of US Airways and Group for the Fiscal Year then ended, (ii) the unaudited consolidated balance sheets of US Airways and Group as at June 30, 2005 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of US Airways and Group for the six months then ended, and (iii) audited consolidated balance sheets of AWA Holdings and the Borrower as at December 31, 2004, and the related consolidated statements of income, stockholders' equity and cash flows of AWA Holdings and the Borrower for the Fiscal Year then ended, and (iv) the unaudited consolidated balance sheets of AWA Holdings and the Borrower as at June 30, 2005 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of AWA Holdings and the Borrower for the six months then ended. All such financial statements were prepared in accordance with GAAP (except that any unaudited financial statements are subject to normal year-end adjustments and may not be accompanied by footnotes) and fairly present, in all material respects, the consolidated financial position of such Persons as at the date thereof and the consolidated results of operations and cash flows of such Person for the period then ended.

          (b) After giving effect to the Consummation of the Plan, (i) the Obligors taken as a whole are Solvent and (ii) no Obligor has any material liability, including reasonably likely contingent liability or liability for taxes, long-term lease or any unusual forward or long-term commitment of a type required to be reflected in financial statements prepared in conformity with GAAP, that is not reflected in the projections and pro forma financial information delivered pursuant to clause (n) of Article III or, in the case of a Reporting Obligor, taken into account in the preparation of the annual report on Form 10-K for the fiscal year ended December 31, 2004 of such Reporting Obligor.

          (c) Each Reporting Obligor maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Obligors and has (i) caused such disclosure controls and procedures to be designed to ensure that material information relating to the Obligors is reported internally, (ii) caused such internal controls over financial reporting to be designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (iii) evaluated the effectiveness of such


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

disclosure controls and procedures and presented as required in the Reporting Obligors' Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004, conclusions about the effectiveness of the disclosure controls and procedures, and (iv) disclosed as required in such Annual Report any change in such internal control over financial reporting that occurred during the relevant reporting period that has materially affected, or is reasonably likely to materially affect, their internal control over financial reporting.

          (d) Other than as disclosed on Schedule 4.3(d) or as disclosed in the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2004 of any Obligor, no Obligor is a party to any "off-balance sheet arrangement" (within the meaning of Item 303(a)(4) of Regulation S-K under the Securities Act and the Exchange Act, as amended by SEC Release No. 33-8182 (January 28, 2003)).

          SECTION 4.4. NO MATERIAL ADVERSE CHANGE; NO RESTRICTED PAYMENTS. Since August 9, 2005, no material adverse change has occurred in the financial condition, assets, liabilities, business or results of operations of the Obligors, taken as a whole (excluding any such changes resulting from (i) changes or conditions generally affecting the U.S. economy or financial markets,
(ii) changes or conditions generally affecting any of the segments of the airline industry in which any of the Obligors operate, to the extent such conditions or changes do not disproportionately impact the Obligors, or (iii) the announcement or consummation of the Merger), or in the Borrower's ability to repay the Loan or perform its obligations under the Loan Documents or with respect to the matters included in the financial projections delivered to the Board and the Agent on July 28, 2005. Since August 9, 2005, no Obligor has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Payment or agreed to do so except as would have been permitted by Section 6.3, as if such section were in effect at all times after such date. After giving effect to the Consummation of the Plan, no event or occurrence which would constitute a Default or Event of Default has occurred and is continuing.

          SECTION 4.5. TITLE TO PROPERTIES; LIENS. Each Obligor has (i) good and insurable fee title to (in the case of fee interests in real property), (ii) valid, and in the case of leasehold interests in real property, insurable, leasehold interests in (in the case of leasehold interests in real or personal property) or (iii) good title to (in the case of all other personal property) all of the properties and assets necessary to the conduct of its business including property and assets reflected in the financial statements referred to in Section 4.3, except for assets disposed of since the date of such financial statements in the ordinary course of business or pursuant to the restructuring contemplated by the Plan of Reorganization. Except as otherwise permitted by this Agreement and the Collateral Documents, all such properties and assets are free and clear of Liens.

          SECTION 4.6. LITIGATION; ADVERSE FACTS. There are no actions, suits, proceedings, arbitrations or investigations (whether or not purportedly on behalf of Group, the Borrower or any other Obligor) at law or in equity or before or by any Governmental Authority pending or, to the knowledge of any Responsible Officer of any Principal Obligor, threatened against or affecting (in either case, whether asserted or unasserted) any of the Obligors or any property of the Obligors that, individually or in the aggregate, (a) except for matters disclosed on Schedule 4.6, in the reasonable judgment of the Obligors could be expected to have a Material Adverse Effect, or (ii) challenge the legality, validity or binding effect of, or seeks to restrain or enjoin any Obligor from entering into or performing under, any Loan Document including, without limitation, this Agreement or any Collateral Document. No Obligor is subject to any final judgments, writs, injunctions or decrees of any court or any Governmental Authority, compliance with which could reasonably be expected to have a Material Adverse Effect, or is in default with respect to any such judgments, writs, injunctions or decrees, which default could reasonably be expected to have a Material Adverse Effect.


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

          SECTION 4.7. PAYMENT OF TAXES.

          (a) Except as otherwise set forth on Schedule 4.7(a): (i) the Obligors have timely filed all material Tax returns and reports required to have been filed, and have paid or made adequate provision for payment of all material Taxes levied or imposed upon them or their properties (including the Collateral), income or assets that have become due and payable, except (A) in those instances in which such Taxes are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been made in accordance with GAAP and (B) that the Debtors' obligations to pay Taxes that relate to a Tax period (or portion thereof) ending on or before the commencement of the Bankruptcy Cases and which first became due and payable after the time of the commencement of the Bankruptcy Cases, have been stayed or enjoined pursuant to the Plan of Reorganization, the Confirmation Order or the Bankruptcy Code, it being understood that the exception in this clause (B) does not affect the Obligors' representation that they have made adequate provision for such Taxes; (ii) there is no proposed Tax assessment against any Obligor that relates to a material amount of Taxes, and neither Group nor the Borrower knows of any basis for any such assessment; and (iii) no Obligor is party to any Tax sharing agreement with any Person other than another Obligor, other than tax indemnity agreements in leasing transactions entered into in the ordinary course of business.

          (b) Schedule 4.7(b) is a true and complete list of each claim of a governmental unit of the kind entitled to priority in payment, as specified in section 502(i) and 507(a)(8) of the Bankruptcy Code, that the Debtors will or expect to pay or to be required to pay during the six (6) years immediately following the Effective Date.

          SECTION 4.8. PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS.

          (a) No Default. After giving effect to the Consummation of the Plan, no Obligor is in default in the performance, observance or fulfillment of any Contractual Obligations other than defaults which are not reasonably expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default; it being understood that the existence on the Effective Date of any default under (i) certain executory contracts and unexpired leases that the Obligors are entitled to reject in accordance with the Plan of Reorganization or prior order of the Bankruptcy Court and (ii) certain other contracts relating to property that any Obligor has abandoned pursuant to an order of the Bankruptcy Court shall be deemed not to be a breach of this Section 4.8(a).

          (b) No Adverse Agreements. No Obligor is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to impair the ability of the Obligors, taken as a whole, to perform their payment or other material obligations under the Loan Documents.

          (c) Other Agreements. Except as disclosed on Schedule 4.8(c), no Obligor is a party to or is otherwise subject to any agreement or arrangement, including, but not limited to, agreements relating to Indebtedness, lease agreements or Guarantees, that provide for early payment, additional collateral support, changes in terms or acceleration of maturity, or the creation of an additional financial obligation, as a result of any of (i) an adverse change in the credit rating of an Obligor, (ii) an adverse change in the financial ratios, earnings, cash flow or stock price of an Obligor or (iii) changes in the value of underlying, linked or indexed assets, except to the extent that such agreements or arrangements could not reasonably be expected to have a Material Adverse Effect.

          SECTION 4.9. GOVERNMENTAL REGULATION. No Obligor is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act


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of 1940 or under any other federal or state statute or regulation (other than the Bankruptcy Code) which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of its Obligations unenforceable.

          SECTION 4.10. SECURITIES ACTIVITIES. No Obligor owns or is engaged principally in the business of extending credit for the purpose of purchasing or carrying any Margin Stock (as defined below), and no proceeds of the Loan were used to purchase or carry Margin Stock or to extend credit to any Person for the purpose of purchasing or carrying any Margin Stock in a manner that violated or caused a violation of Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. For purposes of this Section 4.10, the term "Margin Stock" has the meaning assigned to that term in Regulation T, U or X of the Board of Governors of the Federal Reserve System as in effect from time to time.

          SECTION 4.11. EMPLOYEE BENEFIT PLANS.

          (a) Schedule 4.11(a) lists each Plan and each Multiemployer Plan maintained or contributed to, or required to be contributed to, by Group or any of its ERISA Affiliates as of the Effective Date. Each Plan has been operated and administered in compliance with all applicable requirements of ERISA, and, if intended to qualify under Section 401(a) or 403(a) of the Internal Revenue Code, in compliance with all applicable requirements of such provisions except where the failure to do so could not reasonably be expected to have, taking all instances in the aggregate, a Material Adverse Effect.;

          (b) Full payment has been made by Group or any of its ERISA Affiliates of all minimum amounts which such entities are required to pay under the terms of each Plan and Multiemployer Plan except where the failure to so comply, taking all instances in the aggregate, could not reasonably be expected to have a Material Adverse Effect.;

          (c) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to have a Material Adverse Effect.;

          (d) Neither Group nor any of its ERISA Affiliates maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA), other than a Plan the obligations with respect to which, when taken together with the projected contributions thereto reflected in the projections and pro forma financial information delivered pursuant to clause (n) of Article III, could not reasonably be expected to have a Material Adverse Effect.;

          (e) After giving effect to the Consummation of the Plan, no Plan maintained by Group or any ERISA Affiliate is underfunded (based on the present value of all accumulated benefit obligations thereunder) except to the extent that the aggregate amount of underfunding with respect to all such plans, when taken together with the projected contributions thereto reflected in the projections and pro forma financial information delivered pursuant to clause (n) of Article III, could not reasonably be expected to have a Material Adverse Effect during the scheduled term of the Loan.

          SECTION 4.12. ENVIRONMENTAL PROTECTION.

          (a) Compliance with Environmental Laws. All Facilities and operations of each Obligor are, and have been to the knowledge of each Principal Obligor, in compliance with all


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

Environmental Laws except for any noncompliance which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (b) Hazardous Materials Activity. Except as disclosed on Schedule 4.12(b), there are no, and have been no, conditions, occurrences, or Hazardous Materials Activity (i) arising at any Facilities or (ii) arising in connection with the operations of the Obligors or of past or current Affiliates of any Obligor (while under the control of a Principal Obligor or otherwise to the knowledge of a Principal Obligor) (including the transportation of Hazardous Materials in accordance with applicable regulations), which conditions, occurrences or Hazardous Materials Activity could reasonably be expected to form the basis of an Environmental Claim against any Obligor and which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (c) Environmental Claims. Except as disclosed on Schedule 4.12(c), there are no pending or, to the knowledge of any Principal Obligor, threatened Environmental Claims against any Obligor, and no Principal Obligor has received any notices, inquiries, or requests for information with respect to any Environmental Claims which could reasonably be expected to have a Material Adverse Effect.

          (d) Orders, Decrees, etc. No Obligor is currently operating or required to be operating under any compliance order, schedule, decree or agreement, any consent decree, order or agreement, and/or any corrective action decree, order or agreement issued or entered into under any Environmental Law the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

          SECTION 4.13. DISCLOSURE.

          (a) No representation or warranty or certification of any Obligor or of any Responsible Officer of the Borrower or Group or any other Officer of any Obligor contained in this Agreement, any other Loan Document or in any other document, certificate or written statement furnished to the Board, the Agent, any Counter-Guarantor or the Lenders by or on behalf of any Obligor (as modified or supplemented by other written information so furnished) for use in connection with the negotiation and closing of the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein at the time, and in light of the circumstances under which they were made, not misleading; provided that with respect to projected financial information contained in any such document or furnished to any party hereto by or on behalf of the Obligors, the Obligors represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being recognized that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered thereby may differ from the projected results.

          (b) None of the Reporting Obligors' filings under the Exchange Act (as amended or supplemented through the date hereof) nor the Disclosure Statement (as amended or supplemented through the date hereof) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          SECTION 4.14. COMPLIANCE WITH LAWS. Each Obligor is in compliance with all laws, statutes, rules, regulations and orders binding on or applicable to such Obligor, and all of its properties,


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

except to the extent failure to so comply (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

          SECTION 4.15. INDEBTEDNESS. Schedule 4.15 correctly sets forth the consolidated Indebtedness of Group and its Subsidiaries as of the Effective Date and identifies each primary obligor and each guarantor or other secondary obligor thereof, if any.

          SECTION 4.16. INSURANCE. The properties, business and operations of the Obligors are insured or reinsured with financially sound and reputable insurance companies or by the United States of America, in such amounts, with such deductibles and covering such risks as are insured against (including, but not limited to, war risk and third party liability) and carried in accordance with applicable law and prudent industry practice by major U.S. commercial air carriers similarly situated with the Obligors and owning or operating similar properties, aircraft and engines.

          SECTION 4.17. PERFECTED SECURITY INTERESTS. The Collateral Agent, on behalf of the Lenders, the Counter-Guarantors and the Board, has valid security interests in the Collateral, with such priority and perfected to such extent as is provided in the Collateral Documents.

          SECTION 4.18. COMPLIANCE WITH THE PLAN OF REORGANIZATION. No Obligor is in default with respect to any material obligation under the Plan of the Reorganization.

          SECTION 4.19. ABSENCE OF LABOR DISPUTES. No strikes, boycotts, work stoppages or lockouts with respect to any of the Obligors exist, and no Obligor has received written notice, sanctioned by any collective bargaining unit representing employees of such Obligor, threatening a strike, boycott or work stoppage.

          SECTION 4.20. COMPLIANCE WITH CERTAIN GATE LEASES. After giving effect to the Consummation of the Plan, each Obligor is in compliance in all material respects with all Gate Leases with respect to the airports listed on Schedule 4.20.

          SECTION 4.21. SLOT UTILIZATION. Each Obligor which holds or operates Slots is utilizing its Slots in a manner consistent with the Slot Regulations in order to avoid the withdrawal of any Slot (other than Slots of the type referenced in clauses (f) through (i) of the definition of "Secondary Slots") by the FAA, taking into account any waivers or other relief granted by the FAA in connection with the failure to utilize Slots. None of the Obligors has received any notice of withdrawal from the FAA, nor (other than with respect to Slots of the type referenced in clauses (d) and (f) through (i) of the definition of "Secondary Slots") is any Obligor aware of any other event or circumstance (other than any proposed change of law, regulation or rule, including the scheduled removal of slot restrictions at John F. Kennedy International Airport and LGA on January 1, 2007), that could reasonably be expected to result in the withdrawal of any Slot or otherwise impair any of the Slots or the value thereof (it being understood, however, that the Slot Regulations provide for withdrawal in certain circumstances other than for failure to utilize Slots, and the FAA has asserted the right to withdraw and reallocate "pool" Slots (within the meaning of 14 C.F.R. Section 93.226(e)), including those identified on Schedule 1.1(a) hereto, at its discretion). The Obligors maintain personnel, policies, procedures and a computer database for the monitoring, utilization and management of the Slots in compliance with the Slot Regulations so as to ensure, to the greatest extent operationally feasible, that the Slot Regulations are complied with and no Slot becomes subject to withdrawal by the FAA.

          SECTION 4.22. DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Schedule 4.22 contains a true, complete and correct list of all deposits accounts and securities accounts of the Obligors, including, with respect to each account, the name of such account, the account number, the bank or financial


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

institution with which such account is maintained, and the balance therein as of a specified date (which shall be no earlier than August 31, 2005), indicating thereon whether each such account is subject to a Control Agreement in favor of the Collateral Agent.

          SECTION 4.23. UNRESTRICTED CASH AND CASH EQUIVALENTS. After the Consummation of the Plan, the Obligors have on a pro forma basis as of the Effective Date, taking into account net cash proceeds of the Stock Offering, the Convertible Note Offering, the Juniper Financing and the Airbus Financing expected to be received within seven (7) days of the Effective Date, unrestricted cash and Cash Equivalents (as determined in accordance with GAAP) of not less than $1,250,000,000.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

          To induce the other parties to enter into this Agreement (excluding any other Obligor) and to induce the Counter-Guarantors to amend and restate their respective Counter-Guarantees, the Obligors agree with each other party hereto (excluding any other Obligor) and the Counter-Guarantors that, so long as any of the Obligations (other than contingent indemnification obligations) remain outstanding:

          SECTION 5.1. ACCOUNTING CONTROLS; FINANCIAL STATEMENTS AND OTHER REPORTS.

          (a) Accounting Controls. Each Obligor will maintain a system of accounting established and administered in accordance with sound business practices and applicable law, rules and regulations issued by any Governmental Authority to permit preparation of financial statements in conformity with GAAP , including, without limitation, as set forth in Section 4.3(c).

          (b) Financial Certificates; Information. Group will deliver to the Agent, the Loan Administrator and the Board:

          (i) Quarterly Financials: within two (2) Business Days after the date on which a Reporting Obligor files or is required to file its Form 10-Q under the Exchange Act (after giving effect to any extension pursuant to Rule 12b-25 under the Exchange Act (or any successor rule)), (A) the consolidated balance sheets of such Person as at the end of such fiscal quarter and the related consolidated statements of income of such Person for such fiscal quarter for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter and cash flows of such Person for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures from the corresponding dates and periods of the previous Fiscal Year, all prepared in accordance with GAAP (except that any unaudited financial statements are subject to normal year-end adjustments and may not be accompanied by footnotes) and in reasonable detail and certified by the Chief Financial Officer, Controller, Chief Executive Officer or Treasurer of such Person that they fairly present in all material respects the consolidated financial condition of such Person as at the dates indicated and the results of its operations and its cash flows for the periods indicated, and (B) a narrative report describing the operations of such Person in the form prepared for presentation to senior management for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter; provided that delivery of such Person's Form 10-Q for such fiscal quarter shall be deemed to satisfy all of the requirements of this clause (i); provided, further, that in lieu of delivering a hard copy of Form 10-Q hereunder, Group may transmit by e-mail an electronic copy of such document or a link to an electronic copy of such document on the EDGAR database (or a comparable service) or an Obligor's website;


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          (ii) Monthly Reporting: within 45 days after the end of each of the first twenty-four (24) calendar months following the Effective Date, the consolidated balance sheets of each Reporting Obligor as at the end of such month and the related consolidated statements of income of such Person for such calendar month and for the period from the beginning of the then current Fiscal Year to the end of such month and cash flows of each such Person for the period from the beginning of the then current Fiscal Year to the end of such calendar month, and together therewith, a statement of the Adjusted Cash Amount as of the last Business Day of such calendar month, all prepared in accordance with GAAP (except that any unaudited financial statements are subject to normal year-end adjustments and may not be accompanied by footnotes) and in reasonable detail and certified by the Chief Financial Officer, Chief Executive Officer, Controller or Treasurer of such Person that they fairly present in all material respects the consolidated financial condition of such Person as at the dates indicated and the results of its operations and its cash flows for the periods indicated;

          (iii) Year-End Financials: within two (2) Business Days after the date on which a Reporting Obligor files or is required to file its Form 10-K under the Exchange Act (after giving effect to any extension pursuant to Rule 12b-25 under the Exchange Act (or any successor rule)), (A) the consolidated balance sheets of such Person at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of such Person for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the annual financial plan delivered pursuant to clause (ix) of this Section 5.1(b) for the Fiscal Year covered by such financial statements of such Person, all in reasonable detail, and certified by the Chief Financial Officer or the Chief Executive Officer of such Person that they fairly present in all material respects the consolidated financial condition of such Person as at the date indicated and the results of its operations and its cash flows for the periods indicated, (B) a narrative report describing the operations of such Person in the form prepared for presentation to senior management for such Fiscal Year, and (C) an accountant's report thereon of KPMG LLP or other independent certified public accountants of recognized national standing selected by the Borrower or Group, as the case may be, which report (1) shall be unqualified as to scope, (2) shall not, for each Fiscal Year commencing with the Fiscal Year ending December 31, 2006, contain a going concern qualification, and (3) shall state that such consolidated financial statements fairly present the consolidated financial position of such Person as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years, and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; provided that (x) references in such report to changes in GAAP, changes in accounting standards, highlighting contents of footnotes, limitations in the scope of the audit or exclusions from the audit information not required by GAAP that are, in each case, customary in industry practice and not prejudicial to the opinion stated therein shall not be deemed to be "qualifications" for the purpose of clause (C) of this Section 5.1(b)(iii) and (y) delivery of such Person's Form 10-K for such Fiscal Year, and which satisfy the requirements of clause (C) above, shall be deemed to satisfy the requirements of this Section 5.1(b)(iii); provided, further, that in lieu of delivering a hard copy of Form 10-K hereunder, Group may transmit by e-mail an electronic copy of such document or a link to an electronic copy of such document on the EDGAR database (or a comparable service) or an Obligor's website;

          (iv) Officers' Certificates: together with each delivery of financial statements pursuant to clauses (i) and (iii) above, an Officer's Certificate of the Borrower (which certificate may incorporate the Collateral Value Certificate and schedule of deposit accounts and securities accounts of the Obligors deliverable on such date pursuant to clauses (xix) and (xxii) of this


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     Section 5.1(b), respectively) (I) stating that the signer has made, or caused to be made under his or her supervision, a review of the terms of this Agreement and of the transactions and condition of the Obligors during the accounting period covered by such financial statements and that such review has not disclosed the existence, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes a Default or an Event of Default, or, if any such condition or event existed at the date of the certificate, specifying the nature and period of existence thereof and what action the Obligors have taken, are taking and propose to take with respect thereto,
     (II) demonstrating in reasonable detail compliance (or noncompliance) during and at the end of the applicable accounting periods with the restrictions contained in Section 6.3 and Section 6.4, and (III) with respect to the delivery of financial statements pursuant to clause (iii) above, stating whether any change in GAAP or in the application thereof has occurred since the date of delivery of the preceding year-end financial statements, and if any such change has occurred, describing the effect of such change on the financial statements of Group and the Borrower;

          (v) SEC Filings and Press Releases: promptly upon their filing, copies of (A) all financial statements, reports, notices and proxy statements sent or made available generally by a Reporting Obligor to its security holders and (B) all regular, periodic and current reports (including all Form 8-K reports) and all registration statements and prospectuses, if any, filed by any Reporting Obligor with any securities exchange or with the SEC or any Governmental Authority or private regulatory authority; provided that in lieu of delivering a hard copy of any such document, Group may transmit by e-mail an electronic copy of such document or a link to an electronic copy of such document on the EDGAR database (or a comparable service) or an Obligor's website;

          (vi) Notice of Events of Default, etc.: promptly upon any Responsible Officer of a Principal Obligor obtaining knowledge of (A) any condition or event that constitutes a Default or an Event of Default or (B) the occurrence of any event or change that has had, or is reasonably expected to have, a Material Adverse Effect (disregarding for purposes of this clause (vi) publicly known facts, circumstances, events or conditions applicable to the airline and travel industries generally), an Officer's Certificate of Group specifying the nature and period of existence of such Default or Event of Default or condition, event or change and what action the Obligors have taken, are taking and propose to take with respect thereto;

          (vii) Litigation or Other Proceedings: to the extent not otherwise disclosed pursuant to this Section 5.1, promptly upon any Responsible Officer of a Principal Obligor obtaining knowledge of (A) the institution of, or threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting any Obligor or any property of any Obligor, unless Group's general counsel or outside legal counsel has determined that a favorable outcome to such Obligor is reasonably likely (collectively, "Proceedings") or (B) any material development in any Proceeding that, in either case:

               (1) if adversely determined, would be reasonably likely to have a Material Adverse Effect;

               (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby; or

               (3) challenges or calls into question in any material respect the reliability or accuracy of a Reporting Obligor's SEC filings;


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     written notice thereof together with such other information as may be reasonably available to the Obligors to enable the Agent, the Lenders, the Counter-Guarantors and the Board, and their respective counsel to evaluate such matters;

          (viii) ERISA Reports: promptly after the receipt by the Borrower of a request therefor by the Agent, the Loan Administrator, any Lender, any Counter-Guarantor or the Board, copies of any annual and other reports (including Schedule B thereto) with respect to a Plan filed by an Obligor or any ERISA Affiliate with the United States Department of Labor, the IRS or the PBGC;

          (ix) Financial Plan and Projections: annually, as soon as practicable after preparation thereof in the ordinary course of business but in no event later than February 28 of each year, copies of the Principal Obligors' annual financial plans and projections, together with a reconciliation of actual results to projected results for such periods;

          (x) Environmental Audits and Assessments: as soon as practicable following receipt thereof by a Principal Obligor, copies of all environmental audits and assessments, whether prepared by personnel of an Obligor or by independent consultants (except to the extent protected by the "attorney work product" privilege or similar privilege expressly granted by statute with respect to the work product of environmental consultants), with respect to material environmental matters at any Facility or which relate to an Environmental Claim which could reasonably be expected to have a Material Adverse Effect;

          (xi) Ratings Change: promptly after any public release by S&P or Moody's raising or lowering (i) an Obligor's general unsecured credit rating or (ii) a credit rating on the Loan obtained pursuant to Section
     5.19 hereof, notice (which may be sent by e-mail) of such change;

          (xii) Insurance Reports: No later than January 30 of each year, insurance brokers reports with respect to all insurance maintained by the Obligors, together with schedules detailing the type and amount of coverage provided and the insurance carrier;

          (xiii) Insurance/Condemnation Proceeds: in addition to any similar reporting obligations under the Collateral Documents but without the duplication of any such obligation, upon (A) a Responsible Officer of a Principal Obligor obtaining knowledge of the occurrence of an event of loss or damage to, or any taking, condemnation or requisition by any Governmental Authority of, any property of any Obligor having fair market value in excess of $5,000,000 whether or not such loss or damage is expected to result in receipt of insurance or condemnation proceeds or of any other event of loss or damage that the Obligors reasonably expect to result in proceeds reasonably estimated by them to exceed $5,000,000 and
     (B) the receipt of insurance proceeds or condemnation proceeds from an event of loss or material damage to, or any taking, condemnation or requisition by any Governmental Authority of, any property of any Obligor giving rise to a mandatory prepayment obligation under Section 2.5, notice of such occurrence;

          (xiv) Future Issuance and Asset Sales: without prejudice to the Obligors' notice obligations under Section 2.5(i), prior to an Obligor consummating any Future Issuance or Asset Sale greater than $1,000,000 in an individual transaction or series of related transactions giving rise to a mandatory prepayment obligation under Section 2.5, notice of such event; provided that in the case of a Replacement Secured Financing, the applicable Obligor shall give no less than fifteen (15) Business Days' prior notice of such event and include therein (A) a specific identification of the Collateral proposed to be pledged, (B) the Collateral Release values therefor together with copies of the Appraisal Reports upon which such Collateral Release Values are


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     based, if applicable, and (C) a detailed summary of the terms and conditions of such Replacement Secured Financing;

          (xv) Plan Audits and Liabilities: promptly after (A) an Obligor or any ERISA Affiliate contacts the IRS or the PBGC for the purpose of participating in a closing agreement or any voluntary resolution program with respect to a Plan or Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect, or (B) a Responsible Officer of a Principal Obligor knows or has reason to know that any event with respect to any Plan or Multiemployer Plan occurred that could reasonably be expected to have a Material Adverse Effect, notice of such contact or the occurrence of such event;

          (xvi) Funding Changes and New Plan Benefits: promptly after the change, a notification of any material increases in the benefits, or material change in funding method, with respect to which an Obligor may have any liability, under any Plan or Multiemployer Plan or the establishment of any material new Plan or Multiemployer Plan with respect to which an Obligor may have any liability or the commencement of contributions to any Plan or Multiemployer Plan to which an Obligor or any ERISA Affiliate was not previously contributing, except to the extent that such an event could not reasonably be expected to have a Material Adverse Effect;

          (xvii) Claims and Proceedings: promptly after receipt of written notice of commencement thereof, notification of all (A) claims made by participants or beneficiaries with respect to any Plan and (B) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting an Obligor or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined, could not reasonably be expected to have a Material Adverse Effect;

          (xviii) ERISA Event: promptly after the occurrence of any ERISA Event
     (A) that could reasonably be expected to have a Material Adverse Effect or
     (B) that relates to the occurrence or existence of an event or condition that could reasonably be expected to have a Material Adverse Effect, notice of such ERISA Event;

          (xix) Collateral Value Certificates: no later than the date upon which an Officer's Certificate is required to be delivered under clause (iv) of this Section 5.1(b) with respect to each of the four fiscal quarters of each Fiscal Year (and, in the case of the last fiscal quarter of each Fiscal Year, no later than the first Interest Payment Date occurring after the end of such Fiscal Year), a Collateral Value Certificate certifying the Collateral Value (based on the most recently completed Appraisal Report), in each case as of a date no earlier than the end of the fiscal quarter or the Fiscal Year to which such Officer's Certificate relates, together with the Appraisal Report upon which such Collateral Value Certificate is based;

          (xx) Slot Utilization Reports: as soon as available, but in any event no later than the date on which each report referred to in clause (A) below is submitted to the FAA, each of the following: (A) a true and complete copy of each Slot utilization report required to be delivered to the FAA under the Slot Regulations, (B) any related requests for waivers or other documentation provided to the FAA in connection therewith, and (C) a summary report, in the form of Exhibit L, of Slot utilization during the period covered by the report to the FAA referred to in (A) above;

          (xxi) Adjusted Cash Amount: within one Business Day following the end of each calendar week, by e-mail, the Adjusted Cash Amount as of the last Business Day of the prior calendar week and for each Business Day in such prior calendar week; provided that if the Obligors do not have current information regarding the Obligors' aggregate outstanding air traffic


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     liability for purposes of calculating the Adjusted Cash Amount, such weekly reports may be based on a good-faith estimate of the Obligors' aggregate then outstanding air traffic liability based on all available data;

          (xxii) Deposit Accounts and Securities Accounts: no later than the date upon which an Officer's Certificate is required to be delivered under clause (iv) of this Section 5.1(b) with respect to each Fiscal Year and each fiscal quarter of each Fiscal Year, a schedule of all deposits accounts and securities accounts of the Obligors, including, with respect to each account, the name of such account, the account number, the bank or financial institution with which such account is maintained and the balance therein as of the end of the accounting period covered by the financial statements deliverable with such Officer's Certificate, indicating thereon whether each such account is subject to a Control Agreement in favor of the Collateral Agent;

          (xxiii) Cash Forecast: if for a period of five (5) consecutive Business Days the Adjusted Cash Amount is less than 125% of the Minimum Adjusted Cash Amount required to be maintained at such time pursuant to
     Section 6.4(a), no later than Wednesday of each week thereafter, a rolling 13-week cash forecast including reports, in form, detail and substance reasonably satisfactory to the Board (so long as the Board is either a guarantor of Tranche A or a Lender hereunder), or thereafter, the Agent, which show the Obligors' sources and uses of cash from the prior week, and material variances associated therewith; and

          (xxiv) Other Information: with reasonable promptness, such other information and data with respect to an Obligor as from time to time may be reasonably requested by the Agent, the Loan Administrator, any Lender, any Counter-Guarantor or the Board.

Promptly upon its receipt of any such notice, report, certificate or other information from Group or any Obligor pursuant to this Section 5.1(b), the Agent shall provide a copy of such notice, report, certificate or other information to each Lender and Counter-Guarantor (which may be sent by e-mail), other than a Lender or Counter-Guarantor who has notified the Agent that it does not wish to receive any such notice, report, certificate or other information.

          SECTION 5.2. CORPORATE EXISTENCE. Except as permitted by Section 6.9, each Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Obligor and the material rights, permits, licenses (charter and statutory) and franchises of each Obligor; provided that subject to Section 5.10, no Obligor shall be required to preserve any such right, permit, license or franchise, and, subject to compliance with Section 6.9, as applicable, no Obligor shall be required to preserve any such corporate, partnership or other existence, if in each case, the Chief Executive Officer of Group or the Borrower shall determine in the exercise of his or her business judgment that the preservation thereof is no longer desirable in the conduct of the business of the Obligors taken as a whole and that abandonment of any such right, permit, license or franchise or failure to preserve such existence could not reasonably be expected to have a Material Adverse Effect.

          SECTION 5.3. PAYMENT OF TAXES AND CLAIMS. Each Obligor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material Taxes levied or imposed upon an Obligor or upon the income, profits or property of an Obligor except (a) that this Section 5.3 shall not require the Obligors who were debtors in the Bankruptcy Cases to pay Taxes that relate to a Tax period (or portion thereof) ending on or before the commencement of the Bankruptcy Cases and which first became due and payable after the time of the commencement of the Bankruptcy Cases, to the extent that, and for so long as, such Taxes are stayed or enjoined pursuant to the Plan of Reorganization, the Confirmation Order or the Bankruptcy Code, it being understood that


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notwithstanding the exception in this clause (a), such Obligors shall make adequate reserves in accordance with GAAP for Taxes stayed or enjoined pursuant to the Plan of Reorganization, the Confirmation Order or the Bankruptcy Code, or
(b) where the amount, applicability or validity of such Taxes are being contested in good faith by appropriate proceedings and for which adequate reserves have been made in accordance with GAAP and (ii) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien on the property of an Obligor. No Obligor will file or consent to the filing of, any consolidated income tax return with any Person (other than any other Obligor or any Subsidiary of any Obligor).

          SECTION 5.4. MAINTENANCE OF PROPERTIES; INSURANCE.

          (a) Maintenance of Properties. Each Obligor will maintain all properties used or useful in the conduct of the business of the Obligors in good condition, repair and working order (ordinary wear and tear excepted) and supply such properties with all necessary equipment and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as in the reasonable judgment of an Obligor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that no Obligor shall be restricted from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the good faith judgment of Group, desirable in the conduct of the business of such Obligor and could not reasonably be expected to have a Material Adverse Effect, but subject in each case to all applicable provisions of the Collateral Documents.

          (b) Insurance. Each Obligor will insure and keep insured or reinsured with financially sound and reputable insurance companies that are not Affiliates of the Obligors or by the United States of America, their businesses and operations and such of their respective properties, in such amounts, with such deductibles and covering such risks as are insured against (including, but not limited to, war risk and third party liability) and carried in accordance with applicable law and prudent industry practice by U.S. commercial air carriers similarly situated with the Obligors and owning or operating similar properties, aircraft and engines, including such insurance coverage as is required to be maintained under the Collateral Documents, and providing for not less than thirty (30) days' (or in the case of war risk coverage, the maximum time as is available) prior notice to the Agent, the Board, the Loan Administrator and the Collateral Agent of termination, lapse or cancellation of such insurance or reinsurance; provided that this Section 5.4(b) shall not prohibit any Obligor from procuring and maintaining all or any portion of its insurance through Airways Assurance Limited LLC so long as Airways Assurance Limited LLC reinsures 100% of such risk as provided above in this Section 5.4(b) and such reinsurance policies contain a cut-through endorsement.

          SECTION 5.5. INSPECTION. Each Obligor will permit any authorized representatives designated by the Agent, any Lender, the Loan Administrator, any Counter-Guarantor or the Board to visit and inspect any of the properties of the Obligors, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss their affairs, finances and accounts with its and their officers and independent public accountants (it being understood that a representative of an Obligor will be present), at the Borrower's expense, all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided that so long as the Controlling Creditor is not exercising material remedies under the Loan Documents, such inspection shall not be disruptive to the business of the Obligors. Without limiting the generality of the foregoing, the Obligors will meet with the Loan Administrator on a quarterly basis (in person or, if deemed appropriate by the Loan Administrator, telephonically) to review the Obligors' financial and accounting records and will make their officers and independent public accountants available to discuss with the Loan Administrator the Obligors' affairs, financial condition, results of operations, business plan, prospects, projections, accounts and other related matters (including, without limitation, the integration of


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the Borrower and US Airways), and otherwise will cooperate with the Loan
Administrator and provide such information as it may reasonably request to enable it to perform the services described in the Loan Administration Agreement.

          SECTION 5.6. COMPLIANCE WITH LAWS, ETC. Each Obligor will comply with all applicable statutes, rules, regulations, orders, restrictions and Governmental Authorizations of any applicable Governmental Authority, in respect of the conduct of the businesses of the Obligors and the ownership of their respective properties (including, without limitation, Gate Leases and Slots), except such as are being contested in good faith by appropriate proceedings and except for such noncompliance as could not in any case or in the aggregate reasonably be expected to have a Material Adverse Effect. None of the Obligors shall conduct any Hazardous Materials Activity at any Facility or at any other location in a manner that does not comply in all material respects with Environmental Laws. Each Obligor will use commercially reasonable efforts to cause all other Persons operating or occupying any of their properties to comply in all material respects with Environmental Laws.

          SECTION 5.7. REMEDIAL ACTION REGARDING HAZARDOUS MATERIALS.

          (a) To the extent required by Environmental Laws, each Obligor will take any and all necessary remedial action (except to the extent that such remedial action is taken by other Persons responsible for such remedial action through contractual arrangements with an Obligor) in connection with the presence, storage, use, disposal, transportation, Release or threatened Release of any Hazardous Materials on, under or about any Facility in order to comply timely with all applicable Environmental Laws and Governmental Authorizations except for such non-compliance as could not in any case or in the aggregate reasonably be expected to have a Material Adverse Effect. In the event any Obligor undertakes any remedial action with respect to any Hazardous Materials on, under or about any Facility, Group, Borrower or such Obligor will conduct and complete such remedial action (or will cause such action to be taken pursuant to contractual rights of such Obligor against third parties) in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local Governmental Authorities except when, and only to the extent that, such Obligor's liability for such presence, storage, use, disposal, transportation or discharge of any Hazardous Materials is being contested in good faith and by appropriate proceedings diligently conducted by such Obligor or except for such non-compliance as could not in any case or in the aggregate reasonably be expected to have a Material Adverse Effect.

          (b) The Requisite Lenders or the Board may request (i) from time to time, if and when such Person(s) have reason to believe that an Environmental Claim or Release of Hazardous Materials which could reasonably be expected to have a Material Adverse Effect may exist at or with respect to any Facility, and
(ii) not more than once during any twelve month period for the purpose of determining whether there is belief that an Environmental Claim or Release of Hazardous Materials which could reasonably be expected to have a Material Adverse Effect exists at or with respect to any Facility, and in the case of any such request, the Borrower will provide to the Lenders and the Board, within sixty (60) days after such request, at the expense of the Borrower, an environmental site assessment report for any of its, or any other Obligor's properties described in such request, prepared by an environmental consulting firm reasonably acceptable to the Board evaluating the Environmental Claim or Release of Hazardous Materials and estimating the cost of any required compliance, removal or remedial action in connection with the Environmental Claim or Release of Hazardous Materials. Without limiting the generality of the foregoing clause (b), if the Agent determines at any time that a material risk exists that any such report will not be provided in the time referred to above, the Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrower, and each Obligor hereby agrees to grant at the time of such request, to the Agent, the Lenders, the Board, such firm and any


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agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter into their respective properties to undertake such an assessment.

          SECTION 5.8. ADDITIONAL OBLIGORS; COLLATERAL.

          (a) With reasonable promptness (and in any event within 30 days) following the formation or acquisition by any Obligor of a Subsidiary or of any Capital Stock of any other Person, the Borrower (i) shall provide the Agent, the Loan Administrator, the Counter-Guarantors, and the Board the name, corporate structure and allocation of Voting Stock and equity interests of such Subsidiary or other Person, (ii) in the case of any such Subsidiary that is not a CFC, shall cause such Subsidiary to execute and deliver to the Agent and the Board a Subsidiary Joinder in the form of Exhibit M hereto, pursuant to which such Subsidiary shall become a party to this Agreement, and a joinder to the Second Lien Guaranty pursuant to which such Subsidiary shall become a guarantor thereunder, and (iii) shall deliver to the Agent and the Board documents of the types referred to in clauses (a)(x) and (a)(xi) of Article III, all in form, content and scope reasonably satisfactory to the Agent and the Board.

          (b) Each Obligor (including, without limitation, each Subsidiary created or acquired after the Effective Date that is required to be a Subsidiary Guarantor) will cause all of its properties and assets as of the Effective Date (or the date such Person was created or acquired) and all properties and assets acquired thereafter (including, without limitation, the Capital Stock of each Subsidiary created or acquired and the Capital Stock of each other Person acquired after the Effective Date) other than Excluded Property to be pledged to the Collateral Agent on a perfected first priority basis (subject to the Intercreditor Agreement and the Liens permitted by Section 6.1, including the prior Liens securing the First Lien Obligations (as defined in the Intercreditor Agreement)) to secure the Obligations; provided that if the Borrower or another Obligor enters into an agreement to finance any pledged After-Acquired Section 1110 Equipment, the Collateral Agent shall, and is hereby directed to, release its Lien on such After-Acquired Section 1110 Equipment upon its receipt from the Borrower (with a copy to the Agent and the Board) of an Officer's Certificate describing in reasonable detail the Section 1110 Equipment proposed to be financed and certifying that such transaction complies with this Section.

          (c) The Borrower shall obtain one or more Appraisal Reports establishing the value of the Appraised Collateral as of (i) the last day of each Fiscal Year beginning December 31, 2005, (ii) the date upon which any additional property or assets that constitutes Appraised Collateral is pledged as Collateral to the Collateral Agent pursuant to Section 5.8(d) to secure the Obligations, but only with respect to such additional Collateral, (iii) in connection with a Replacement Secured Financing of aircraft and spare engines, and (iv) no more than once during any twelve (12) month period, a date which is no later than 60 days after the Controlling Creditor has requested that the Borrower obtain an Appraisal Report (it being understood that the obligation herein of the Borrower to periodically obtain Appraisal Reports shall be in addition to any rights or obligations under the Collateral Documents); provided that no more than one Appraisal Report shall be required with respect to any item of Appraised Collateral within any 60 day period. Such Appraisal Reports may be based on desktop appraisals unless the Controlling Creditor shall have requested that an Appraisal Report be based on physical inspection.

          (d) If as of the end of any fiscal quarter (each such date a "Collateral Value Test Date") there exists a Collateral Value Deficiency, the Borrower shall do one of the following to the extent (but only to the extent) necessary to eliminate such Collateral Value Deficiency: (i) prepay the Loan in an amount equal to Group's Adjusted Excess Cash Flow for the period commencing on the Effective Date and ending on such Collateral Value Test Date (which payment shall be made on the Interest Payment Date first occurring on or after delivery of the Collateral Value Certificate that evidences such Collateral Value Deficiency); (ii) pledge additional Eligible Collateral to the Collateral Agent pursuant to a Collateral Document Supplement or other Collateral Document, in each case on terms and conditions as


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are reasonably satisfactory to the Agent, the Board and the Collateral Agent, or
(iii) prepay the Loan as provided in clause (i) above and pledge additional Eligible Collateral as provided in clause (ii) above; provided that if Group's Adjusted Excess Cash Flow for such period, together with all Eligible Collateral that is available to be pledged is not sufficient to eliminate such Collateral Value Deficiency, the Borrower shall continue to prepay the Loan in an amount equal to Group's Adjusted Excess Cash Flow for the period commencing on the Effective Date and ending on the last day of each fiscal quarter following the Collateral Value Test Date as of which the Collateral Value Deficiency was established (which payments shall be made on the Interest Payment Dates respectively relating to the Interest Periods first occurring after each such fiscal quarter) and pledge all additional Eligible Collateral to the Collateral Agent as it becomes available until the Collateral Value Deficiency no longer exists (whether as a result of prepayments of the Loan, pledge of additional collateral, or increase in Collateral Value or any combination of the foregoing). The foregoing notwithstanding, the Borrower shall not be required to prepay the Loan or pledge additional Eligible Collateral as provided above if and to the extent that US Airways or any other Obligor is required to prepay the US Airways Loan or pledge additional Eligible Collateral pursuant to the US Airways Loan Agreement to cure a Collateral Value Deficiency thereunder (and as defined therein).

          (e) If additional Collateral is being pledged in accordance with
Section 5.8(d), such additional Collateral shall be free and clear of any Liens (other than as permitted under the applicable Collateral Document) and the pledgor(s) shall execute and deliver to the Collateral Agent such applicable Collateral Document Supplements or Collateral Documents (in form and substance reasonably satisfactory to the Agent and the Board) necessary to grant a security interest (subject to the Intercreditor Agreement) to the Collateral Agent and shall take all other actions (as are in the reasonable judgment of the Agent or the Controlling Creditor) necessary or desirable to cause the Liens created thereby to be perfected first priority Liens under applicable law (subject to the Intercreditor Agreement and except as otherwise provided under the applicable Collateral Document), and, if requested by the Controlling Creditor, furnish favorable legal opinions to the Collateral Agent with respect to such additional Collateral, including the perfection and priority of the Collateral Agent's Lien thereon and evidence of applicable filings to the Loan Administrator, and shall otherwise comply with the provisions of the applicable Collateral Documents that apply to a pledge of such Collateral.

          (f) In connection with each prepayment or pledge of additional Eligible Collateral pursuant to subsection (d) of this Section 5.8, the Borrower shall deliver to the Collateral Agent, the Loan Administrator and the Board either (i) a Collateral Value Certificate which establishes that the applicable Collateral Value Deficiency no longer exists, or (ii) an Officer's Certificate of Group that certifies (A) the amount of Group's Excess Cash Flow since the Effective Date, and (B) that Group has identified to the Collateral Agent and the Board all of its material property (other than Excluded Property) that is not subject to a Lien in favor of the Collateral Agent under a Collateral Document.

          (g) Any partial prepayment of the Loan under subsection (d) of this
Section 5.8 shall be applied as provided in Section 2.5(j). Any such prepayment shall be paid to the Agent for application as provided in Section 2.8.

          (h) No later than ninety (90) days after the Effective Date, the Borrower shall cause the applicable Obligor to grant a first priority mortgage (subject to the Intercreditor Agreement and the Liens permitted by Section 6.1, including the prior Liens securing the First Lien Obligations (as defined in the Intercreditor Agreement)) in the real property located at 250 W. Rio Salado Parkway, Tempe, Arizona 85281 and known as the Penny Saver Building for the benefit of the Collateral Agent. Such mortgage shall be substantially in the form of Exhibit H hereto (with such other changes which result from the application of Arizona law thereto and other changes necessary to reflect the fee ownership thereof).

          SECTION 5.9. EMPLOYEE BENEFIT PLANS. Each Obligor will ensure that the Plans and Multiemployer Plans with respect to which the Obligors may have any liability are operated in compliance with all applicable laws, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          SECTION 5.10. FAA MATTERS; CITIZENSHIP. The Borrower shall at all times hereunder be an "air carrier" within the meaning of the Act and hold a certificate under 49 U.S.C. Section 41102(a)(1) as currently in effect or as may be amended or recodified from time to time. The Borrower and each other Obligor engaged in operations as an "air carrier" will at all times hereunder be a United States Citizen holding an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

          SECTION 5.11. BOARD GUARANTY. Each Obligor will comply with all of the terms, requirements and conditions applicable to it under the Act and the Regulations, or as may otherwise be imposed by, or agreed with, the Board in connection with the issuance of the Board Guaranty, and shall promptly furnish the Board, the Loan Administrator and the Agent (with a copy to the Counter-Guarantors) all such information as may be reasonably requested by the Board, the Loan Administrator or the Agent in connection with the Board Guaranty. Each Obligor will execute such documents and take such actions in furtherance of its obligations under the Act and the Regulations as the Board, the Loan Administrator or the Agent may request.

          SECTION 5.12. AUDITS AND REVIEWS. Each Obligor will permit and cooperate in the conduct of such audits and reviews during the period that both
(i) the Loan is outstanding and (ii) the Board is a guarantor of Tranche A or a Lender hereunder, and for three (3) years thereafter, as the Board may deem appropriate, by an independent auditor acceptable to the Board or the United States Comptroller General. To the extent requested by the Board or the Loan Administrator, each Obligor will provide reasonable access to the officers and employees, books, records, accounts, documents, correspondence, and other information of the Obligors, financial advisors, consultants and independent certified accountants that the Board or the United States Comptroller General considers necessary.

          SECTION 5.13. CONTROL OF DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Except as otherwise provided in this Section 5.13, the Obligors shall maintain deposit accounts and securities accounts (other than with respect to Excluded
Cash) only with banks or financial institutions with which they and the Collateral Agent have entered into control agreements in form and substance reasonably satisfactory to the Collateral Agent and the Controlling Creditor (each, a "Control Agreement"), unless the Collateral Agent's security interest in any such account is otherwise perfected; provided that until the US Airways Loan has been paid in full, the Collateral Agent under the US Airways Loan Agreement may also be a party thereto and have priority with respect to the control of any such securities account or deposit account thereunder. In furtherance thereof, with respect to any deposit account or securities account listed on Schedule 5.13 in existence on the Effective Date, and thereafter prior to establishing any other deposit account or securities account at any financial institution (other than with respect to Excluded Cash), each Obligor shall enter into a Control Agreement with such financial institution and the Collateral Agent (subject to the proviso to the preceding sentence), except that the Obligors shall not be obligated to enter into Control Agreements (or otherwise provide for the perfection the Collateral Agent's security interest) with respect to (i) payroll, trust, or fiduciary accounts, including the Trust Accounts, (ii) zero balance cash management accounts through which disbursements are made and settled on a daily basis with no balance remaining overnight, and disbursement accounts for the clearing of drafts, holding only funds in respect of drafts already made or issued, and (iii) deposit accounts and securities accounts that have an average weekly aggregate balance of less than $2,000,000; provided that the aggregate amount of all deposit accounts and securities accounts not subject to Control Agreements (or otherwise perfected) in reliance on clause (iii) above shall not, in the case of such accounts located outside the United Sates, exceed $25,000,000 at any time in the aggregate, and in the case of all such accounts (including accounts located outside the United Sates), exceed $35,000,000 in the aggregate at any time.

          SECTION 5.14. LOWER-TIER COVERED TRANSACTION. If and for so long as the Board is a guarantor of Tranche A or a Lender hereunder, in the event that any Obligor enters into any "lower-tier covered transaction" (as such term is defined in 31 C.F.R. Section 19.110, as amended or modified from time to time and not excepted therefrom by 31 C.F.R. Section 19.200(c)) in respect of the transactions contemplated hereunder, each Obligor will include the clause entitled "Certificate Regarding Debarment, Suspension, Ineligibility and Voluntary Exclusion - Lower Tier Covered Transactions" as set forth in Appendix B to Part 19 of title 31 of the C.F.R. in such lower-tier covered transaction and each Obligor will obtain a certification from the other Person or Persons party to such lower-tier covered transaction to the effect that each such other Person (and each "principal" thereof, as such term is defined in 31 C.F.R.
Section 19.105, as amended or modified from time to time) is not presently debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded from participation in such transaction by any Federal department or agency, or an explanation why such Person is unable to so certify. Further, no Obligor will enter into a lower-tier covered transaction with a Person who has been proposed for debarment under 48 C.F.R. Section 9.4, debarred or suspended unless granted an exception for such lower-tier covered transaction pursuant to 31 C.F.R. Section 19.215.

          SECTION 5.15. CONTRACTUAL OBLIGATIONS. Each Obligor will perform, observe or fulfill the obligations, covenants and conditions contained in each of its Contractual Obligations, provided that a failure to so perform, observe or fulfill such obligations, covenants and conditions that (i) could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect or (ii) does not preclude continued operations by the Obligors at any of the airport terminals listed on Schedule 4.20 shall not constitute a breach of this Section 5.15.

          SECTION 5.16. SLOT UTILIZATION. Each Obligor holding or operating Slots shall utilize its Slots in a manner consistent with the Slot Regulations so as to avoid the withdrawal of any Slot by the FAA or other revocation or termination for failure to comply with the Slot Regulations, taking into account any waivers or other relief granted by the FAA or otherwise under the Slot Regulations; provided, however, that the Obligors shall not be required to so utilize Secondary Slots to the extent the Obligors determine that such Secondary Slots are no longer commercially required. The Obligors shall maintain personnel, policies, procedures and a computer database for the monitoring, utilization and management of the Slots in compliance with the Slot Regulations so as to ensure, to the greatest extent operationally feasible, that no Slot becomes subject to withdrawal by the FAA or is otherwise revoked or terminated based upon the failure to comply with the Slot Regulations.

          SECTION 5.17. STOCK EXCHANGE LISTING. Group (a) will use reasonable efforts to list its common stock on the New York Stock Exchange or another national securities exchange or for quotation on a national automated interdealer quotation system, and (b) after the effectiveness of such listing, will comply in all material respects with all applicable corporate governance listing standards of such national securities exchange or national automated interdealer quotation system, including standards relating to the composition, duties and responsibilities, and functioning of boards of directors and board committees.

          SECTION 5.18. FURTHER ASSURANCES. Promptly upon the request of the Board, any Counter-Guarantor or the Agent, each Obligor will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Board, such Counter-Guarantor, the Loan Administrator or the Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to maintain and ensure the validity, effectiveness, priority and perfection of the Collateral Agent's Liens pursuant to the Collateral Documents.

          SECTION 5.19. CREDIT RATING OF LOAN. The Borrower agrees to obtain by December 31, 2005, and maintain for the term of the Loan, if available, and at the expense of the Borrower, credit and recovery ratings on the Loan from S&P or Moody's, which ratings shall assess both (x) the risk of default and ultimate recovery on the Loan and (y) the likely recovery or loss given a default on the Loan (in each case, without regard to the Board Guaranty or any Counter-Guaranty). The credit and recovery ratings shall be available to the Agent, the Collateral Agent, the Loan Administrator, the Lenders and the Board.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

          To induce the other parties to enter into this Agreement (excluding any other Obligor) and to induce the Counter-Guarantors to amend and restate their respective Counter-Guarantees, the Obligors agree with each other party hereto (excluding any other Obligor) and the Counter-Guarantors that, so long as any of the Obligations (other than contingent indemnification obligations) remain outstanding:

          SECTION 6.1. LIENS AND RELATED MATTERS.

          (a) Prohibition on Liens. No Obligor will, nor will it permit any other Obligor to, directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of any Obligor, whether now owned or hereafter acquired, or any income or profits therefrom, or file or consent to the filing of any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any state or under any similar recording or notice statute, except:

          (i) Permitted Encumbrances;

          (ii) (A) Liens existing on the Effective Date on Aircraft Related Equipment securing Indebtedness used to acquire such Aircraft Related Equipment, (B) Liens on Aircraft Related Equipment acquired after the Effective Date created or incurred in connection with the financing of such Aircraft Related Equipment (including a financing transaction referred to in the proviso to Section 5.8(b) with respect to After-Acquired Section 1110 Equipment), (C) Liens on Aircraft Related Equipment and related property as contemplated under the Airbus Financings, the GE Financings, the GE 2001 Credit Agreement and the GE Expendables Mortgage, (D) leases and/or subleases of Aircraft Related Equipment to any Obligor or any US Airways Express affiliate that is not an Obligor and operates such Aircraft Related Equipment for the Borrower or another Obligor pursuant to a services agreement with the Borrower or such Obligor, which lease or sublease is entered into in connection with the debt financing or leasing of such Aircraft Related Equipment, as applicable, and the assignment of any such lease or sublease and the proceeds thereof, in the case of a lease, to any Person owed Indebtedness used to acquire such Aircraft Related Equipment or, in the case of a sublease, to any Person leasing such Aircraft Related Equipment to the Borrower or such Obligor, (E) Liens on Aircraft Related Equipment securing Permitted Refinancing Indebtedness in respect of Indebtedness previously secured by such Aircraft Related Equipment in accordance with subclause (A) or (B) above, including in each case, Liens securing special facility revenue bonds that finance Aircraft Related Facilities, (F) Liens on Aircraft Related Equipment securing refinancing Indebtedness of the type described in Section 2.5(c)(ii) so long as the Borrower shall have complied with its prepayment obligations thereunder, (G) Liens incurred or deposits made in the ordinary course of business to secure the performance of contracts for the purchase of aircraft, (H) Liens in existence on the Effective Date (1) on aircraft and engines (other than Collateral covered by Aircraft Mortgages) and (2) securing special facility revenue bonds, and (I) Liens on an Obligor's interest as lessee or sublessor in respect of any Aircraft Related Equipment or interests related thereto (including without limitation subleases, refunds or rebates, security deposits, rent, supplemental rent, reserves, or return condition adjustment payments);

          (iii) other Liens on assets acquired after the Effective Date securing or relating to Indebtedness and other liabilities and obligations in each case not otherwise prohibited under this Agreement in an aggregate amount not to exceed $5,000,000 at any time outstanding;

          (iv) Liens described in Schedule 6.1(a);

          (v) judgment and attachment Liens not (A) giving rise to an Event of Default or (B) relating to an action or judgment giving rise to an Event of Default under Section 7.1(h);

          (vi) Liens on the assets of any entity or on any asset existing at the time such entity or asset is acquired by an Obligor, whether by merger, consolidation, purchase of assets or otherwise; provided that (A) such Liens are not created, incurred or assumed by such entity in contemplation of or in connection with the financing of such entity's being acquired by an Obligor, (B) such Liens were created to secure the financing of Aircraft Related Equipment or other specific assets, (C) such Liens do not extend to any other assets of any Obligor other than the assets acquired with such financing and (D) the Indebtedness secured by such Liens is permitted pursuant to this Agreement;

          (vii) leases or subleases of real or personal property granted by any Obligor to other Persons not interfering in any material respect with the ordinary conduct of the business of the Obligors, taken as a whole;

          (viii) Liens on cash and Cash Equivalents securing (A) reimbursement obligations in respect of letters of credit issued for the account of any Obligor in the ordinary course of business and consistent with past practice, so long as the aggregate amount of such cash and Cash Equivalents does not exceed 115% of the maximum available amount under the secured letters of credit, (B) reimbursement or other margin requirements in connection with, in the case of Liens contemplated in this clause (B), transactions contemplated by the proviso in Section 6.12, and (C) prepaid fuel and healthcare expenses in the ordinary course of business and consistent with past practice;

          (ix) Liens securing the First Lien Obligations (as defined in the Intercreditor Agreement) and any refinancing, refunding, or replacement thereof (but only if the collateral agent thereunder is party to the Intercreditor Agreement or a replacement intercreditor agreement in accordance with Section 8.19 of the Intercreditor Agreement);

          (x) Liens on assets pledged in connection with a Replacement Secured Financing; provided that the Borrower prepays the Loan with the Net Issue Proceeds of such Replacement Secured Financing to the extent provided in
     Section 2.5(b);

          (xi) Liens on assets pledged to secure a Permitted Acquisition Financing; provided, that the Liens attach only to assets acquired in connection with the acquisition financed by such Permitted Acquisition Financing; and

          (xii) any renewal or substitution of any Lien for any of the preceding clauses (ii), (iv) or (vi); provided that any such Liens are not extended to additional assets;

provided that the Obligors will not create, incur, assume or permit to exist any Lien permitted under any of clauses (ii) or (iii) above on any property of an Obligor already constituting Collateral (which, for the avoidance of doubt, does not apply to Liens permitted under clause (x) above).

          (b) No Restrictions on Subsidiary Distributions. Except (i) as provided herein or in the other Loan Documents, (ii) as described on Schedule 6.1(b), (iii) for restrictions on the use of proceeds from a permitted financing of Aircraft Related Equipment, or (iv) Payment Restrictions contained in refinancings or replacements of the financings listed in clause (a)(ii) above that are not more restrictive in a material respect than the corresponding Payment Restrictions in the original financing, no Obligor will, nor will it permit any other Obligor to, create or otherwise cause to exist any Payment Restriction with respect to any Subsidiary of any Obligor.

          SECTION 6.2. INVESTMENTS. No Obligor will, nor will it permit any other Obligor to, make any Investment other than (i) Investments consisting of Cash Equivalents; (ii) accounts receivable if credited or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) payroll advances and advances for business and travel expenses in the ordinary course of business; (iv) Investments made by way of any endorsement of negotiable instruments received by any Obligor in the ordinary course of its business and presented by it to any bank for collection or deposit; (v) stock, obligations or securities received in settlement of amounts owing to any Obligor in the ordinary course of business or in a distribution received in respect of an Investment permitted hereunder; (vi) Investments made in connection with the Trust Agreements; (vii) in addition to any other permitted investments, any other Investments by the Obligors in an aggregate outstanding amount not exceeding $25,000,000 at any time; (viii) Investments pursuant to and in compliance with Section 6.5 or Section 6.9; (ix) Investments made in Excluded Subsidiaries consistent with past practice; (x) the Merger; (xi) Investments in travel or airline related businesses made in connection with Marketing and Service Agreements, alliance agreements, distribution agreements, agreements with respect to fuel consortium, agreements relating to flight training, agreements relating to insurance arrangements, agreements relating to spare parts management systems and other similar agreements which Investments under this clause (xi) (excluding Investments existing on the date hereof) shall not exceed $50,000,000 in the aggregate at any time outstanding; and (xii) Investments constituting non-cash consideration received in respect of a transaction pursuant to and in compliance with Section 6.13.

          SECTION 6.3. RESTRICTED PAYMENTS. No Obligor will, nor will it permit any other Obligor to, directly or indirectly, declare, order, pay, make or set apart, or be obligated to declare, order, pay, make or set apart, any sum for any Restricted Payment; except that:

          (a) the Obligors may prepay (i) Indebtedness which is secured by a Lien on property or assets sold in an Asset Sale which is permitted hereunder or subject to a condemnation, taking, temporary or permanent requisition, or change of grade, or a covered loss under a casualty insurance policy, in each case in this clause (a)(i), to the extent that such Indebtedness is required by its terms to be paid as a result of such Asset Sale, condemnation, taking, temporary or permanent requisition, change of grade, or covered loss, as applicable, (ii) Indebtedness with the proceeds of Permitted Refinancing Indebtedness, or (iii) a Capital Lease of property which is obsolete, worn out or no longer required in the businesses of the Obligors;

          (b) the Obligors may purchase or redeem (i) the Warrants held by the Board or the Airbus Counter-Guarantor and (ii) Capital Stock (including options on any such Capital Stock or related stock appreciation rights or similar securities) that was issued as compensation from their officers, directors and employees (or their estates or beneficiaries under their estates) upon death, disability, retirement, termination of employment or pursuant to the terms of any plan or any other agreement under which such Capital Stock or related rights were issued, in an amount not to exceed $1,000,000 per Fiscal Year; and

          (c) the Obligors may pay after the date hereof $125,000,000 to General Electric Capital Corporation or its Affiliates pursuant to the GE Merger MOU.

          SECTION 6.4. FINANCIAL COVENANTS.

          (a) Group shall not, at the close of any Business Day during the periods set forth in the tables below, permit (i) the aggregate amount of Pledged Cash less (ii) the sum of (A) the amount by which all outstanding advances to the Obligors by credit card processors exceeds twenty percent (20%) of the Obligors' aggregate outstanding air traffic liability (as determined in accordance with GAAP, but excluding air traffic liability associated with the Obligors' frequent flyer, affinity card and like programs) and (B) $285,000,000 less the Pre-Funded Amount (the amount, if any, by which (i) exceeds (ii) being the "Adjusted Cash Amount") to be less than the lesser of (x) the Fixed Cash Amount (as defined in clause (i) below) for such period and (y) the Variable Cash Amount (as defined in clause (ii) below) at such time (such lesser amount, the "Minimum Adjusted Cash Amount").

          (i) The term "Fixed Cash Amount" means, for each period, the amount set forth in the table below across from such period:

PERIOD                                     FIXED CASH AMOUNT
------                                     -----------------
Effective Date through March 31, 2006         $525,000,000
April 1, 2006 through September 30, 2006      $500,000,000
October 1, 2006 through March 31, 2007        $475,000,000
April 1, 2007 through September 30, 2007      $450,000,000
October 1, 2007 through March 31, 2008        $400,000,000
April 1, 2008 through September 30, 2008      $350,000,000

          (ii) The term "Variable Cash Amount" means:

               (x) with respect to the remainder of any period following a prepayment of the Loan and the US Airways Loan pursuant to Section 2.5(a) and (c) of this Agreement and of the US Airways Loan Agreement with the proceeds of any Future Issuance, an amount equal to the product of (A) the cash coverage percentage for such period set forth in the table below and
     (B) the difference of (I) the sum of the aggregate principal amounts of the Loan and the US Airways Loan scheduled to be outstanding at the start of such period as set forth in the table below less (II) the aggregate amount of mandatory prepayments of the Loan and the US Airways Loan made in all periods prior to such period pursuant to Section 2.5(a) and (c) of this Agreement and of the US Airways Loan Agreement with the proceeds of Future
     Issuances:

                                           SCHEDULED PRINCIPAL   CASH COVERAGE
PERIOD                                            AMOUNT           PERCENTAGE
------                                     -------------------   -------------
Effective Date through March 31, 2006        $840,250,558.77         68.7%
April 1, 2006 through September 30, 2006     $771,500,000.00         71.3%
October 1, 2006 through March 31, 2007       $728,600,000.00         71.7%
April 1, 2007 through September 30, 2007     $685,700,000.00         72.2%
October 1, 2007 through March 31, 2008       $553,800,000.00         79.5%
April 1, 2008 through September 30, 2008     $446,900,000.00         86.1%

               and (y) for each period subsequent to the period referred to in clause (x) above, the amount determined in accordance with paragraph (x) less the amount set forth in the table below across from such subsequent period:

PERIOD                                     REDUCTION AMOUNT
------                                     ----------------
April 1, 2006 through September 30, 2006     $ 25,000,000
October 1, 2006 through March 31, 2007       $ 50,000,000
April 1, 2007 through September 30, 2007     $ 75,000,000
October 1, 2007 through March 31, 2008       $125,000,000
April 1, 2008 through September 30, 2008     $175,000,000

          (b) Group shall not permit its ratio of Consolidated EBITDAR to Consolidated Fixed Charges for the four consecutive fiscal quarters ending on the dates specified below, to be less than the applicable ratio specified below:

PERIOD               APPLICABLE RATIO
------               ----------------
December 31, 2006       0.900:1.00
March 31, 2007          0.929:1.00
June 30, 2007           0.958:1.00
September 30, 2007      0.986:1.00
December 31, 2007       1.015:1.00
March 31, 2008          1.061:1.00
June 30, 2008           1.108:1.00

          SECTION 6.5. RESTRICTION ON ACQUISITIONS; CHANGE IN FISCAL YEAR.

          (a) No Obligor will, nor will it permit any other Obligor to, acquire by purchase or otherwise all or substantially all of the business, property or assets of any Person or any division or line of business of any Person (excluding purchases and acquisitions in the ordinary course of business by an Obligor of property from any Person not constituting all or substantially all of the property of such Person), or all or substantially all of the Capital Stock or other evidence of beneficial ownership of any Person, or acquire any Person as a new Subsidiary, other than the Merger, except that the Obligors may make acquisitions of Capital Stock, the assets and/or the business of another Person (including any division or line of business of such Person) or acquire any Person as a new Subsidiary so long as (i) the acquisition primarily involves the acquisition of assets to be used in the business of an Obligor as engaged in by such Obligor on the date hereof, (ii) immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing,
(iii) immediately after giving effect to the acquisition, the Obligors shall be in compliance on a Pro Forma Basis with Section 6.4 (in the case of Section 6.4(b), based on Consolidated EBITDAR for the four quarters ended as of the end of the most recently ended fiscal quarter) and such compliance shall be evidenced by an Officer's Certificate of the Borrower demonstrating such compliance, (iv) prior to the consummation of such acquisition, neither S&P nor Moody's shall have lowered the corporate credit rating of the Obligors by more than one notch as a result of such acquisition (whether or not in combination with other factors), (v) the aggregate purchase price in connection with all such acquisitions (including therein any Indebtedness assumed in connection with such acquisitions) consummated after the date hereof, together with all Investments pursuant to clause (xi) of Section 6.2, does not exceed $50,000,000 during any twelve (12) month period and $150,000,000 in the aggregate during the term of the Loan, (vi) if the acquisition is structured as a consolidation or merger, it complies with Section 6.9, and (vii) the Obligors comply with their obligations under Section 5.8(a) and/or (b) with respect to the properties, assets or Person so acquired (as applicable).

          (b) No Principal Obligor shall change its Fiscal Year.

          SECTION 6.6. SALES-LEASEBACKS. Except with respect to Aircraft Related Equipment, no Obligor will, nor will it permit any other Obligor to, directly or indirectly, become liable after the Effective Date as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, in each case which (i) an Obligor has sold or transferred or is to sell or transfer to any other Person (other than another Obligor) or (ii) an Obligor intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by such Obligor to any Person (other than another Obligor) in connection with such lease; provided that after the Effective Date the Obligors may become and remain liable as lessee, guarantor or other surety with respect to any such lease if and to the extent that (A) the annual aggregate rentals under all such leases (other than leases with respect to Aircraft Related Equipment) shall not exceed $20,000,000 and (B) the Obligors comply with any prepayment obligations under
Section 2.5(d); and provided, further, that the restrictions contained in this
Section 6.6 shall not apply to the transactions described on Schedule 6.6.

          SECTION 6.7. TRANSACTIONS WITH AFFILIATES.

          (a) No Obligor shall, directly or indirectly, (i) sell, lease, transfer or otherwise dispose of any of its properties or assets, or issue securities to, (ii) purchase any property, assets or securities from, (iii) make any Investment in or (iv) enter into any contract or agreement with or for the benefit of, any Affiliate or holder of 5% or more of any class of Capital Stock (and any Affiliate of such holder) of any Obligor (an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under Section 6.7(b) and (y) Affiliate Transactions (including lease transactions) which are on fair and reasonable terms no less favorable to such Obligor than those as might reasonably have been obtainable at such time from an unaffiliated party; provided that if an Affiliate Transaction or series of related Affiliate Transactions involves or has a value in excess of $10,000,000, such Obligor shall not enter into such Affiliate Transaction or series of Affiliate Transactions unless a majority of the disinterested members of the board of directors of Group shall reasonably and in good faith determine that such Affiliate Transaction is fair and reasonable to such Obligor or is on terms no less favorable to such Obligor than those that might reasonably have been obtained at such time from an unaffiliated party. For purposes of this Section 6.7, Section 9.9 notwithstanding, the determination of whether a transaction is "fair" shall be governed by the Delaware General Corporation Law, including decisional law thereunder.

          (b) The provisions of Section 6.7(a) shall not apply to (i) the agreements listed on Schedule 6.7(b) as in effect on the Effective Date or any transaction contemplated thereby; (ii) any payments or other transactions pursuant to any tax sharing agreement between any Obligor and any other Obligor or Excluded Subsidiary and any other transaction solely between or among Obligors (subject to Section 6.14(a), if applicable) and between or among any Obligors and an Excluded Subsidiary (including the guaranty of obligations of other Obligors, but not including the guaranty of obligations of Excluded Subsidiaries) provided that such transactions are not otherwise prohibited by this Agreement; (iii) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, directors and employees of any Obligor or Excluded Subsidiary, as determined by the board of directors of such Obligor or the senior management of the Borrower or Group in good faith; (iv) any Restricted Payments permitted by Section 6.3; (v) transactions contemplated by the Marketing and Service Agreements; (vi) transactions between any Obligor with any employee labor unions or other


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employee groups of such Obligor provided such transactions are not otherwise prohibited by this Agreement; (vii) the Loan Documents and the transactions contemplated thereby; and (viii) transactions expressly contemplated by the Plan of Reorganization, without giving affect to any subsequent amendments to the terms governing such transactions. The Obligors rights under clause (ii) of this subsection (b) notwithstanding, the Obligors expressly acknowledge and agree that, in the case of any sale, transfer or other disposition of assets or property which are Collateral from one Obligor to another Obligor (or to an Excluded Subsidiary), whether pursuant to this Section 6.7, Section 6.9 or otherwise, the Lien of the Collateral Agent in such assets or property immediately prior to such sale, transfer or other disposition shall continue and survive such transaction and remain attached to (and perfected in) such assets or property following such transaction, and each Obligor which takes title to such assets or property acknowledges and agrees that such title is subject to the Lien of the Collateral Agent.

          SECTION 6.8. CONDUCT OF BUSINESS. From and after the date hereof, (a) no Obligor shall engage in any principal line of business other than (i) the businesses engaged in by the Obligors on the date hereof and related businesses and (ii) such other lines of business as may be consented to by the Board and the Requisite Lenders, and (b) each of the Excluded Subsidiaries shall not engage in any business other than the business engaged in by it on the Effective Date.

          SECTION 6.9. MERGER OR CONSOLIDATION. No Obligor will consolidate with or merge with any other Person or convey, lease or transfer its properties and assets substantially as an entirety to any Person, other than the Merger, unless: (i) (a) in the case of a consolidation or merger involving the Borrower or US Airways, the Borrower or US Airways (as applicable) is the surviving entity or if the Borrower or US Airways (as applicable) is not the surviving entity, such surviving entity or the Person that acquires by conveyance, lease or transfer the properties and assets of the Borrower or US Airways (as applicable) substantially as an entirety, shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and can make the representations contained in Section 4.1(b), and shall expressly assume, by an agreement executed and delivered to the Agent and the Board in form and substance reasonably satisfactory to the Agent and the Board, the Borrower's obligations to repay the Loan (in the case of the Borrower) and all (other) obligations of the Borrower or US Airways (as applicable) under the Loan Documents, or (b) in the case of a consolidation or merger involving Group, Group is the surviving entity or if Group is not the surviving entity, such surviving entity or the Person that acquires by conveyance, lease or transfer the properties and assets of Group substantially as an entirety, shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an agreement executed and delivered to the Agent and the Board, in form and substance reasonably satisfactory to the Agent and the Board, all of Group's obligations under each Loan Document to which it is a party; (ii) immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and immediately after giving effect to such transaction, Group or if applicable, its successor, shall be in compliance, on a Pro Forma Basis, with Section 6.4 (in the case of Section 6.4(b), based on Consolidated EBITDAR for the four quarters ended as of the end of the most recently ended fiscal quarter); (iii) if Section 6.14(b) is applicable to such transaction, the Obligors shall comply therewith; and (iv) the Borrower has delivered to the Agent an Officer's Certificate and an opinion of counsel from counsel reasonably satisfactory to the Agent, in form and substance reasonably satisfactory to the Agent, stating that such consolidation, merger, conveyance, lease or transfer and such agreement comply with this Section 6.9 and that all conditions precedent herein provided for relating to such transaction have been complied with and addressing such other matters as may be reasonably requested by the Board and the Agent. Notwithstanding anything to the contrary contained in this Section 6.9 but subject to Section 6.14(a)(i) and (b) (in each case, if applicable), (A) any Obligor may merge or consolidate with any other Obligor; provided that in the case of each such merger or consolidation involving a Principal Obligor, if such Principal Obligor shall not be the continuing or surviving Person, the surviving Obligor shall comply with clauses (i)(a) or (i)(b) (as applicable) and (iii)


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above, and (B) any Obligor (other than a Principal Obligor, except in compliance with the preceding clause (i)) may convey, lease or transfer its properties and assets substantially as an entirety to any other Obligor.

          SECTION 6.10. LIMITATIONS ON AMENDMENTS.

          (a) No Obligor shall amend, waive or modify, nor shall it consent to or request any amendment, waiver or modification, of any of the material terms, conditions, representations and covenants contained in any Indebtedness for borrowed money that (i) shortens the final maturity date of such Indebtedness (without giving effect to any amendment, waiver or modification, the "Initial Indebtedness") or (ii) requires the acceleration of the final scheduled maturity date and/or any principal payments, including but not limited to scheduled payments and mandatory prepayments, and/or increases the principal amount payable on any date (including, without limitation, pursuant to mandatory prepayments) prior to the dates of analogous payments of such Initial Indebtedness; provided, however, that this Section 6.10(a) shall not prohibit the incurrence of Permitted Refinancing Indebtedness, the repayment of the Indebtedness being refinanced, or any amendment, waiver or modification of the terms of the Indebtedness being refinanced necessary to effect such repayment. No Obligor shall amend, waive or modify, nor shall it consent to or request any amendment, waiver or modification, of the US Airways Loan Agreement unless such amendment, waiver or modification is permitted by and in compliance with the Intercreditor Agreement.

          (b) No Obligor will, nor will it permit any other Obligor to, amend, adopt or terminate any Plan (i) unless such action could not reasonably be expected to have a Material Adverse Effect, or (ii) in any manner that could reasonably be expected to give the PBGC a sound and just basis to commence Proceedings against the Obligors on the basis that such action constitutes a subsequent change in connection with the Obligor's termination or replacement of the defined benefit Retirement Income Plan for Pilots of US Airways, Inc. with the 2003 Pilots Defined Contribution Plan.

          (c) No Obligor shall amend, restate, supplement or modify (or consent to or permit any amendment, restatement, supplement or modification of) its Investment Guidelines without the prior written consent of the Controlling Creditor; provided that, for the avoidance of doubt, this Section 6.10(c) shall not be deemed to prohibit the adoption of the Investment Guidelines by any Obligor.

          SECTION 6.11. NO FURTHER NEGATIVE PLEDGES. Except with respect to (a) specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to a permitted Asset Sale (including sale-leaseback transactions not prohibited by this Agreement), (b) restrictions by reason of customary provisions restricting pledges, Liens, assignments, subletting or other transfers contained in leases, licenses and similar agreements entered into in the ordinary course of business (provided that such restrictions are limited to the property or assets secured by such Liens or the property or assets subject to such leases, licenses or similar agreements, as the case may be), (c) negative pledges contained in the Airbus Financings and the GE Financings (and any replacements or refinancings of any thereof), and (d) permitted refinancings or replacements of Indebtedness outstanding on the Effective Date, after the date hereof, no Obligor will, nor will it permit any other Obligor to, enter into any agreement prohibiting the creation or assumption of any Lien to secure the Obligations upon any of its properties or assets, whether now owned or hereafter acquired to the extent that such properties or assets are required to be pledged to secure the Obligations.

          SECTION 6.12. SPECULATIVE TRANSACTIONS. No Obligor will, nor will it permit any other Obligor to, become a general partner in any general or limited partnership or joint venture engaged or involved in, nor will any Obligor engage in any transaction involving, commodity options or future contracts or any similar speculative transactions; provided, however, that the following transactions shall


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not be prohibited by this Section 6.12: (i) transactions designed to hedge against fluctuations in fuel costs, entered into in the ordinary course of business, consistent with past business practice or then current industry practice, and not entered into for speculative purposes, (ii) transactions designed to hedge interest rates entered into with respect to notional amounts not to exceed actual or anticipated Indebtedness and not entered into for speculative purposes and (iii) transactions designed to hedge against risks associated with fluctuations in currencies entered into in the ordinary course of business.

          SECTION 6.13. ASSET SALES. No Obligor will, nor will it permit any other Obligor to, directly or indirectly, consummate any Asset Sale unless (i) the consideration received in respect of such Asset Sale is at least equal to the Fair Market Value of the assets subject to such Asset Sale and (ii) at least 85% of the value of the consideration received by such Obligor in respect of such Asset Sale (net of the amount of any Indebtedness secured by the assets sold in such Asset Sale which is assumed by the purchaser thereof) is in the form of cash or Cash Equivalents; provided that without the prior written consent of the Controlling Creditor, the Obligors shall not consummate any Asset Sales if and to the extent that the aggregate Net Cash Proceeds from all such Asset Sales would exceed $10,000,000 per Fiscal Year, other than (x) Designated Asset Sales and (y) sale-leasebacks not prohibited by Section 6.6 (subject to compliance with Section 2.5(d), if applicable).

          SECTION 6.14. SPARE PARTS.

          (a) No Obligor shall (i) sell, lease, transfer or otherwise dispose of its spare parts which are Collateral to another Obligor if such other Obligor has pledged spare parts which are not Collateral to secure any other Indebtedness or obligation, other than in the ordinary course of business as though between unaffiliated air carriers (including pursuant to interchange, pooling, exchange and other similar arrangements customary in the airline industry and consistent with Section 3.4(f) of the Aircraft Mortgages (as defined in clause (ii) of the definition of Collateral Documents) or (ii) commingle at any location its spare parts which are Collateral with the spare parts of another Obligor if such other Obligor has pledged spare parts which are not Collateral to secure any other Indebtedness or obligation, unless the ownership of each such commingled spare part can be definitively determined at all times by reference to the Obligors' spare parts tracking numbers and system; provided that spare parts that are segregated on a separate shelf or in a separate storage bin or other storage unit shall not be considered as having been commingled even though such spare parts are present at the same location so long the Obligors install signs on each such shelf, bin or other storage unit containing Collateral bearing the inscription: "Property of US Airways, Inc. (or other applicable Obligor), Mortgaged to Wilmington Trust Company, as Collateral Agent" (such sign to be replaced if there is a successor Collateral Agent).

          (b) No Obligor who has pledged spare parts as Collateral will consolidate or merge with, or convey, lease or transfer its properties and assets substantially as an entirety to, or liquidate into, or otherwise combine with, any other Obligor if such other Obligor has pledged spare parts which are not Collateral to secure any other Indebtedness or obligation, unless (i) following such transaction the Lien of the Collateral Agent in such spare parts Collateral will remain perfected with the same priority as existed immediately prior to such transaction, (ii) the surviving Obligor has established adequate tracking and other systems to ensure that the spare parts which are Collateral are not commingled with the surviving Obligor's other spare parts which are not Collateral, (iii) at all times following such transaction the surviving Obligor will be required to maintain spare parts subject to the Lien of the Collateral Agent having an aggregate Appraised Value of at least 75% of the Appraised Value of the spare parts Collateral set forth in the Baseline Appraisal, (iv) the Obligors have provided thirty (30) days' prior written notice of such transaction to the Agent, Collateral Agent, Loan Administrator and the Board describing in reasonable detail the actions the Obligors will take to ensure compliance with clauses (i) and (ii) above, and (v) no later than thirty (30) days following the consummation of such transaction, Group has provided


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an Officer's Certificate to the Agent (with a copy to the Collateral Agent, Loan
Administrator and the Board) certifying that such transaction complies with this
Section 6.14(b).

          (c) Notwithstanding the foregoing clauses (a) and (b), the Borrower may, on behalf of the other Obligors, from time to time propose amendments to this Section 6.14 designed to both adequately protect the Collateral Agent's interest in the spare parts Collateral and, to the extent consistent therewith, maximize the Obligors' operational flexibility, and the Obligors, the Agent, and the Board (so long as the Board is either a guarantor of Tranche A or a Lender hereunder) shall have the ability by written consent to adopt any such proposal and amend this Agreement to reflect the same without the consent of any other Person, without regard to the provisions of Section 9.1(a).

                                   ARTICLE VII

                                EVENTS OF DEFAULT

          SECTION 7.1. EVENTS OF DEFAULT. Each of the following events shall constitute an "Event of Default":

          (a) (i) failure by the Borrower to pay any installment of principal of the Loan when due, whether at stated maturity, by acceleration, by mandatory prepayment or otherwise or (ii) failure by the Borrower to pay any interest on the Loan or any fee or any other amount due under this Agreement or any other Loan Document within five (5) Business Days after the date due; or

          (b) any Obligor (i) fails to make when due (after giving effect to applicable cure or grace periods, and whether as primary obligor or as guarantor or other surety) payments in respect of rents, principal, interest or premium or other payments, if any, under or in respect of one or more Capital Leases or other Indebtedness or Operating Leases (other than Indebtedness referred to in clause (a) of this Section 7.1) and the aggregate amount of all payment defaults (after giving effect to applicable cure or grace periods) then existing in respect of Indebtedness and aggregate amounts under Operating Leases shall equal or exceed $25,000,000 (for clarification it shall be an Event of Default if the applicable Obligor fails to pay when due the payment to General Electric Capital Corporation or its applicable Affiliate referred to in Section 6.3(c)) or (ii) fails to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such failure, either individually or in the aggregate, shall have (A) resulted in the acceleration of, or entitles any Person to accelerate, the payment of Indebtedness owed by such Obligor which, together with all other accelerated Indebtedness and Indebtedness that is entitled to be accelerated, has a principal amount that equals or exceeds $25,000,000, (B) given rise under one or more Operating Leases to obligations by, or rights of any other Person(s) to require, an Obligor to make payments that equal or exceed, or to return assets leased by an Obligor and having a fair market value that equals or exceeds, $25,000,000 or (C) resulted in the termination of or given rise to rights of any other Person(s) to terminate one or more Operating Leases under which the aggregate net present value of the remaining basic rent payments (as determined in accordance with the formulas for calculating "net present value" under the applicable leases or for leases without such formulas, in accordance with formulas under leases for comparable terms and comparable amounts) equals or exceeds $25,000,000; provided that the failure by an Obligor to make one or more payments that are attributable to and relate solely to return conditions under aircraft leases shall not constitute an Event of Default under this Section 7.1(b) so long as the Obligor is, in good faith, disputing the amount of such payments; or

          (c) failure by an Obligor to perform or comply with any term or condition contained in Section 5.2, Section 5.10 or Article VI of this Agreement (other than Section 6.4);


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          (d) any representation, warranty, certification or other statement made by any Obligor in any Loan Document or in any statement or certificate at any time given by any Obligor in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

          (e) any default by any Obligor in the performance of or compliance with any provision contained in this Agreement or any of the other Loan Documents required to be performed or complied with by it (other than any such provision referred to in any other clause of this Section 7.1), and (i) with respect to a default under Section 6.4(a), such default shall not have been waived within two (2) Business Days after the date of such default and (ii) with respect to any other default, such default shall not have been remedied or waived within thirty (30) days after the earliest of (A) a Responsible Officer of a Principal Obligor obtaining knowledge of such default (which, in the case of Section 6.4(b), will be presumed to have occurred no later than the date of the delivery of financial statements pursuant to Section 5.1 for the end of the accounting period as of which such default exists) or (B) receipt by the Borrower of notice from the Agent or the Board of such default; or

          (f) (i) a court shall enter a decree or order for relief in respect of any Obligor in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or any other relief described in clause (ii) below or other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Obligor seeking (A) relief under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, (B) the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Obligor, or over all or a substantial part of its property, or (C) the appointment of an interim receiver, trustee or other custodian of any Obligor for all or a substantial part of its property, and any such event described in this clause (ii) against such Obligor shall continue for 60 days without being dismissed or discharged; or (iii) a warrant of attachment, execution or similar process shall have been issued against all or any substantial part of the property of any Obligor; or

          (g) (i) any Obligor shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian of all or a substantial part of its property; or (ii) any Obligor shall make any assignment for the benefit of creditors; or (iii) the board of directors of any Obligor (or any committee thereof) shall adopt any resolution to approve any of the actions referred to in clauses (i) or (ii) above; or

          (h) (i) one or more final judgments or orders for the payment of money in an aggregate amount in excess of $25,000,000 and which are not covered by insurance (treating any deductibles, self-insurance (except to the extent reinsured) or retention as not so covered) or (ii) one or more non-monetary judgments or orders that could reasonably be expected to have a Material Adverse Effect shall have been entered against one or more Obligors and shall remain undischarged or unstayed, by reason of a pending appeal or otherwise, for a period in excess of sixty (60) days; or

          (i) the Board Guaranty shall for any reason (other than by reason of Sections 2.03, 2.04, 2.05 or 2.06 of the Board Guaranty) cease to be in full force and effect or the Board shall assert that any of its obligations thereunder are invalid or unenforceable; or

          (j) Any Counter-Guarantee shall for any reason cease to be in full force and effect or any Counter-Guarantor shall fail to perform its obligations under its Counter-Guarantee or shall, in


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writing, repudiate such Counter-Guarantee or deny that its obligations thereunder are valid, binding and enforceable; or

          (k) Any Counter-Guarantor Letter of Credit shall for any reason cease to be in full force and effect other than in accordance with its express terms and the terms of the related Counter-Guarantee or the issuer of such Counter-Guarantor Letter of Credit shall fail to perform its obligation thereunder or shall, in writing, repudiate such Counter-Guarantor Letter of Credit or deny that its obligations thereunder are valid, binding and enforceable; or

          (l) any order, judgment or decree shall be entered against any Obligor decreeing the dissolution of such Obligor and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

          (m) (i)(A) any of the Loan Documents shall cease to be in full force and effect or (B) any Obligor shall so assert or (ii) any Lien under the Collateral Documents on any material portion of the Collateral shall cease to be enforceable and of the same effect and priority purported to be created thereby, and except in the case of clause (i)(A) of this subsection (m), such default shall continue unremedied for a period of ten (10) days; or

          (n) any of the insurance coverages required to be maintained by the Obligors pursuant hereto or under the Collateral Documents shall lapse, terminate or otherwise cease to be in full force and effect, other than coverage of losses and liabilities that in the aggregate are reasonably expected to be immaterial to the operations or financial condition of the Obligors taken as a whole; or

          (o) any Obligor shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or

          (p) (i) Slots, other than Secondary Slots which the Obligors have determined are no longer commercially required, (x) shall have been withdrawn by the FAA or otherwise revoked or terminated during the term of the Loan as the result of failure to comply with the Slot Regulations and (y) the aggregate Appraised Value of such Slots (in each case, as of the date of such withdrawal, revocation or termination) shall have exceeded $10,000,000; or (ii) any Obligor implements a cessation, cancellation or curtailment of flight operations or a change in flight schedules which, assuming no subsequent further action (such as the sale, lease or trade of the affected Slots or their allocation to new or additional flights) is taken, could reasonably be expected to result in the withdrawal by the FAA or other revocation or termination based upon failure to comply with the Slot Regulations of Slots, other than Secondary Slots, the aggregate Appraised Value of which (as of the date of such cessation, cancellation or curtailment) exceeds $10,000,000; it being understood, however, that an Event of Default shall not have occurred under this clause (ii) if the Slots otherwise affected are sold, leased or traded in arm's length transactions or allocated to new or additional flights prior to the implementation of such cessation, cancellation or curtailment of flight operations or change in flight schedules; or

          (q) any default by any Obligor in the performance of or compliance with Section 5.14 of this Agreement and such default shall not have been remedied or waived within 180 days after the earlier of (i) a Responsible Officer of Group or the Borrower obtaining knowledge of such default or (ii) receipt by the Borrower of notice from the Agent or the Board of such default.

          SECTION 7.2. REMEDIES. During the continuance of any Event of Default, the Agent shall, solely at the request of the Controlling Creditor by notice to the Borrower (with a copy to the Board and the Loan Administrator), declare that the Loan, all interest thereon and all other amounts and Obligations payable under this Agreement to be immediately due and payable, whereupon the Loan, all


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such interest and all such amounts and Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of an Event of Default specified in clause (f) or (g) of Section 7.1, the Loan, all such interest and all such amounts and Obligations shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Remedies exercisable by the Agent or the Collateral Agent hereunder or under any Collateral Document shall be exercised solely upon instructions received by the Agent or the Collateral Agent from the Controlling Creditor in writing.

                                  ARTICLE VIII

                       THE AGENT AND THE COLLATERAL AGENT

          The parties hereto agree as follows:

          SECTION 8.1. AUTHORIZATION AND ACTION. Each Lender and the Board hereby appoints and authorizes each of the Agent and the Collateral Agent to take such action as administrative agent and collateral agent, respectively, on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated by such Lender to it as Agent or Collateral Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and each of the Agent and the Collateral Agent hereby accepts such authorization and appointment. The Agent and the Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the other Loan Documents and no implied covenants or obligations shall be read into this Agreement or any other Loan Document against the Agent or the Collateral Agent. Except with respect to any matter as to which the Agent or the Collateral Agent is expressly directed to take any specific action (or refrain from taking any specific action) by the terms of this Agreement or any other Loan Documents, neither the Agent nor the Collateral Agent shall be required to take any action (including making any determination) or refrain from taking any action except upon the written instructions of the Controlling Creditor, and neither the Agent nor the Collateral Agent shall be required to exercise any discretion vested in the Agent or the Collateral Agent under this Agreement or any other Loan Document, but each of the Agent and the Collateral Agent shall be required to act or to refrain from acting with regard to any such action (and shall be fully protected in, and shall have no liability for, so acting or refraining from action) upon such written instructions of the Controlling Creditor (including, without limitation, with respect to matters arising under the Collateral Documents and the other Loan Documents), and such instructions shall be binding upon all Lenders and the Board; provided, however, that neither the Agent nor the Collateral Agent shall be required to take any action which could reasonably be expected to expose either the Agent or the Collateral Agent to liability or which is contrary to this Agreement, the Board Guaranty, any Counter-Guarantee, any Counter-Guarantor Letter of Credit, the Notes any other Loan Document or applicable law. As to any provisions of this Agreement or any other Loan Document under which action may be taken or approval given by less than all of the Lenders or the Board or both, as the case may be, the action taken or approval given by the required Lenders or the Board or both, as the case may be, shall be binding upon all Lenders and the Board to the same extent and with the same effect as if each Lender and the Board had joined therein. Each of the Agent and the Collateral Agent shall be entitled to rely upon any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, facsimile transmission, statement, order or other document, instrument or writing believed by it to be genuine and to have been signed or sent by the proper person or persons and, in respect of legal matters, upon the opinion of counsel selected by the Agent or the Collateral Agent. Each of the Agent and the Collateral Agent may deem and treat the payee of the Notes as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of the Loan shall


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be conclusive and binding on any subsequent holder, transferee or assignee of the Loan. Upon any delivery of any instructions to the Collateral Agent by the Requisite Lenders pursuant to this Agreement, the Agent shall certify to the Collateral Agent that the Lenders delivering such instructions constitute the Requisite Lenders under the Agreement and (i) the Collateral Agent may but shall be under no obligation to follow such instructions until the Agent shall certify to the Collateral Agent that the Lenders delivering such instructions constitute the Requisite Lenders under the Agreement and (ii) the Collateral Agent shall be fully protected in, and shall have no liability for, following such instructions whether or not the Agent shall have made the certification referred to in clause
(i) above or declining to follow such instructions until the Agent shall have made the certification referred to in clause (i) above. Each Lender and the Board hereby authorizes and directs the Collateral Agent to enter into the Collateral Documents on its behalf, and acknowledges and agrees to all of the terms and conditions thereof and agrees to be bound thereby. No provision of this Agreement or any other Loan Document shall be deemed to impose any duty or obligation on the Collateral Agent to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal or in which the Collateral Agent shall be unqualified or incompetent to perform any such act or acts or to exercise any such right, power, duty or obligation or if such performance or exercise would constitute doing business by the Collateral Agent in such jurisdiction or impose a tax on the Collateral Agent by reason thereof or to risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder.

          SECTION 8.2. RELIANCE, ETC. Neither the Agent nor the Collateral Agent nor any of their respective Affiliates, directors, officers, agents or employees shall be liable to any Lender, the Loan Administrator or the Board for any action taken or omitted to be taken by it or by such directors, officers, agents or employees under or in connection with this Agreement, the Notes or any other Loan Document, except for its or their own gross negligence or willful misconduct as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages. Without limitation of the generality of the foregoing, each of the Agent and the Collateral Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Lender, the Loan Administrator or the Board for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts; (ii) makes no warranty or representation to any Lender, the Loan Administrator or, except, with respect to the Agent as expressly provided in the Board Guaranty, the Board, and shall not be responsible to any Lender, the Loan Administrator or, except, with respect to the Agent as expressly provided in the Board Guaranty, the Board, for any statements, warranties or representations (whether oral or written) made in or in connection with this Agreement, the Notes or any other Loan Document; (iii) shall not have any duty, and shall incur no liability for its failure, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, the Notes or any other Loan Document on the part of any Obligor or to inspect the property (including the books and records) of any Obligor; (iv) shall not be responsible to any Lender, the Loan Administrator or the Board for any recitals, statements, representations or warranties in this Agreement, the Notes or any other Loan Document, or any other instrument or document furnished pursuant thereto, or for the validity, perfection, priority or enforceability of the liens or security interests in any of the Collateral created or intended to be created by any Loan Document, or for the validity or sufficiency of the Collateral or any Loan Document, or for insuring the Collateral or for any payment of taxes, charges, assessments, or liens upon the Collateral or otherwise as to the maintenance of the Collateral, for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Notes or any other Loan Document, or any other instrument or document furnished pursuant thereto; (v) shall incur no liability under or in respect to this Agreement, the Notes or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties; and (vi) may deem and treat each Lender which makes a loan hereunder as the holder of the indebtedness resulting therefrom for all purposes hereof until the Agent receives and accepts an


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Assignment and Acceptance entered into by such Lender, as assignor, and an eligible assignee as provided in Section 9.2. The Collateral Agent shall be under no obligation or duty to take any action under this Agreement or any other Loan Document or otherwise if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless in each such case the Collateral Agent shall receive security, or indemnity satisfactory to it against such tax and any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Loan Document. The Collateral Agent may execute any of the trusts or powers hereof and perform any duty hereunder, or under any other Loan Document, either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to the advice of counsel concerning all matters pertaining to such trusts, powers and duties and shall not be liable to any Lender, the Loan Administrator or the Board for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct. The Collateral Agent shall not be liable for interest on any money or assets received by it except as the Collateral Agent may agree in writing. Assets held by the Collateral Agent pursuant to this Agreement or any Collateral Document need not be segregated from other assets except to the extent expressly required hereunder or thereunder or required by law. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, (i) if any provision of this Agreement or any other Loan Document provides that the Collateral Agent shall act at the direction of the Agent, the Collateral Agent shall be fully protected in, and shall have no liability for, taking any action pursuant to such direction, and (ii) if the Collateral Agent shall request instructions from the Controlling Creditor with respect any act or action (including the failure to act) in connection with this Agreement or any other Loan Document, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received written instructions from the Controlling Creditor and the Collateral Agent shall not incur any liability to any Person by reason of so refraining and shall be fully protected in following any such written instructions. Whenever in the administration of this Agreement or any other Collateral Document, the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is specifically prescribed) may be deemed to be conclusively proved and established by a certificate of a Responsible Officer of the Borrower (with a copy to the Agent), the Agent or the Controlling Creditor delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon and the Collateral Agent shall be fully protected in connection therewith and shall have no liability therefor.

          SECTION 8.3. AFFILIATES. If and so long as the Agent or the Collateral Agent shall remain a Lender, the Agent or the Collateral Agent, as applicable, shall have the same rights and powers under this Agreement as any other Lender and may exercise the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or the Collateral Agent, and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include the Agent and the Collateral Agent, each in its individual capacity. Unrelated to its role as Agent or Collateral Agent as set forth herein, the Agent and the Collateral Agent and their respective Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Obligor and any Person who may do business with or own securities of any Obligor, all as if it were not the Agent or the Collateral Agent, as applicable, hereunder and without any duty to account therefor to the Lenders.

          SECTION 8.4. REPRESENTATIONS OF THE LENDERS AND THE BOARD. Each Lender, the Loan Administrator and the Board's representatives have actively engaged in the negotiation of all of the terms of this Agreement. The Board's representatives have met with the Obligors to discuss the business,


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affairs, financial condition and prospects of the Obligors. Except as otherwise expressly provided in this Agreement or any of the other Loan Documents, neither the Agent nor the Collateral Agent shall have any duty or responsibility, either initially or on a continuing basis, under this Agreement or any other Loan Document, to provide any Lender, the Loan Administrator or the Board with any credit or other information with respect to the Borrower whether coming into its possession as of the date of this Agreement or at any time thereafter, or to notify any Lender, the Loan Administrator or the Board of any Default or Event of Default except as provided in Section 8.5. This Agreement and all instruments or documents delivered in connection with this Agreement have been reviewed and approved by each Lender, the Loan Administrator and the Board and none of the Lenders, the Loan Administrator or the Board has relied on the Agent or the Collateral Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

          SECTION 8.5. EVENTS OF DEFAULT; TERMINATION OF BOARD GUARANTY.

          (a) In the event of the occurrence of any Default or Event of Default, any Lender, any Counter-Guarantor or the Board knowing of such event may (but shall have no duty to), or any Principal Obligor pursuant to Section 5.1(b)(vi) hereof shall, give the Agent and the Collateral Agent written notice specifying such Default or Event of Default and expressly stating that such notice is a "notice of default". Neither the Agent nor the Collateral Agent shall be deemed to have knowledge of such events unless the Agent or the Collateral Agent, as applicable, has received such notice or, with respect to the Agent only, unless the Default or Event of Default consists of a failure of payment of principal or interest on the Loan. In the event that the Agent or the Collateral Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent or the Collateral Agent, as applicable, shall give written notice thereof to the Lenders, the Counter-Guarantors, the Board and the Loan Administrator. In the event that such notice is a notice of an Event of Default or such Default matures into an Event of Default, the Agent and the Collateral Agent shall take such action with respect to such Default or Event of Default as shall be directed in writing by the Controlling Creditor, as provided in Section 7.2; provided, however, that, unless and until the Agent or the Collateral Agent shall have received such directions, the Agent and the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interest of the Lenders and the Board.

          (b) In the event the Agent or the Collateral Agent shall receive written notice from the Board to the effect that (i) the Board has the right to terminate the Board Guaranty under Sections 2.04 and 2.05 thereof, (ii) any portion of the Board Guaranty has terminated under Section 2.03 thereof or otherwise or (iii) the Board Guaranty shall for any reason have ceased to be in full force and effect or the Board shall have asserted that any of its obligations thereunder is invalid or unenforceable, the Agent or the Collateral Agent, as applicable shall promptly give written notice thereof to the Lenders and the Counter-Guarantors. Neither the Agent nor the Collateral Agent shall be deemed to have knowledge of any such event unless the Agent or the Collateral Agent, as applicable, has received such notice (except with respect to the Agent if any such event results from the failure of the Agent to perform any of its obligations under the Board Guaranty).

          SECTION 8.6. AGENT'S AND COLLATERAL AGENT'S RIGHT TO INDEMNITY. The Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action hereunder on behalf of any Lender or the Board unless it shall first be indemnified to its satisfaction by such Lender or the Board, as the case may be, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          SECTION 8.7. INDEMNIFICATION OF AGENT AND COLLATERAL AGENT. The Lenders hereby agree to indemnify the Agent and the Collateral Agent and all of their respective affiliates, directors,


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officers, employees, advisors and representatives thereof (to the extent not reimbursed by the Borrower), ratably as most recently in effect prior to the date indemnification is sought, from and against any and all costs, losses, liabilities, claims, damages or expenses which may be incurred by or asserted or awarded against the Agent or the Collateral Agent in any way relating to or arising out of this Agreement and/or the other Loan Documents or any action taken or omitted by the Agent or the Collateral Agent under this Agreement and/or the other Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's or the Collateral Agent's gross negligence or willful misconduct as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction and only to the extent of direct (as opposed to special, indirect, consequential or punitive) damages. Without limiting the foregoing, each Lender agrees to reimburse the Agent and the Collateral Agent promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by the Agent or the Collateral Agent in connection with the administration or enforcement of, or the preservation of any rights under, this Agreement (including this Section 8.7) and/or the other Loan Documents, to the extent that the Agent or the Collateral Agent is not reimbursed for such expenses by the Borrower. The agreements in this Section 8.7 shall survive the termination of the other provisions of this Agreement and the other Loan Documents and the resignation or removal of the Collateral Agent hereunder.

          SECTION 8.8. SUCCESSOR AGENT AND COLLATERAL AGENT. Each of the Agent and the Collateral Agent may resign at any time by giving written notice thereof to the Lenders, the Board, the Counter-Guarantors, the Loan Administrator and the Borrower and may be removed at any time with cause by the Controlling Creditor and, so long as the Board is a guarantor of Tranche A or a Lender hereunder, with or without cause by the Board. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent or Collateral Agent, as applicable, in accordance with this Section 8.8. Upon any such resignation or removal, the Borrower shall have the right to appoint a successor agent, subject to confirmation by the Controlling Creditor. If no successor agent shall have been appointed and accepted such appointment within sixty (60) days after the retiring Agent's or Collateral Agent's, as applicable, giving of notice of resignation or the Controlling Creditor's removal of the Agent or the Collateral Agent, the Agent or the Collateral Agent, as applicable, may, with the consent (not to be unreasonably withheld) of the Controlling Creditor and, so long as no Event of Default shall have occurred and be continuing, the Borrower, appoint a successor Agent or Collateral Agent, as applicable, who shall be willing to accept such appointment. Each successor agent appointed hereunder shall be a commercial bank organized under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as Agent or Collateral Agent hereunder by a successor Agent or Collateral Agent, such successor Agent or the Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent or Collateral Agent, and the retiring or removed Agent or Collateral Agent shall be discharged from its duties and obligations as agent under this Agreement. After any Agent's or Collateral Agent's resignation or removal hereunder as Agent or Collateral Agent, as applicable, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Collateral Agent under this Agreement.

          SECTION 8.9. RELEASE OF LIENS ON COLLATERAL AND SUBSIDIARY GUARANTORS. The Lenders and the Board irrevocably authorize and instruct the Collateral Agent to release any Lien on any property granted to or held by the Collateral Agent under any Collateral Document and to release any Subsidiary Guarantor from its obligations under the Second Lien Guaranty and the other Loan Documents to which such Subsidiary may be a party (i) upon payment in full of all Obligations (other than contingent indemnification obligations), (ii) upon the transfer of property as part of or in connection with any Asset Sale that complies with
Section 6.13 and with respect to which the relevant Obligor complies with
Section 2.5(d), as applicable, (iii) upon the pledge, sale, transfer or other disposition of property as part of


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or in connection with any Replacement Secured Financing with respect to which the relevant Obligor complies with Section 2.5(b), (iv) to the extent release of any Lien is otherwise permitted under this Agreement or any Collateral Document (including, without limitation, in the proviso to Section 5.8(b) hereof), or (v) subject to Section 9.1, if approved, authorized or ratified in writing by the Controlling Creditor; provided, that the Collateral Agent shall not be obligated to release any Lien pursuant to this Section 8.9 until its receipt from the Borrower of an Officer's Certificate certifying that such release complies with this Section 8.9, and upon receipt of such Officer's Certificate the Collateral Agent shall release such Lien in accordance with such Officer's Certificate and shall be fully protected in connection therewith. The Borrower shall send a copy of any such Officer's Certificate to the Agent, the Board and the Loan Administrator at the same time that it sends such Officer's Certificate to the Collateral Agent.

          SECTION 8.10. CO-COLLATERAL AGENT; SEPARATE COLLATERAL AGENT.

          (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by legal counsel that it is necessary or prudent in the interest of the Lenders, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Agent and the Borrower shall promptly execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Agent and the Borrower (with the consent, not to be unreasonably withheld, of the Controlling Creditor), either to act as Collateral Agent or co-Collateral Agents of all or any of the Collateral under this Agreement, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate Collateral Agent or Collateral Agents of any of the Collateral.

          (b) Every separate Collateral Agent and every co-Collateral Agent, other than any successor Collateral Agent appointed pursuant to Section 8.8, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred upon such Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised by such Collateral Agent or any agent appointed by such Collateral Agent;

          (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, jointly, as shall be provided in the instrument appointing such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate Collateral Agent or separate Collateral Agents or co-Collateral Agent or co-Collateral Agents;

          (iii) except as provided in clause (ii) above, no power given hereby to, or which it is provided herein or therein may be exercised by, any such co-Collateral Agent or co-Collateral Agents or separate Collateral Agent or separate Collateral Agents shall be exercised hereunder or thereunder by such co-Collateral Agent or co-Collateral Agents or separate Collateral Agent or


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     separate Collateral Agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

          (iv) no Collateral Agent hereunder shall be personally liable by reason of any act or omission of any other Collateral Agent hereunder; and

          (v) the Borrower and the Collateral Agent, at any time by an instrument in writing executed by them jointly (with the consent, not to be unreasonably withheld, of the Controlling Creditor), may accept the resignation of or remove (for any reason or no reason at all) any such separate Collateral Agent or co-Collateral Agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate Collateral Agent or co-Collateral Agent, as the case may be, anything contained herein to the contrary notwithstanding.

          SECTION 8.11. COLLATERAL AGENTS' LIEN. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, as security for the payment of its fee under Section 2.7(f) and all other amounts payable to the Collateral Agent hereunder including, without limitation, any and all expenses and any amounts for which the Collateral Agent is entitled to reimbursement or indemnification, (i) the Collateral Agent is hereby granted a lien on all Collateral and (ii) the Collateral Agent shall have the right to use and apply any of the funds held by the Collateral Agent to cover all such fees and other amounts.

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.1. AMENDMENTS, WAIVERS, ETC.

          (a) Amendments and Waivers. No amendment, modification or waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be in writing and (x) signed by the Controlling Creditor and (y) permitted by Section 5.3 of the Intercreditor Agreement (if applicable), and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

          (i) no amendment, modification, waiver or consent shall, unless in writing and signed by each Lender and Counter-Guarantor affected thereby and the Board (so long as the Board is either a guarantor of Tranche A or a Lender hereunder), do any of the following:

               (1) subject the Lenders, the Counter-Guarantors or the Board to any additional obligations;

               (2) change the scheduled final maturity of the Loan or change the amount of or any date fixed for payment of any principal of the Loan;

               (3) change the principal amount of the Loan (other than by payment or prepayment thereof or in connection with a Loan Discharge Exercise);

               (4) change the rate of interest on the Loan or any fee, indemnity or other amount payable to such Lender, Counter-Guarantor or the Board;


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               (5) change any date fixed for payment of such interest, indemnity or other amount or fees;

               (6) amend the definition of "Requisite Lenders," "Controlling Creditor" or this Section 9.1;

               (7) waive, amend, modify or release the Second Lien Guaranty except as provided herein; and

               (8) modify the application of payments to the Loan under Section 2.8.

          (ii) no (A) amendment or modification of any material provision of
     Article II, Article III, Article IV, Article VIII, Section 5.1 (other than
     Section 5.1(b)(ii)), Section 5.2, Section 5.5, Section 6.1(a)(ii), Section 6.3, Section 6.4, Section 7.1 (other than to add Events of Default),
     Section 9.2, Section 9.3, Section 9.4, Section 9.5, Section 9.6, Section 9.7, Section 9.9, Section 9.10, Section 9.11, Section 9.12, Section 9.16,
     Section 9.17 or any of the definitions as relevant thereto, (B) release of all or substantially all of the Collateral, or any dilution or subordination of the Liens on any Collateral having a material value, or
     (C) waiver, amendment or modification of the Intercreditor Agreement in a manner adverse to the Second Lien Claimholders (under and as defined therein), in each case shall be effective unless in writing and signed by
     (I) the Initial Lender, so long as it continues to hold Tranche B-4, (II) each Counter-Guarantor so long as it is either a guarantor of Tranche B-1, Tranche B-2 or Tranche B-3, respectively, or a Lender hereunder, and (IV) the Board, so long as the Board is either a guarantor of Tranche A or a Lender hereunder; and

          (iii) no amendment, modification, waiver or consent shall, unless in writing and signed by the Agent, the Collateral Agent or the Loan Administrator, as applicable, in addition to the Persons required above to take such action, affect the rights or duties of the Agent, the Collateral Agent or the Loan Administrator, as the case may be, under this Agreement, the other Loan Documents, any Counter-Guarantee or the Board Guaranty.

          (b) Execution of Amendments and Waivers by the Agent. The Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

          (c) Non-Consenting Lenders. In connection with any proposed amendment, modification, waiver or termination requiring the consent of all affected Lenders, if the consent of Requisite Lenders is obtained, but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.1 being referred to as a "Non-Consenting Lender"), then, so long as the Lender that is acting as the Agent is not a Non-Consenting Lender, at the Borrower's request, the Agent or an Eligible Lender that is acceptable to the Agent, the Board and, so long as no Event of Default shall have occurred and be continuing, the Borrower, shall have the right with the Agent's consent and in the Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Agent's request, sell and assign to the Lender that is acting as the Agent or such Eligible Lender, all of the portion of the Loan of such Non-Consenting Lender for an amount equal to the principal balance of such portion of the Loan held by the Non-Consenting Lender and all accrued interest


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and fees with respect thereto through the date of sale, such purchase and sale to be consummated pursuant to an executed Assignment and Acceptance.

          SECTION 9.2. ASSIGNMENTS AND PARTICIPATIONS; SUCCESSORS AND ASSIGNS.

          (a) Assignment. Each Lender may sell, transfer, negotiate or assign either in whole or in part to one or more Eligible Lenders its rights and obligations hereunder and under the Notes and the other Loan Documents; provided that (i) the assigning Lender shall give prompt written notice to the Agent, the Borrower, the Board and the Loan Administrator of the terms of and the parties to any such assignment, (ii) the proposed assignee shall provide to the Agent, the Borrower and the Board all documentation and certificates as required by the Agent, the Borrower and the Board to confirm to the Agent's and the Board's satisfaction that such proposed assignee is an Eligible Lender, (iii) the Borrower will not be obligated to pay any greater amount under Section 2.9(c) or
Section 2.11 (in respect of increased costs or Indemnified Taxes or Other Taxes imposed pursuant to applicable law in effect on the date of such assignment) to the assignee than the Borrower is then obligated to pay to the assigning Lender under such Sections, (iv) any sale, transfer or assignment of a Tranche A Lender's rights, interests or obligations under the Board Guaranty shall be subject to Sections 2.04 and 5.04 of the Board Guaranty, (v) any sale, transfer or assignment of the rights, interests or obligations of the Tranche B-1 Lender, Tranche B-2 Lender or Tranche B-3 Lender under the applicable Counter-Guarantee shall be subject to the applicable provisions of such Counter-Guarantee, (vi) without the consent of the Borrower (in its sole discretion), no right, obligation or interest hereunder or under any Note or other Loan Document may be sold, transferred, negotiated or assigned to (A) an airline, a commercial aircraft operator, an air freight forwarder or an entity principally engaged in the business of parcel transport by air (any such Person, a "Prohibited Transferee"), (B) an Affiliate of a Prohibited Transferee or (C) a maintenance provider for aircraft airframes, engines or related parts or a manufacturer of engines or of parts related to airframes or engines, and (vii) no right, obligation or interest hereunder or under any Note or other Loan Document may be sold, transferred, negotiated or assigned to a manufacturer of aircraft airframes.

          (b) Deliveries in Connection with Assignment. The parties to each assignment under this Section 9.2 shall execute and deliver to the Agent, for its acceptance and recording, an Assignment and Acceptance, and the assignee, if a Non-U.S. Person, shall deliver to the Borrower, the Agent and each Counter-Guarantor (if such assignment is of Tranche B), on or prior to the date of the assignment, two completed copies of IRS Form W-9, W-8BEN or W-8ECI or other applicable form, certificate or document required to satisfy the requirements of Section 2.11. Upon such execution, delivery and acceptance and the receipt by the Agent of an assignment fee in the amount of $3,500 (which fee shall be payable by the assignor, or if the assignor is the Board, the Borrower), the Agent shall record such Assignment and Acceptance and from and after the effective date specified in such Assignment and Acceptance (i) the assignee thereunder of all or any portion of the Loan shall become a party hereto and, to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender and (ii) the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except those rights with respect to indemnification which survive the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

          (c) Agent's Duties Upon Assignment. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record the information


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contained therein in the Register, (iii) give prompt notice thereof to the
Borrower and (iv) shall give prompt written notice of the terms of and parties to any such assignment to the Borrower, the Board, the Counter-Guarantors and the Loan Administrator.

          (d) Assignments to Federal Reserve Bank. In addition to the other assignment rights provided in this Section 9.2, each Lender may assign, without the prior consent of the Borrower, the Agent or the Board as collateral or otherwise, any of its rights under this Agreement to any Federal Reserve Bank pursuant to Regulation A of the Federal Reserve Board, provided, however, that no such assignment shall release the assigning Lender from any of its obligations hereunder.

          (e) Participations. Each Lender may, without the prior consent of the Borrower or any other Person, sell participations, to the extent permitted by the Regulations, in or to all or a portion of its rights and obligations hereunder and under the Notes and the other Loan Documents (any such purchaser of a participation being referred to as a "Participant"); provided that (i) neither the Notes nor the Board Guaranty nor any applicable Counter-Guarantee is assigned, conveyed, sold or transferred in whole or in part, (ii) in the case of an assignment of Tranche A, the Board's ability to assert any and all defenses available to it under the Board Guaranty and the law is not adversely affected, and in the case of an assignment of Tranche B (other than Tranche B-4), the applicable Counter-Guarantor's ability to assert any and all defenses available to it under the applicable Counter-Guarantee and the law is not adversely affected, (iii) the Borrower will not be obligated to pay any greater amount under Section 2.9(c) or Section 2.11 (in respect of increased costs, Indemnified Taxes or Other Taxes) to the Participant than the Borrower is then obligated to pay to the selling Lender under such Sections, (iv) any such participation with respect to Tranche B-1, Tranche B-2 or Tranche B-3 shall be subject to the applicable provisions of any applicable Counter-Guarantee, (v) no Participant shall, without the consent of the Borrower (such consent to be in the Borrower's sole discretion), be a (x) Prohibited Transferee, (y) an Affiliate of a Prohibited Transferee or (z) a maintenance provider for aircraft airframes, engines or related parts or a manufacturer of engines or of parts related to airframes or engines, and (vi) no Participant shall be a manufacturer of aircraft airframes. In the event of the sale of any participation by any Lender,
(A) such Lender's obligations under the Loan Documents shall remain unchanged,
(B) such Lender shall remain solely responsible to the other parties for the performance of such obligations, (C) such Lender shall remain the holder of such Obligations for all purposes of this Agreement, (D) the Borrower, the Agent, the Board, the applicable Counter-Guarantor (as applicable) and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (E) each Participant, shall deliver to the Borrower, the Agent and each Counter-Guarantor (if such participation is of Tranche B), on or prior to the date of the sale of the participation, two completed copies of IRS Form W-9, W-8BEN or W-8ECI or other applicable form, certificate or document required to satisfy the requirements of Section 2.11. Any Participant will be entitled to the benefits of Section 2.9(c), Section 2.9(e), Section 2.10 and Section 2.11 to the same extent as if such Person were a Lender.

          (f) Assignment of Tranche A at the Direction of the Board. The Tranche A Lender agrees that if and to the extent that the Board Guaranty remains in effect, the Board shall have the right, upon ten (10) Business Days' prior notice to the Tranche A Lender (with a copy to the Agent and the Borrower) to require the Tranche A Lender to sell, transfer and assign Tranche A, in whole or in part (but in no event in excess of the amount then guaranteed under the Board Guaranty), and with or without the benefit of the Board Guaranty (which, if without, shall be fully and irrevocably released upon the closing and to the extent of such purchase), to a Person designated by the Board, for a purchase price equal to 100% of the principal amount of such portion of Tranche A to be sold, transferred and assigned, together with all accrued and unpaid interest thereon through the date of purchase (which purchase price may include a payment under the Board Guaranty) and payment of any losses, expenses and liabilities under Section 2.9(e) hereof attributable to such sale, transfer and assignment (it being acknowledged and agreed


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that any premium paid by such purchaser for such portion of the Loan shall be for the benefit of the Board); provided, that the Tranche A Lender (to the extent commercially reasonable) and the Borrower shall cooperate with the Board to minimize any such losses, expenses and liabilities so long as any such action would not result in the Tranche A Lender incurring any additional costs or otherwise be disadvantageous to the Tranche A Lender in its sole judgment; and provided, further that the Tranche A Lender shall also be entitled to payment of all other unpaid Obligations owing to it through the date of purchase from the Obligors, including, without limitation, fees, expenses, indemnities and other amounts which are then due and payable pursuant to the terms of the Loan Documents, which amounts the Obligors agree to pay to the Tranche A Lender on the date of purchase. The closing of the Tranche A assignment shall be consummated pursuant to an Assignment and Acceptance and such other documentation as the Tranche A Lender, the Board and such assignee shall mutually agree is reasonably necessary. Any such sale, transfer or assignment under this subsection (f) shall be subject to the conditions specified in clauses (i), (ii), (iii) and (vi) of the proviso in subsection (a) of this
Section 9.2.

          (g) Assignment of Tranche B at the Direction of a Counter-Guarantor. Each of the Tranche B-1 Lender, Tranche B-2 Lender and Tranche B-3 Lender agrees that if and to the extent that the applicable Counter-Guarantee is and remains in effect, the applicable Counter-Guarantor shall have the right, upon ten (10) Business Days' prior notice to such Tranche B-1 Lender, Tranche B-2 Lender and Tranche B-3 Lender, as the case may be (with a copy to the Agent and the Borrower), to require such Tranche B Lender to sell, transfer and assign such portion of Tranche B-1, Tranche B-2 and Tranche B-3 (as the case may be), in whole or in part (but in no event in excess of the amount then guaranteed under the applicable Counter-Guarantee), and with or without the benefit of the applicable Counter-Guarantee (which, if without, shall be fully and irrevocably released upon the closing and to the extent of such purchase), to a Person designated by such Counter-Guarantor, for a purchase price equal to 100% of the principal amount of such portion of Tranche B-1, Tranche B-2 and Tranche B-3 (as the case may be) to be sold, transferred and assigned, together with all accrued and unpaid interest thereon through the date of purchase (which purchase price may include a payment under the applicable Counter-Guarantee) and payment of any losses, expenses and liabilities under Section 2.9(e) hereof attributable to such sale, transfer and assignment (it being acknowledged and agreed that any premium paid by such purchaser for such portion of the Loan shall be for the benefit of the applicable Counter-Guarantor); provided, that such the Tranche B Lender (to the extent commercially reasonable) and the Borrower shall cooperate with the applicable Counter-Guarantor to minimize any such losses, expenses and liabilities so long as any such action would not result in the Tranche B Lender incurring any additional costs or otherwise be disadvantageous to such Tranche B Lender in its sole judgment; and provided, further that the Tranche B-1 Lender, Tranche B-2 Lender and Tranche B-3 Lender shall also be entitled to payment of all other unpaid Obligations owing to it through the date of purchase from the Obligors, including, without limitation, fees, expenses, indemnities and other amounts which are then due and payable pursuant to the terms of the Loan Documents, which amounts the Obligors agree to pay to such Tranche B Lender on the date of purchase. The closing of the Tranche B-1, Tranche B-2 or Tranche B-3 assignment shall be consummated pursuant to an Assignment and Acceptance and such other documentation as the Tranche B-1 Lender, Tranche B-2 Lender or Tranche B-3 Lender (as the case may be) and such assignee shall mutually agree is reasonably necessary. Any such sale, transfer or assignment under this subsection (f) shall be subject to the conditions specified in clauses (i),
(ii), (iii) and (vi) of the proviso in subsection (a) of this Section 9.2.

          (h) Reimbursement of Fees upon Certain Assignments. If during any Interest Period some or all of the Loan is assigned in compliance with this
Section 9.2 and as a result of such assignment the Applicable Interest Rate on the portion of the Loan so assigned will accrue at the rate specified in the proviso of the definition of "Applicable Interest Rate," then the Board (in the case of an assignment of Tranche A), the applicable Counter-Guarantor (in the case of an assignment of Tranche B-1, Tranche B-2 or Tranche B-3) or the Initial Lender (in the case of an assignment of Tranche B-4) shall reimburse the


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Borrower on or prior to the first day of the next Interest Period for a pro rata amount of the Guarantee Fee, Counter-Guarantee Fee or Supplemental Facility Fee, as the case may be, paid by the Borrower to the Board, such Counter-Guarantor or the Initial Lender for such Interest Period, which amount shall be equal to the product of (x) the amount of the Guarantee Fee, Counter-Guarantee Fee or Supplemental Facility Fee attributable to the portion of the Loan so assigned and (y) a fraction, the numerator of which is the number of days in such Interest Period during which the assignee held such assigned portion of the Loan and the denominator of which is the total number of days in such Interest
Period.

          (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that except as otherwise expressly provided herein, no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Board, the Lenders and the Agent (and any attempted assignment or transfer by an Obligor without such consent shall be null and void).

          SECTION 9.3. COSTS AND EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, the Obligors agree to pay promptly (i) all reasonable costs and expenses incurred by the Loan Administrator, the Board, the Initial Lender, each Counter-Guarantor, the Agent and the Collateral Agent in connection with the negotiation, preparation, execution and delivery of the Loan Documents, the Board Guaranty and all documents relating thereto (including reasonable legal fees and expenses), (ii) all reasonable costs and expenses incurred by the Loan Administrator, the Board, the Lenders, the Counter-Guarantors, any Participant, the Agent and the Collateral Agent in connection with any consents, amendments, waivers or other modifications hereto (including reasonable legal fees and expenses) and (iii) all costs and expenses, including reasonable legal fees and expenses incurred by the Agent, the Collateral Agent, the Lenders, each Counter-Guarantor, any Participant, the Loan Administrator and the Board in enforcing any Obligations of, or in collecting any payments due from, the Obligors hereunder or under the other Loan Documents, including any such costs and expenses incurred after the filing of a bankruptcy or insolvency proceeding with respect to any Obligor.

          SECTION 9.4. INDEMNITIES. Whether or not the transactions contemplated hereby shall be consummated, the Obligors agree to defend, indemnify, pay and hold harmless the Board, the Agent, the Collateral Agent, the Counter-Guarantors, the Lenders, the Loan Administrator and their respective Affiliates, officers, directors, employees, agents and advisors (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees, but excluding Taxes), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes and rules or regulations), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner arising out of this Agreement, the other Loan Documents, any Counter-Guarantee or the transactions contemplated hereby or thereby (including, without limitation, the use or intended use of the proceeds of the Loan) or any breach or default by the Obligors of any provision of the Loan Documents (collectively called the "Indemnified Liabilities"); provided that the Obligors shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise (i) from the gross negligence or willful misconduct of that Indemnitee (as actually and finally determined by a final and non-appealable judgment of a court of competent jurisdiction) and only to the extent that such Indemnified Liabilities constitute direct (as opposed to special, indirect, punitive or consequential) damages or (ii) constitute ordinary and usual operating or overhead expenses of an Indemnitee (excluding, without limitation, costs and expenses of any outside counsel, consultant or agent). To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each of the Obligors


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shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Obligor or any of its security holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from such Indemnitee's gross negligence or willful misconduct. In no event, however, shall any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or anticipated savings). Without limitation of the generality of the foregoing, each Indemnitee (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable to any Obligor or any of its security holders or creditors for any action taken or omitted to be taken in good faith by it in accordance with the advice of such experts and (ii) shall incur no liability under or in respect to this Agreement, the Notes or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, facsimile transmission, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. The agreements in this Section 9.4 shall survive the termination of the other provisions of this Agreement and the other Loan Documents and, in the case of the Collateral Agent, shall survive the resignation or removal of the Collateral Agent hereunder.

          SECTION 9.5. RIGHT OF SET-OFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, to the fullest extent permitted by law, each Lender is hereby authorized by the Obligors at any time or from time to time, with notice to the Obligors and to each other Lender, the Board, the Agent, the Collateral Agent and the Loan Administrator, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of any Obligor against and on account of the obligations and liabilities of such Obligor to that Lender under this Agreement, the Second Lien Guaranty, the Notes and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Second Lien Guaranty, the Notes, or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loan or any other amounts due hereunder shall have become due and payable pursuant to Section 7.2 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

          SECTION 9.6. SHARING OF PAYMENTS, ETC. The Lenders and the Board hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to the Lenders and the Board hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due") which is greater than the proportion received by any other Lender or the Board in respect of the Aggregate Amounts Due to such other Lender or the Board, then the Lender or the Board receiving such proportionately greater payment shall (i) notify the Agent and each other Lender and the Board of the receipt of such payment and (ii) (A) in the case of a Lender, (1) apply a portion of such payment to purchase participations equal to the portion of the Aggregate Amounts Due to the other Lenders and (2) pay to the Board the portion of the Aggregate Amounts Due to it or (B) in the case of the Board, pay to each Lender the portion of the Aggregate Amounts Due to it (which participations shall be deemed to have been purchased and payments made simultaneously upon the receipt by the seller or the Board of its portion of such payment, and which participations will be permitted notwithstanding any prohibition) to


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the contrary in Section 9.2(e)) so that all such recoveries of Aggregate Amounts
Due shall be shared by all Lenders and the Board in proportion to the Aggregate Amounts Due to them, provided that if all or part of such proportionately greater payment received by such purchasing Lender or the Board is thereafter recovered from such Lender or the Board upon the bankruptcy or reorganization of the Borrower or otherwise, those purchases or other payments shall be rescinded and the purchase prices paid for such participations or other payments shall be returned to such purchasing Lender or the Board ratably to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

          SECTION 9.7. NOTICES, ETC. Unless otherwise specifically provided herein, any notice, request or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or courier service and shall be deemed to have been given when delivered in person or by courier service, or upon receipt of telefacsimile (promptly confirmed in writing). For the purposes hereof, the address of each party hereto and each Counter-Guarantor shall be as set forth under such party's name on Annex A or such other address as shall be designated by such party in a written notice delivered to the Agent. A copy of any and all notices, requests, communications, demands, reports, documents or other materials (including, without limitation, any of the materials delivered by the Obligors under Section 5.1(b)) delivered or sent by any party pursuant to the terms of this Agreement shall also be given to the Loan Administrator. Anything to the contrary contained herein notwithstanding, the Obligors shall not be required to provide the Board with any notices or certificates required to be delivered to the Board hereunder and under the other Loan Documents if, at the time such notice is required to be delivered, the Board is neither a guarantor of Tranche A nor a Lender hereunder.

          SECTION 9.8. NO WAIVER; REMEDIES. No failure on the part of the Board, any Lender or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.9. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE); PROVIDED THAT THE RIGHTS AND OBLIGATIONS OF THE BOARD HEREUNDER (WHETHER AS GUARANTOR OR LENDER) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES OF AMERICA, IF AND TO THE EXTENT SUCH FEDERAL LAW IS APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          SECTION 9.10. SUBMISSION TO JURISDICTION; SERVICE OF PROCESS.

          (a) Submission to Jurisdiction. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OBLIGOR HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT AGAINST IT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES


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HERETO HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE
LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (b) Service of Process. EACH OF THE OBLIGORS HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS BY THE MAILING (BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO IT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.7.

          (c) No Limitation. Nothing contained in this Section 9.10 shall affect the right of the Agent or any Lender or other party hereto to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Obligor in any other jurisdiction.

          SECTION 9.11. WAIVER OF JURY TRIAL. EACH OBLIGOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

          SECTION 9.12. MARSHALING; PAYMENTS SET ASIDE. Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Obligor or any other party or against or in payment of any or all of the Obligations. To the extent that any Obligor makes a payment or payments to the Agent for the account of the Board, the Loan Administrator, any Lender or any Counter-Guarantor (each, a "Payee") or any Payee receives payment from exercise of their rights of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred and (ii) each Payee shall pay and return such amount to the Agent as the Agent may be required to disgorge or otherwise pay to a trustee, receiver or any other party in respect of the portion of the payment from such Obligor distributed by the Agent to such Payee hereunder.

          SECTION 9.13. SECTION TITLES. The Section titles and subtitles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          SECTION 9.14. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Agent.

          SECTION 9.15. SEVERABILITY. In case any provision in or obligation under this Agreement, the Notes or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 9.16. CONFIDENTIALITY.

          (a) Each party hereto (other than the Board) and each Counter-Guarantor shall, and shall procure that its respective officers, employees and agents shall, keep confidential and shall not, without the prior written consent of the other parties, disclose to any third party this Agreement, any other Loan Document or any of the information, reports or documents supplied by or on behalf of such other party not otherwise publicly available, except that a party shall be entitled to disclose this Agreement, any other Loan Document, and any such information, reports or documents:

          (i) in connection with any proceeding arising out of or in connection with this Agreement, any of the other Loan Documents, the Board Guaranty or any Counter-Guarantee to the extent that such party may reasonably consider necessary to protect its interest;

          (ii) to any potential assignee or transferee of any party's rights under this Agreement or any of the Loan Documents or any Counter-Guarantor's rights under its Counter-Guarantee or any other person proposing to enter into contractual arrangements with any party in relation to this Agreement, any of the other Loan Documents, the Board Guaranty or any Counter-Guarantee subject to the relevant party obtaining an undertaking from such potential assignee or transferee or other person in corresponding terms to this Section 9.16;

          (iii) pursuant to any applicable laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, interpretations, licenses, permits and orders of any competent court, arbitrator or governmental agency or authority in any relevant jurisdiction;

          (iv) to bank examiners or any other regulatory authority or rating agencies or similar entities, if requested to do so;

          (v) to its auditors, legal, tax or to other professional advisers; or

          (vi) to its Affiliates and their respective directors, officers, employees and agents.

          (b) The provisions of this Section 9.16 shall survive any termination of this Agreement or any other Loan Document or any assignment, transfer or participation under this Agreement or any other Loan Document.

          SECTION 9.17. THIRD PARTY BENEFICIARY. Each Counter-Guarantor shall be an express third party beneficiary of this Agreement to the extent the provisions of this Agreement by their terms confer upon such Counter-Guarantor any right or remedy and shall be entitled to rely on each representation and warranty of the Borrower hereunder as fully and with the same force and effect as if made expressly to such Counter-Guarantor, and the execution and delivery of its Counter-Guarantee to the Agent shall constitute such Counter-Guarantor's agreement to the provisions of Section 9.16 and further agreement to be bound by the terms and conditions hereof applicable to the Counter-Guarantors (including, without limitation, Section 2.4, Section 2.7, Section 2.8, Section 9.12, Section 9.16, Section 9.18 and Section 9.22 hereof) in asserting any right or remedy hereunder.

          SECTION 9.18. ACKNOWLEDGMENT REGARDING FEDERAL AUTHORITY.

          (a) Each of the parties hereto and each Counter-Guarantor acknowledges and agrees that:

          (i) the operations and assets of the Obligors (including, without limitation, Aircraft Related Equipment and other assets that constitute Collateral) are subject, directly and indirectly, to the actions, inaction and policies of various Governmental Authorities, including, in particular but without limitation, the United States Department of Transportation (of which the FAA is a component) and the United States Department of Justice;

          (ii) Governmental Authorities, in discharging their current and future statutory or regulatory responsibilities, may act, decline to act, or adopt policies resulting in material adverse effects on (A) the business, condition (financial or otherwise), operations, performance, prospects, assets or properties of the Obligors, (B) the ability of the Obligors to perform their payment or other material obligations under the Loan Documents, and (C) the value of the Collateral or the practical ability of the Collateral Agent to realize such value in the event of a Default or an Event of Default;

          (iii) no Governmental Authority, in discharging its statutory or regulatory responsibilities, has or shall have any obligation whatsoever to the Obligors, or to any secured party by reason of such Governmental Authority's representation on the Board, the Board's issuance of the Board Guaranty, or the Board's participation as a party to the other Loan Documents, to consider the potential that any of the material adverse effects referred to in clause (ii) above may result from such Governmental Authority's discharge of its statutory or regulatory responsibilities; and

          (iv) neither the Board, in discharging its rights and responsibilities, or in exercising its discretion, under the Act, the Regulations, the Board Guaranty or the other Loan Documents, nor any of the Board's members, acting in their capacities as such, has or shall have any obligation whatsoever to the Obligors or to any of the secured parties to take any action in connection with a Governmental Authority's discharge of its statutory or regulatory responsibilities which may have any of the material adverse effects referred to in clause (ii) above, and the Board may not take any action depriving a Governmental Authority of its rights and powers to discharge its statutory and regulatory responsibilities in any manner that may have any of the material adverse effects referred to in clause (ii) above.

          (b) Without limiting the generality of the foregoing, the parties acknowledge and agree that (i) the Department of Transportation, through the FAA, has broad authority under Title 49 of the United States Code to regulate the use of the navigable airspace of the United States so as to ensure its safe and efficient utilization, (ii) the exercise of such authority may substantially impair or eliminate altogether the utility to the Obligors and value to the secured parties of Aircraft Related Equipment pledged as Collateral and other assets of the Obligors such as Gate Leases and Slots utilized at airports, (iii) nothing in this Agreement or in the Slot Security Agreement (as defined in clause (iii) of the definition of "Collateral Documents") shall be construed or asserted by any of the parties to impede or interfere with the FAA's exercise of its authority under the Slot Regulations, and (iv) no assurance, express or implied, has been given by any Governmental Authority, including the Board, to the Obligors or to any secured party, nor has any of the Obligors or any secured party relied upon any such assurance, with respect to any future action, inaction or policy of the FAA or any other Governmental Authority relating to any such Collateral or other assets.

          SECTION 9.19. INDEPENDENCE OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties made in and covenants under this Agreement shall be given independent effect so that (a) if a particular representation and warranty is unqualified, the fact that another representation and warranty is qualified shall not affect the operation of the former provision; and (b) if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

          SECTION 9.20. ACKNOWLEDGMENT REGARDING SECOND LIEN. Each of the Lenders, the Counter-Guarantors and the Board (i) acknowledges and agrees that the Liens of the Collateral Agent in the Collateral pursuant to the Collateral Documents are junior and subordinate to the Liens for the benefit of the First Lien Claimholders in such Collateral to the extent provided in the Intercreditor Agreement, (ii) agrees and consents to the terms of the Intercreditor Agreement and (iii) agrees to be bound the terms of the Intercreditor Agreement as if it were a party thereto.

          SECTION 9.21. BOARD ACKNOWLEDGMENT. The Board acknowledges and agrees for the benefit of the Initial Lender that as of the date hereof the Board Guaranty remains in full force and effect and is hereby ratified and confirmed.

          SECTION 9.22. COUNTER-GUARANTOR ACKNOWLEDGMENT. Each Counter-Guarantor by execution and delivery of its Counter-Guarantee acknowledges and agrees for the benefit of the Initial Lender that as of the date hereof such Counter-Guarantor's Counter-Guarantee remains in full force and effect and is hereby ratified and confirmed.

          SECTION 9.23. GE ACKNOWLEDGEMENT. Nothing in this Agreement or in any other Loan Document shall be construed as preventing any party from performing any of the transactions contemplated by the GE Merger MOU, and the transactions contemplated by the "Original MOU" as defined therein, as such GE Merger MOU and Original MOU have been amended, supplemented or otherwise modified to the date hereof, regardless of whether such transactions occur on, before or after the Effective Date.

                           [SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        AMERICA WEST AIRLINES, INC.

                                        US AIRWAYS GROUP, INC.

                                        AMERICA WEST HOLDINGS CORPORATION

                                        US AIRWAYS, INC.


                                        By: /s/ Derek J. Kerr
                                            ------------------------------------
                                        Name: Derek J. Kerr
                                        Title: Chief Financial Officer of each
                                               person listed above


                                        MATERIAL SERVICES COMPANY, INC.


                                        By: /s/ Derek J. Kerr
                                            ------------------------------------
                                        Name: Derek J. Kerr
                                        Title: President and Chief Executive
                                               Officer

                                        PSA AIRLINES, INC.


                                        By: /s/ Keith D. Houk
                                            ------------------------------------
                                        Name: Keith D. Houk
                                        Title: President and Chief Executive
                                               Officer

                       [Signature page to Loan Agreement]

                                        PIEDMONT AIRLINES, INC.


                                        By: /s/ Stephen R. Farrow
                                            ------------------------------------
                                        Name: Stephen R. Farrow
                                        Title: President and Chief Executive
                                               Officer

                       [Signature page to Loan Agreement]

                                       CITIBANK, N.A.
                                       as Initial Lender


                                       By: /s/ Barbara Kobelt
                                           ------------------------------------
                                       Name: Barbara Kobelt
                                       Title: Senior Vice President - Structured
                                              Portfolio Management


                                       CITIBANK, N.A.,
                                       as Agent


                                       By: /s/ Barbara Kobelt
                                           ------------------------------------
                                       Name: Barbara Kobelt
                                       Title: Senior Vice President - Structured
                                              Portfolio Management


                                       WILMINGTON TRUST COMPANY,
                                       as Collateral Agent


                                       By: /s/ Sandra R. Ortiz
                                           ------------------------------------
                                       Name: Sandra R. Ortiz
                                       Title: Senior Financial Services Officer


                                       AIR TRANSPORTATION STABILIZATION BOARD


                                       By: /s/ Mark R. Dayton
                                           ------------------------------------
                                       Name: Mark R. Dayton
                                       Title: Executive Director

                      [Signature page to Loan Agreement]

                                     ANNEX A

                     NOTICE ADDRESSES; PAYMENT INSTRUCTIONS

If to the Borrower, Group or the other Obligors:

US Airways Group, Inc.
111 West Rio Salado Parkway
Tempe, AZ 85281
Attention: Thomas T. Weir, Vice President and Treasurer
Phone: (480) 693-0800
Fax: (480) 693-5155
E-mail: tom.weir@americawest.com

with a copy to:

US Airways Group, Inc.
111 West Rio Salado Parkway
Tempe, AZ 85281
Attention: James E. Walsh III, Senior Vice President and General Counsel
Phone: (480) 693-0800
Fax: (480) 693-5155
E-mail: james.walsh@americawest.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive
Chicago, IL 60606
Attention: Seth E. Jacobson, Esq.
Phone: (312) 407-0889
Fax: (312) 407-0411
E-mail: sejacobs@skadden.com

If to the Initial Lender:

Citibank, N.A.
2 Penns Way Suite 100
New Castle, DE 19720
Attention: Kathleen Racer
Phone: (302) 894-6002
Fax: (212) 994-0849
E-mail: kathleen.c.racer@citigroup.com

If to the Agent:

Citibank, N.A.
2 Penns Way Suite 100
New Castle, DE 19720
Attention: Kathleen Racer
Phone: (302) 894-6002
Fax: (212) 994-0849
E-mail: kathleen.c.racer@citigroup.com


                                    Annex A-1

If to the Loan Administrator:

Capstone Advisory Group, LLC
1065 Avenue of the Americas
New York, NY 10018
Attention: Jay Borow
Phone: (212) 782-1411
Fax: (212) 782-1478
E-mail: jborow@capstoneag.com

If to the Collateral Agent:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1615
Attention: Sandra R. Ortiz
Phone: (302) 636-6056
Fax: (302) 636-4145
E-mail: sortiz@wilmingtontrust.com

If to the Board:

Air Transportation Stabilization Board
1120 Vermont Avenue
Suite 970
Washington, D.C. 20005
Attention: Executive Director
Phone: (202) 622-3550
Fax: (202) 622-3420
E-mail: mark.dayton@do.treas.gov

with a copy to:

United States Department of the Treasury
1500 Pennsylvania Avenue, N.W.
Washington, D.C. 20220
Attention: Deputy Assistant Secretary for Government Financial Policy
Phone: (202) 622-7073
Fax: (202) 622-0387
E-mail: roger.kodat@do.treas.gov

If to the Airbus Counter-Guarantor:

AFS Cayman Limited
c/o M&C Corporate Services Limited
Ugland House, South Church Street
P.O. Box 309
George Town, Grand Cayman, Cayman Islands with a

copy to:

Airbus Financial Services


                                    Annex A-2

6 Georges Dock
IFSC, Dublin 1
Ireland
Attention: Managing Director
Phone: +353 1 790 5508
Fax: +353 1 670 2020
E-mail:

If to the GECC Counter-Guarantor:

General Electric Capital Corporation
260 Long Ridge Road
Stamford, CT 06927-9400
Attention: Senior - Vice President -
Corporate Treasury and Global Funding Operation
Phone:
Fax: (203) 357-4995
E-mail:

with a copy to:

General Electric Capital Corporation
c/o GE Commercial Aviation Services
201 High Ridge Road
Stamford, CT 06927
Attention: Contracts Leader
Phone: (203) 357-3776
Fax: (203) 357-4585
E-mail:


                                    Annex A-3

                                     ANNEX B

                                 LENDING OFFICE

                                 Citibank, N.A.
                                399 Park Avenue,
                            New York, New York 10043


                                    Annex B-1

                                     ANNEX C

                             GUARANTEE RATE SCHEDULE

          INTEREST PAYMENT            GUARANTEE RATE
     DATE FALLING IN THE PERIOD         (PER ANNUM)
     --------------------------       --------------
Effective Date - January 17, 2006          8.00%
January 18, 2006 - January 17, 2007        8.05%
January 18, 2007 - January 17, 2008        8.10%
January 18, 2008 - Maturity Date           8.15%


                                    Annex C-1

                                    EXHIBIT A

                            ASSIGNMENT AND ACCEPTANCE

          ASSIGNMENT AND ACCEPTANCE dated as of _________, ____, between ______________ (the "Assignor") and ______________ (the "Assignee"). Reference
is made to the Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among America West Airlines, Inc., US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Loan Agreement.

          The Assignor and the Assignee hereby agree as follows:

          (i) The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, [all of] [a __% interest in] the Assignor's rights and obligations under the Loan Agreement as a Tranche [A][B][-1][-2][-3][-4] Lender. The principal amount of Tranche [A][B][-1][-2][-3][-4] of the Loan assigned to the Assignee are set forth in Section 1 of Schedule I [and the principal amount of Tranche [A][B][-1][-2][-3][-4] of the Loan retained by the Assignor after giving effect to such sale and assignment are set forth in Section 2 of Schedule I]. [The Tranche A interest being assigned to the Assignor hereunder [is/is not] being assigned together with a corresponding interest under the Board Guaranty.] Such sale and assignment is without recourse to the Assignor or any of its representatives or agents (including any placement agent), and, except for those representations and warranties by the Assignor expressly set forth in this Assignment and Acceptance, without representation or warranty by any such Person.

          (ii) The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any lien, encumbrance or any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto or any collateral thereunder; and (iii) makes no representation or warranty and assumes no responsibility with respect to (A) the financial condition of the Borrower, any other Obligor or any other Person obligated under any Loan Document or any other instrument or document furnished pursuant thereto or (B) the performance or observance by the Borrower, any other Obligor or any other Person obligated under any Loan Document or any other instrument or document furnished pursuant thereto of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

          (iii) The Assignee (i) agrees that it will, independently and without reliance upon the Agent, the Collateral Agent, the Assignor, the Board or any other Lender, or any of their respective representatives or agents (including any placement agent), and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (ii) appoints and authorizes the Agent and the Collateral to take such action as administrative agent or collateral agent, respectively, on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Agent or the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iii) agrees that it will perform in


                                  Exhibit A-1
     accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; (iv) represents and warrants that it is an Eligible Lender; (v) confirms it has received and had an opportunity to review a copy of the Loan Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered pursuant to Article 5.1(b) thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the interest being assigned hereunder on the basis of which it has made such analysis and decision independently and without reliance on the Agent, the Collateral Agent, the Assignor, the Board or any other Lender, or any of their respective representatives or agents (including any placement agent); (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof; and (vii) acknowledges and agrees to the terms of the Loan Documents, including, without limitation, the terms of the Intercreditor Agreement.

          (iv) Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent (with a copy to the Board) for acceptance and recording by the Agent, together with an assignment fee of $3,500 payable by the [Assignor]. The effective date of this Assignment and Acceptance shall be __________ [or such later date as of which the Board shall have consented to the sale and assignment of [all of] [a __% interest in] the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents to the Assignee as provided herein and as evidenced by its signed confirmation thereof set forth on the signature pages hereof] (the "Effective Date").

          (v) Upon such acceptance and recording by the Agent, then, as of the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations under the Loan Agreement of a Lender and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those which survive the payment in full of the Obligations) other than those relating to events or circumstances occurring prior to the Effective Date and be released from its obligations under the Loan Documents.

          (vi) Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Loan Documents in respect of the interest assigned hereby (i) to or for the account of the Assignee, in the case of amounts accrued with respect to any period on or after the Effective Date and (ii) to or for the account of the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

          (vii) This Assignment and Acceptance shall be governed by, and be construed in accordance with, the law of the State of New York.

          (viii) This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  Exhibit A-2

                                                     [Assignor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [Assignee]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        Lending Office (and address for
                                        notices): [Address]

                                        ----------------------------------------

Accepted this _____________ day

of ________________________, ____

CITIBANK, N.A.,
as Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

[The Board hereby confirms its consent to this Assignment and Acceptance in accordance with the provisions of Section 9.2 of the Loan Agreement

AIR TRANSPORTATION STABILIZATION BOARD


By:
    ---------------------------------
Name:
      -------------------------------
Title:]
        -----------------------------


[The Borrower hereby confirms its consent to this Assignment and Acceptance in accordance with the provisions of Section 9.2 of the Loan Agreement.

AMERICA WEST AIRLINES, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:]
        -----------------------------


                                  Exhibit A-3

                                   SCHEDULE I

                                       TO

                            ASSIGNMENT AND ACCEPTANCE

SECTION 1.

Aggregate Outstanding Principal
Amount of Tranche [A][B][-1][-2][-3]
[-4] Assigned to Assignee:              $_______________________________________

SECTION 2.

Aggregate Outstanding Principal
Amount of Tranche [A][B][-1][-2][-3]
[-4] retained by Assignor:              $_______________________________________

                                   EXHIBIT B-1

                             FORM OF TRANCHE A NOTE

$ [_]                                                         September 27, 2005

     FOR VALUE RECEIVED, the undersigned AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay CITIBANK, N.A. as Agent, or its registered assigns, for the account of CITIBANK, N.A., as Tranche A Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche A, payable at such times, and in such amounts, as are specified in the Loan Agreement (as defined below). The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche A from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche A Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York, New York 10022.

     This Tranche A Note is the "Tranche A Note" referred to in that certain Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche A Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche A Note shall be governed by, and construed in accordance with, the law of the State of New York (and to the extent applicable, the Bankruptcy
Code); provided that the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche A Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      B1-1

                                   EXHIBIT B-2

                            FORM OF TRANCHE B-1 NOTE

$[_]                                                          September 27, 2005

     FOR VALUE RECEIVED, the undersigned AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay CITIBANK, N.A. as Agent, or its registered assigns, for the account of CITIBANK, N.A., as Tranche B-1 Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche B-1, payable at such times, and in such amounts, as are specified in the Loan Agreement (as defined below). The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche B-1 from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche B-1 Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York, New York 10022.

     This Tranche B-1 Note is the "Tranche B-1 Note" referred to in that certain Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche B-1 Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche B-1 Note shall be governed by, and construed in accordance with, the law of the State of New York (and to the extent applicable, the Bankruptcy Code); provided that the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche B-1 Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      B2-1

                                   EXHIBIT B-3

                            FORM OF TRANCHE B-2 NOTE

$[_]                                                          September 27, 2005

     FOR VALUE RECEIVED, the undersigned AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay CITIBANK, N.A. as Agent, or its registered assigns, for the account of CITIBANK, N.A., as Tranche B-2 Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche B-2, payable at such times, and in such amounts, as are specified in the Loan Agreement (as defined below). The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche B-2 from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche B-2 Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York, New York 10022.

     This Tranche B-2 Note is the "Tranche B-2 Note" referred to in that certain Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche B-2 Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche B-2 Note shall be governed by, and construed in accordance with, the law of the State of New York (and to the extent applicable, the Bankruptcy Code); provided that the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche B-2 Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      B3-1

                                   EXHIBIT B-4

                            FORM OF TRANCHE B-3 NOTE

$[_]                                                          September 27, 2005

     FOR VALUE RECEIVED, the undersigned AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay CITIBANK, N.A. as Agent, or its registered assigns, for the account of CITIBANK, N.A., as Tranche B-3 Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche B-3, payable at such times, and in such amounts, as are specified in the Loan Agreement (as defined below). The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche B-3 from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche B-3 Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York, New York 10022.

     This Tranche B-3 Note is the "Tranche B-3 Note" referred to in that certain Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche B-3 Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche B-3 Note shall be governed by, and construed in accordance with, the law of the State of New York (and to the extent applicable, the Bankruptcy Code); provided that the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche B-3 Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      B4-1

                                   EXHIBIT B-5

                            FORM OF TRANCHE B-4 NOTE

$[_]                                                          September 27, 2005

     FOR VALUE RECEIVED, the undersigned AMERICA WEST AIRLINES, INC., a Delaware corporation (the "Borrower"), hereby promises to pay CITIBANK, N.A. as Agent, or its registered assigns, for the account of CITIBANK, N.A., as Tranche B-4 Lender, the principal amount set forth above, or, if less, the aggregate unpaid principal amount of Tranche B-4, payable at such times, and in such amounts, as are specified in the Loan Agreement (as defined below). The Borrower hereby promises to pay interest on the unpaid principal amount of Tranche B-4 from the date hereof until such principal amount is paid in full, at the rate or rates, and payable at such times as are specified in the Loan Agreement.

     This Tranche B-4 Note shall be payable at the principal office of the Agent presently located at 399 Park Avenue in New York, New York 10022.

     This Tranche B-4 Note is the "Tranche B-4 Note" referred to in that certain Loan Agreement, dated as of September 27, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), among the Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not defined herein are used herein as defined in the Loan Agreement.

     Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrower. This Tranche B-4 Note may be prepaid solely as provided in the Loan Agreement and may be accelerated in whole or in part as provided in the Loan Agreement.

     This Tranche B-4 Note shall be governed by, and construed in accordance with, the law of the State of New York (and to the extent applicable, the Bankruptcy Code); provided that the rights and obligations of the Board hereunder shall be governed by, and construed in accordance with, the Federal law of the United States of America, if and to the extent such Federal law is applicable, and otherwise in accordance with the law of the State of New York.

     IN WITNESS WHEREOF, the Borrower has caused this Tranche B-4 Note to be executed and delivered by its duly authorized officer as of the date and at the place set forth above.

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      B5-1

                                    EXHIBIT I

                      FORM OF COLLATERAL VALUE CERTIFICATE

          Reference is made to the Loan Agreement dated as of September 27, 2005 by and among America West Airlines, Inc. (the "Borrower"), US Airways Group, Inc. ("Group"), the Subsidiaries of Group parties thereto from time to time, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board (as the same may be amended, restated or supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

          The undersigned, being a Responsible Officer of the Borrower, does hereby certify as of the date hereof that the Collateral Value is as follows:

APPRAISED COLLATERAL (A - B)                                                        $______________

     A = Appraised Value based on the Appraisal Report(s) attached hereto as
     Schedule I: $_______________, of which $_____________ is the Appraised Value of spare parts

     B = Ineligible Assets (as identified and described on Schedule II attached hereto): $_______________

ELIGIBLE ACCOUNTS (A * B)                                                           $______________

     A = Eligible Accounts: $_______________

     B = 85%

TOTAL COLLATERAL VALUE (Appraised Collateral + Eligible Accounts)                   $______________

COLLATERAL VALUE DEFICIENCY ((135% of the sum of ((A +B) - C) - Total Collateral
Value)
                                                                                    $______________
     A = Outstanding principal and accrued interest on the Loan:
     $_______________

     B = Outstanding principal and accrued interest on the US Airways Loan:
     $_______________

     C = required Minimum Adjusted Cash Amount: $_______________

          In addition, the undersigned hereby certifies as of the date hereof as follows:

     1. None of the Collateral included in the calculation of the Collateral Value is subject to any event of loss, damage or other casualty that
          (i) has materially and adversely affected the value of such Collateral, whether insured or not, or (ii) is not disclosed in a schedule referenced above and attached hereto.

     2. The Appraised Value of spare parts counted in the computation of Collateral Value [is] [is not] less than $_______, which amount is equal to 75% of the Appraised Value of the spare parts set forth in the Baseline Appraisal.

     3. [No Collateral Value Deficiency exists/A Collateral Value Deficiency exists].

               The undersigned hereby certifies that all statements made in this Collateral Value Certificate are true and correct as of the date hereof.

Date:
      -------------------------------

                                        AMERICA WEST AIRLINES, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                         FORM OF SLOT UTILIZATION REPORT

               Reference is made to the Loan Agreement dated as of September 27, 2005 by and among America West Airlines, Inc., US Airways Group, Inc., the Subsidiaries of Group parties thereto from time to time, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board (as the same may be amended, restated or supplemented or otherwise modified from time to time, the "Loan Agreement"). This Slot Utilization Report is being delivered pursuant to
Section 5.1(b)(xx) of the Loan Agreement. Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement.

REPORTING PERIOD: _____________________

I.   SLOT USAGE*

Airport: ________________________

Slot Time   Total Held   Total Used   Pct. Usage (%)   Departure/Arrival
---------   ----------   ----------   --------------   -----------------


II.  RECALLED SLOTS

(a) Slots recalled by the FAA or otherwise revoked or terminated during the current reporting period for failure to comply with Slot Regulations:

Slot Time   Slot ID   Date Recalled   Appraised Value
---------   -------   -------------   ---------------


(b) Slots recalled by the FAA or otherwise revoked or terminated in all prior reporting periods during the term of the Loan for failure to comply with Slot Regulations:

Slot Time   Slot ID   Date Recalled   Appraised Value
---------   -------   -------------   ---------------


(c) If any Slot identified in II(a) above is a Secondary Slot, establish in reasonable detail why the applicable Obligor determined that maintaining such Slot was no longer commercially required (within the meaning of Section 7.1(p)(i) of the Loan Agreement).

III. ATTACHMENTS

----------
* A separate chart should be provided for each airport at which any of the Obligors holds or utilizes Slots.

     Attached to this report is a true and complete copy of each Slot utilization report required to be delivered to the FAA under the Slot Regulations for the two month reporting period summarized herein [together with any requests for waivers or other documentation provided to the FAA in connection therewith].

IV.  CERTIFICATION**

     The undersigned Responsible Officer of Group hereby certifies that the foregoing is true and correct in all material respects.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

----------
**   Certification required to be made by a Responsible Officer of Group.

                                    EXHIBIT M

                           FORM OF SUBSIDIARY JOINDER

          JOINDER AGREEMENT, dated as of ___________ ___, 200___ (this "Joinder") by ______________________ (the "New Subsidiary") to the Loan Agreement dated as of September 27, 2005 (as the same may be amended, restated or supplemented or otherwise modified from time to time, the "Loan Agreement") among America West Airlines, Inc., as Borrower, US Airways Group, Inc., the other Obligors from time to time party thereto, Citibank, N.A., as Initial Lender, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent and Air Transportation Stabilization Board. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                                    RECITALS

          WHEREAS, Section 5.8(a) of the Loan Agreement provides that, following the formation or acquisition by any Obligor of a Subsidiary that is not a CFC, such Obligor shall cause such Subsidiary to execute and deliver to the Agent and the Board a Subsidiary Joinder, pursuant to which such Subsidiary shall become a party to the Loan Agreement.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Subsidiary, the New Subsidiary, intending legally to be bound, hereby agrees as follows:

          1. Joinder. By the execution of this Joinder, the New Subsidiary hereby agrees that it is, and shall be deemed for all purposes to be, a Subsidiary Guarantor under the Loan Agreement, and agrees that it is bound by the terms, conditions and obligations set forth therein, with the same force and effect as if the New Subsidiary had been an original signatory thereto.

          2. Notice. The address of the New Subsidiary set forth below its signature hereto shall be its address for all purposes of the Loan Agreement as if set forth on Annex A thereto.

          3. Governing Law. This Joinder shall be construed in accordance with, and shall be governed by, the laws of the State of New York.

          4. Further Assurances. The New Subsidiary agrees to perform any further acts and execute and deliver any additional documents and instruments that may be necessary or reasonably requested by the Agent or the Board (so long as the Board is either guarantor of Tranche A or a Lender under the Loan Agreement) to carry out the provisions of this Joinder.

          IN WITNESS WHEREOF, the New Subsidiary has executed this Joinder Agreement as of the date first above written.

                                        [NEW SUBSIDIARY]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Address and Contact Information:

                                        Attn:
                                              ----------------------------------
                                        Tel:
                                             -----------------------------------
                                        Fax:
                                             -----------------------------------

ACKNOWLEDGED:

CITIBANK, N.A.,
as Agent


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------


AIR TRANSPORTATION STABILIZATION BOARD


By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------